                      Registration Nos. 002-29866/811-1710

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

         Post-Effective Amendment No. 69                          /X/

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

         Amendment No. 26                                         /X/

                        T. ROWE PRICE NEW ERA FUND, INC.
                        --------------------------------
                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

            Approximate Date of Proposed Public Offering May 1, 2001
                                                         -----------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)
/X/      On May 1, 2001, pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a)(1)
/ /      On (date), pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a)(2)
/ /      On (date) pursuant to paragraph (a)(2) of Rule 485
         If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
                                                                     May 1, 2001
T. ROWE PRICE


New Era Fund


 A stock fund seeking capital appreciation through companies that own or develop natural resources and other basic commodities.
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
LOGO

T. Rowe Price New Era Fund, Inc.
Prospectus

May 1, 2001


1             ABOUT THE FUND
              Objective, Strategy, Risks, and Expenses      1
              -----------------------------------------------
              Other Information About the Fund              4
              -----------------------------------------------

              T. ROWE PRICE ACCOUNT INFORMATION
2
              Pricing Shares and Receiving                  6
              Sale Proceeds
              -----------------------------------------------
              Useful Information on Distributions           9
              and Taxes
              -----------------------------------------------
              Transaction Procedures and                   13
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUND
              Organization and Management                  16
              -----------------------------------------------
              Understanding Performance Information        17
              -----------------------------------------------
              Investment Policies and Practices            18
              -----------------------------------------------
              Financial Highlights                         25
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                         26
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                        26
              -----------------------------------------------
              Purchasing Additional Shares                 28
              -----------------------------------------------
              Exchanging and Redeeming Shares              28
              -----------------------------------------------
              Rights Reserved by the Funds                 30
              -----------------------------------------------
              Information About Your Services              31
              -----------------------------------------------
              T. Rowe Price Brokerage                      33
              -----------------------------------------------
              Investment Information                       34
              -----------------------------------------------



 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $166.7 billion for more than eight million individual and institutional investor accounts as of December 31, 2000.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND

 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES

 ----------------------------------------------------------

 What is the fund's objective?

   The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.


 What is the fund's principal investment strategy?


   We normally invest a minimum of two-thirds of fund assets in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. We also invest in other growth companies with strong potential for earnings growth that do not own or develop natural resources. The relative percentages invested in resource and nonresource companies can vary depending on economic and monetary conditions and our outlook for inflation. The natural resource companies held by the fund typically own, develop, refine, service, or transport resources, including energy, metals, forest products, real estate, and other basic commodities. In selecting natural resource stocks, we look for companies whose products can be produced and marketed profitably when both labor costs and prices are rising. In the mining area, for example, we might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.

   At least half of fund assets will be invested in U.S. securities, but up to 50% of total assets may be invested in foreign securities. We may also buy other types of securities, including futures and options, in keeping with the fund's objective.


   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


   o For details about the fund's investment program, please see the Investment Policies and Practices section.


 What are the main risks of investing in the fund?


   The fund is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable to its sector. For instance, since the fund attempts to invest in companies that may benefit from accelerating inflation low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international

T. ROWE PRICE                                 2

   politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.


   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.


   The fund's investments in foreign securities, or even in U.S. companies with significant overseas investments, are also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. While currency risk may be somewhat reduced because many commodities markets are dollar based, the fund's exposure to foreign political and economic risk will be heightened by investments in companies with operations in emerging markets.

   Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   o The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are willing to accept the risks of investing in U.S. and foreign companies whose earnings are especially influenced by worldwide economic and monetary conditions in pursuit of long-term capital growth, the fund could be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


   o Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

ABOUT THE FUND                                3

 How has the fund performed in the past?


   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.



                                     Calendar Year Total Returns
           "91"    "92"   "93"    "94"   "95"    "96"    "97"    "98"    "99"    "00"
 --------------------------------------------------------------------------------------------
          14.74   2.08   15.33   5.17   20.76   24.25   10.96   -9.88   21.22   20.37
 --------------------------------------------------------------------------------------------


          Quarter ended              Total return

 Best quarter                            6/30/99 15.01%

 Worst quarter                           9/30/98 -12.41%


 Table 1  Average Annual Total Returns
                                    Periods ended December 31, 2000
                                    1 year     5 years     10 years
 --------------------------------------------------------------------------

  New Era Fund                      20.37%      12.64%      12.02%

  S&P 500 Stock Index               -9.11       18.33       17.46
  Lipper Natural Resources Funds    29.72       11.82       10.48
  Average
 --------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

T. ROWE PRICE                                 4

 What fees or expenses will I pay?

   The fund are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

ABOUT THE FUND                                5


 Table 2  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
 --------------------------------------------------------------------------------------
  Management fee                                            0.57%/ // /
  Other expenses                                            0.15%
  Total annual fund operating expenses                      0.72%/ // /
 --------------------------------------------------------------------------------------




 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Transaction Procedures and Special Requirements - Account Maintenance and Small Account Fees.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:



      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $74         $230         $401           $894
    ----------------------------------------------------





 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are some of the fund's potential rewards?

   The fund is designed to protect investors against inflation and to provide a way to participate in the global demand for natural resources. By investing in companies that may prosper in periods of high inflation or strong global demand by raising prices while controlling costs, the fund hopes to provide significant long-term capital appreciation.


 Why invest substantial assets in companies based outside the U.S.?

   Foreign stock markets offer increasing opportunities for natural resource-related investments for several reasons. First, the worldwide trend toward privatization of government-owned enterprises, many of which involve commodities, opens up new areas for private investors. Second, the exploration and development of natural resources is expanding faster outside the U.S. than within, and some countries that previously refused to accept outside capital now welcome it. Finally, the demand for natural resources in many emerging markets is expected to grow over time.

 T. ROWE PRICE ACCOUNT INFORMATION
 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

ABOUT THE FUND                                7


   Here are some procedures you should know when investing in the T. Rowe Price family of taxable stock, bond, and money market funds.



 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------

 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price stocks and bonds. Amortized cost is used to price money market securities.

   The securities of funds investing in foreign markets are usually valued on the basis of the most recent closing market prices at 4 p.m. ET. Most foreign markets close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in a fund NAV. However, if a fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. A fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

T. ROWE PRICE                                 8


   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


  Japan Fund: Pricing and Transactions

   The Japan Fund's share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be processed the next day the fund computes an NAV. As such, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.

   The Tokyo Stock Exchange is scheduled to be closed on the following weekdays:
   In 2001 -January 1, 2, 3, and 8; February 12; March 20; April 30; May 3 and 4; July 20; September 24; October 8; November 23; and December 24 and 31. In 2002 -January 1, 2, 3, and 14; February 11; March 21; April 29; May 3 and 6; September 16 and 23; October 14; November 4; and December 23 and 31. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.


 How you can receive the proceeds from a sale


   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

ABOUT THE FUND                                9


  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   o If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee
   Short-term "market timers" who engage in frequent purchases and redemptions can disrupt a fund's investment program and create additional transaction costs. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the time period shown:

  Fund                             Holding period  Redemption fee
 -----------------------------------------------------------------------
  Diversified Small-Cap Growth        6 months     1%
                                   --------------------------------
  Developing Technologies              1 year      1%
                                   --------------------------------
  Emerging Europe & Mediterranean      1 year      2%
                                   --------------------------------
  Emerging Markets Stock               1 year      2%
                                   --------------------------------
  Equity Index 500                    6 months     .50%
                                   --------------------------------
  Extended Equity Market Index        6 months     .50%
                                   --------------------------------
  High Yield                           1 year      1%
                                   --------------------------------
  International Discovery              1 year      2%
                                   --------------------------------
  International Equity Index           6 months    1%
                                   --------------------------------
  Latin America                        1 year      2%
                                   --------------------------------
  Real Estate                         6 months     1%
                                   --------------------------------
  Small-Cap Value                      1 year      1%
                                   --------------------------------
  Tax-Efficient Balanced               1 year      1%
                                   --------------------------------
  Tax-Efficient Growth                2 years      1%
                                   --------------------------------
  Tax-Efficient Multi-Cap Growth      2 years      1%
                                   --------------------------------
  Total Equity Market Index           6 months     .50%
                                   --------------------------------
  U.S. Bond Index                     6 months     .50%
 -----------------------------------------------------------------------



   Redemption fees are paid to a fund to help offset transaction costs and to protect its long-term shareholders. The "first-in, first-out" (FIFO) method is used to determine the holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than the designated holding period, the fee will be charged.

T. ROWE PRICE                                 10<


   In determining a holding period, the fund will use the anniversary date of a transaction. Thus, for a one-year period, shares purchased on January 1 will be subject to the fee if they are redeemed on or prior to the following December 31. If they are redeemed on or after January 1 of the following year, they will not be subject to the fee.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or to shares redeemed through designated systematic withdrawal plans. The fee may apply to shares in retirement plans held in broker omnibus accounts.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


  Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   The following chart provides details on dividend payments.


 Table 3  Dividend Payment Schedule
  Fund                                               Dividends
  Money market funds                 .
                                      Declared daily to shareholders of record as
                                      of 12 noon ET on that day. Other purchases
                                      receive the dividend on the next business
                                      day after payment has been received.

                                     .Paid on the first business day of each
                                      month.
 ----------------------------------------------------------------------------------
  Bond funds                         .
                                      Declared daily to shareholders of record as
                                      of 4 p.m. ET the previous business day.
                                      Other purchases receive the dividend on the
                                      next business day after payment has been
                                      received.

                                     .Paid on the first business day of each
                                      month.
 ---------------------------------------------------------------------------------------
  These stock funds only:/1/         .
   .Balanced                          Declared quarterly, if any, in March, June,
                                      September, and December.
   . Dividend Growth
                                     .Must be a shareholder of record as of 4
   . Equity Income                    p.m. ET on the record date.

   . Equity Index 500

   . Growth & Income

   . Personal Strategy Balanced

   . Personal Strategy Income

   . Real Estate
 ----------------------------------------------------------------------------------
  All other stock funds/1/           .Declared annually, if any, generally in
                                      December.

                                     .Must be a shareholder of record as of 4
                                      p.m. ET on the record date.
 ----------------------------------------------------------------------------------
  Tax-Efficient Balanced/1/         Municipal Portion
                                     .Declared daily, paid on the last business
                                      day of  March, June, September, and
                                      December.

                                    Equity Portion
                                     .Declared annually, if any, usually in
                                      December.

                                     .Must be a shareholder of record as of 4
                                      p.m. ET on the record date.
 ---------------------------------------------------------------------------------------

ABOUT THE FUND                                11


 /1/Mutual fund dividends are eligible for the 70% deduction for dividends received by corporations to the extent the fund's income consists of dividends paid by U.S. corporations.


   Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.


 Capital gain payments

   If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

T. ROWE PRICE                                 12


   Capital gain payments are not expected in money market funds, which are managed to maintain a constant share price.


   o A capital gain or loss is the difference between the purchase and sale price of a security.

   Tax Information

   o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . A fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year based on the "average cost" single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or

ABOUT THE FUND                                13

   exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.


   If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will be able to meet the requirements to pass through foreign income taxes paid.

   Tax consequences of hedging
   For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital. Entering into certain options, futures, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.


   o The preceding tax information summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

T. ROWE PRICE                                 14


 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and online account access
   Exchange and redemption services through telephone, Tele*Access, and online account access are authorized when you sign the New Account Form unless you check the boxes that state you do not want them. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

ABOUT THE FUND                                15

   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, each fund has adopted an excessive trading policy. If you violate this policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.


 Account Maintenance and Small Account Fees


  Small Account Fee (all funds except Index Funds)

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to

 MORE ABOUT THE FUND

   take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


  Account Maintenance Fee (Index Funds only)

   The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 due to market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee will be charged and deducted from the proceeds. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services, or accounts maintained by intermediaries through NSCC/(R)/Networking.


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000 or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

ABOUT THE FUND                                17

 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1968 and is a "diversified, open-end investment company," or mutual fund.Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


   o Shareholders benefit from T. Rowe Price's 64 years of investment management experience.



 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.



 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).


   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

T. ROWE PRICE                                 18

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Charles M. Ober, Chairman, Hugh M. Evans III, Richard P. Howard, David M. Lee, John D. Linehan, and David J. Wallack. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Ober has been chairman of the fund's committee since 1997. He joined T. Rowe Price in 1980 and has been managing investments since 1987.


   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of $110 billion at December 31, 2000, the group fee was 0.32%. The individual fund fee is 0.25%.




 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our education and informational materials; in T. Rowe Price advertisements; and in the media.

ABOUT THE FUND                                19

 Total Return


   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.



 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.



 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------

   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information


   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

T. ROWE PRICE                                 20

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in hybrid instruments are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.



 Types of Portfolio Securities


   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.


   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.


   Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.


   Common and Preferred Stocks

   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

ABOUT THE FUND                                21

   Convertible Securities and Warrants

   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.


   Foreign Securities
   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks described below. These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.

   Operating policy Fund investments in foreign securities are limited to 50% of total assets.

   Risks of Foreign Securities
   Stock prices of foreign and U.S. companies are subject to many of the same influences, such as general economic conditions, company and industry earnings prospects, and investor psychology. However, investing in foreign securities also involves additional risks that can increase the potential for losses. Normally, these risks are significantly greater for investments in emerging markets.


  . Currency fluctuations Transactions in foreign securities are often conducted in local currencies, so dollars must often be exchanged for another currency when a stock is bought or sold or a dividend is paid. Likewise, share price quotations and total return information reflect conversion into dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French stock rose 10% in price during a year, but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would be reduced to 5%. This is because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would buy more francs. The fund's total return will be affected by currency fluctuations. The exact amount of the impact depends on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar.

T. ROWE PRICE                                 22

   o Exchange rate movements can be large, unpredictable, and last for extended periods.

  . Political and economic factors The economies, markets, and political structures of a number of the countries in which the fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is especially true for emerging markets. However, even investments in countries with highly developed economies are subject to risk. For example, Japanese securities markets historically have experienced wide swings in value.

   Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. This makes investment in such markets significantly riskier than in other countries. Many countries have legacies and the risk of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors) and may be overly dependent on foreign capital (a risk that is exacerbated by big currency movements). Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.


   o While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

   Certain countries have histories of instability and political upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as capital controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair a fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.

  . Legal, regulatory, and operational Certain countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S., and have settlement practices, such as delays, which could subject a fund to risks of loss not customary in the U.S. In addition, securities markets in these countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

ABOUT THE FUND                                23


   Fixed-Income Securities
   From time to time, we may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

   High-Yield, High-Risk Bonds

   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.


   Operating policy The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities. Fund investments in convertible securities are not subject to this limit.


   Hybrid Instruments

   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.


   o Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.


   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.


   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.

T. ROWE PRICE                                 24


 Types of Investment Management Practices


   Reserve Position

   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.


   Borrowing Money and Transferring Assets

   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.


   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.


   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.


   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

ABOUT THE FUND                                25


   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities against which call or put options are written may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Exchange Traded Funds (ETFs)
   These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.


   Managing Foreign Currency Risk

   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Foreign currency transactions, if used, would be designed primarily to protect a fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and fund total return could be reduced. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.


   Lending of Portfolio Securities

   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities and capital losses.


   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce the fund's performance. The fund's portfolio turnover rates are shown in the Financial Highlights table.

 INVESTING WITH T. ROWE PRICE
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 4, which provides information about the fund's financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.




 Table 4  Financial Highlights
                                       Year ended December 31
                              1996     1997     1998      1999     2000
 -------------------------------------------------------------------------------

  Net asset value,
  beginning of period        $22.65   $26.06   $ 25.95   $19.78   $21.80
  Income From Investment Operations
  Net investment income        0.38     0.40      0.37     0.30     0.31
                             ----------------------------------------------
  Net gains or losses on
  securities (both realized    5.12     2.40     (2.97)    3.84     3.99
  and unrealized)
                             ----------------------------------------------
  Total from investment
  operations                   5.50     2.80     (2.60)    4.14     4.30
  Less Distributions
  Dividends (from net         (0.38)   (0.37)    (0.40)   (0.30)   (0.29)
  investment income)
                             ----------------------------------------------
  Distributions (from         (1.71)   (2.54)    (3.17)   (1.82)   (1.51)
  capital gains)
                             ----------------------------------------------
  Returns of capital              -        -         -        -        -
                             ----------------------------------------------
  Total distributions         (2.09)   (2.91)    (3.57)   (2.12)   (1.80)
                             ----------------------------------------------
  Net asset value,           $26.06   $25.95   $ 19.78   $21.80   $24.30
  end of period
                             ----------------------------------------------
  Total return                24.25%   10.96%   (9.88)%   21.22%   20.37%
  Ratios/Supplemental Data
  Net assets, end of period  $1,468   $1,493   $   999   $1,082   $1,195
  (in millions)
                             ----------------------------------------------
  Ratio of expenses to         0.76%    0.74%     0.75%    0.74%    0.72%
  average net assets
                             ----------------------------------------------
  Ratio of net income to       1.53%    1.33%     1.27%    1.29%    1.29%
  average net assets
                             ----------------------------------------------
  Portfolio turnover rate      28.6%    27.5%     23.1%    32.5%    28.5%
 -------------------------------------------------------------------------------

ABOUT THE FUND                                27

T. ROWE PRICE                                 28

 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number

We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, at the fund's current NAV when the shares are redeemed.


Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

    Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price
                                                    Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.


We do not accept third-party checks, except for IRA Rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check.




 OPENING A NEW ACCOUNT
 ----------------------------------------------------------

$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)


                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

ABOUT THE FUND                                29

                                                                         By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph.

via U.S. Postal Service

T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300


via private carriers/overnight services

T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number


Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.


                                                                     By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.


                                                                       In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

T. ROWE PRICE                                 30

 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------

$100 minimum purchase ($1,000 minimum purchase for Summit Funds); $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/ UTMA) accounts ($100 minimum for Summit Funds)


                                                                 By ACH Transfer

Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.


                                                                         By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

                                                                         By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.


via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300


/(For //mail via private carriers and overnight services//, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

ABOUT THE FUND                                31

                                                                     Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers-By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

For redemptions by check or electronic transfer, please see Information About Your Services.


                                                                        By Phone
Call Shareholder Services

If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.


                                                                         By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:
via U.S. Postal Service

T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

T. ROWE PRICE                                 32

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903


For employer-sponsored retirement accounts:
via U.S. Postal Service

T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479


via private carriers/overnight services
T. Rowe Price Trust Company Mailcode 17479 4515 Painters Mill Road Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.




 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a

ABOUT THE FUND                                33

fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.


In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund's management.




 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust or power of attorney to establish services and to redeem by mail. For more information, call Investor Services.


                                                                Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load

T. ROWE PRICE                                 34

variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

                  Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).


                                                  Web Address www.troweprice.com

Online Account Access
You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.


                                                Plan Account Line 1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.


                                                  Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH

With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.


By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting

(Not available for equity funds, or the High Yield, Emerging Markets Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of

ABOUT THE FUND                                35

$500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing

$50 minimum ($100 minimum for Summit Funds) You can invest automatically in several different ways, including:


Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.


Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------

              To Open an Account 1-800-638-5660 For Existing Brokerage Customers
                                                                  1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Account Access-Brokerage.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to online research tools can help you better evaluate economic trends and investment opportunities.


Dividend Reinvestment Service

If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./


/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.


Shareholder Reports

Fund managers' review of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.


The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.


Insights
Educational reports on investment strategies and financial markets.

ABOUT THE FUND                                37

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

T. ROWE PRICE                                 38


 NOT PART OF THE PROSPECTUS


 T. Rowe Price Privacy Policy

 In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

 You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

 We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

 We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

 This Privacy Policy applies to the following T. Rowe Price family of companies:
 T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 105 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 2260 Briargate Parkway

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

New York Area
 51 John F. Kennedy Parkway 1st Floor West Short Hills

San Francisco Area
 1990 N. California Blvd. Suite 100 Walnut Creek

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660 TDD
 1-800-367-0763

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Performance, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors: The appropriate 800 number appears on your retirement account statement.
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
                                                                  F41-040 5/1/01
1940 Act File No. 811-1710

  STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is May 1, 2001.


         T. ROWE PRICE BALANCED FUND, INC.
         T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
              T. Rowe Price Blue Chip Growth Fund-Advisor Class
         T. ROWE PRICE CAPITAL APPRECIATION FUND
         T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
         T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.
         T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
         T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
         T. ROWE PRICE EQUITY INCOME FUND
              T. Rowe Price Equity Income Fund-Advisor Class
         T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
         T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
         T. ROWE PRICE GROWTH & INCOME FUND, INC.
         T. ROWE PRICE GROWTH STOCK FUND, INC.
         T. ROWE PRICE HEALTH SCIENCES FUND, INC.
         T. ROWE PRICE INDEX TRUST, INC.
              T. Rowe Price Equity Index 500 Fund
              T. Rowe Price Extended Equity Market Index Fund
              T. Rowe Price Total Equity Market Index Fund
         T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
         T. ROWE PRICE MID-CAP GROWTH FUND, INC.
              T. Rowe Price Mid-Cap Growth Fund-Advisor Class
         T. ROWE PRICE MID-CAP VALUE FUND, INC.
         T. ROWE PRICE NEW AMERICA GROWTH FUND
         T. ROWE PRICE NEW ERA FUND, INC.
         T. ROWE PRICE NEW HORIZONS FUND, INC.
         T. ROWE PRICE REAL ESTATE FUND, INC.
         T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
              T. Rowe Price Science & Technology Fund-Advisor Class
         T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
              T. Rowe Price Small-Cap Stock Fund-Advisor Class
         T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
              T. Rowe Price Small-Cap Value Fund-Advisor Class
         T. ROWE PRICE VALUE FUND, INC.
              T. Rowe Price Value Fund-Advisor Class
                                       and
         INSTITUTIONAL EQUITY FUNDS, INC.
              Institutional Large-Cap Value Fund
              Institutional Small-Cap Stock Fund
              Institutional Mid-Cap Equity Growth Fund
 -------------------------------------------------------------------------------

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated May 1, 2001, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

                                                                  C20-043 5/1/01

   Each fund's financial statements for the year ended December 31, 2000, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.


   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.


                              TABLE OF CONTENTS
                              -----------------
                              Page                                       Page
                              ----                                       ----
Capital Stock                   76       Legal Counsel                       77
------------------------------------     --------------------------------------
Code of Ethics                  63       Management of the Funds             29
------------------------------------     --------------------------------------
Custodian                       62       Net Asset Value Per Share           70
------------------------------------     --------------------------------------
Distributor for the Funds       61       Organization of the Funds           76
------------------------------------     --------------------------------------
Dividends and Distributions     70       Portfolio Management Practices      14
------------------------------------     --------------------------------------
Federal Registration of         77       Portfolio Transactions              63
Shares
------------------------------------     --------------------------------------
Independent Accountants         78       Pricing of Securities               69
------------------------------------     --------------------------------------
Investment Management           54       Principal Holders of                53
Services                                 Securities
------------------------------------     --------------------------------------
Investment Objectives and        2       Ratings of Corporate Debt           82
Policies                                 Securities
------------------------------------     --------------------------------------
Investment Performance          72       Risk Factors                         3
------------------------------------     --------------------------------------
Investment Program               6       Services by Outside Parties         60
------------------------------------     --------------------------------------
Investment Restrictions         27       Tax Status                          70
------------------------------------     --------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.


   Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:


                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  T. Rowe Price International, Inc. ("T. Rowe Price International")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.

 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   Because of its investment policy, the fund may or may not be suitable or appropriate for all investors. The fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The fund will normally have substantially all (for the Balanced Fund 50-70% and for the Capital Appreciation Fund at least 50%) of its assets in equity securities (e.g., common stocks). This portion of the fund's assets will be subject to all of the risks of investing in the stock market. There is risk in every investment. The value of the portfolio securities of the fund will fluctuate based upon market conditions. Although the fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   Foreign Securities (All Funds other than Equity Index 500, Extended Equity Market, and Total Equity Market Funds)
   The fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund while others relate more to the countries in which the fund will invest.


  . Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.


   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.


  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on United States exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.


  . Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund's investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.


  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which cause significant risks and uncertainties to investment in Eastern Europe and Russia.


  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan

   The fund's concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

   Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                               Hybrid Instruments


   Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

   The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in hybrid instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in hybrid instruments will account for more than 10% of the fund's return (positive or negative).



                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


                                 Debt Securities

   Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Dividend Growth, Equity Income, Financial Services, Global Technology, Growth & Income, Health Sciences, Institutional Large-Cap Value, Institutional Small-Cap Stock, Media & Telecommunications, Mid-Cap Value, New Era, Real Estate, Small-Cap Stock, Small-Cap Value, and Value Funds

   Debt Obligations Although a majority of the fund's assets are invested in common stocks, the fund may invest in convertible securities, corporate and government debt securities, and preferred stocks which hold the prospect of contributing to the achievement of the fund's objectives. Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the fund invests to meet their obligations for the payment of interest and principal when due. The fund's investment program permits it to purchase below investment-grade securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default-that is, the nonpayment of interest and principal by the issuer than higher-quality investments. Such securities are also subject to special risks, discussed below. Although the fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   After purchase by the fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

   Special Risks of High-Yield Investing The fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

   Fixed income securities in which the fund may invest include, but are not limited to, those described below.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.


             When-Issued Securities and Forward Commitment Contracts


   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.



                           Mortgage-Related Securities

   Balanced Fund

   Mortgage-related securities in which the fund may invest include, but are not limited to, those described below.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans ("Freddie Mac Certificates") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


  . U.S. Government Agency Multi-class Pass-Through Securities Unlike
   Collateralized Mortgage Obligations (CMOs), U.S. Government Agency Multi-class Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.


  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund's quality standards. The fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the fund's quality standards.

  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the SEC has advised the fund that it believes the fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the fund's Board of Directors/Trustees. The fund's Board of Directors/Trustees has delegated to
   T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.


                             Asset-Backed Securities


   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.


   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.


                            Real Estate and REIT Risk

   Primarily Real Estate Fund (but also any other fund investing in REITs) Investors in the fund may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. Real Estate Investment Trusts ("REITs") may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

   Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the fund invests to decline.

   Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due which could have a negative effect on the fund.

   Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the fund invests in REITs, a shareholder will bear his proportionate share of fund expenses and, indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both equity and mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain exemption from the 1940 Act.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------

                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")


                              Money Market Reserves


   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation-T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price

   Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).


   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the "right to purchase," and the writer (seller) has the "obligation to sell," a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.


   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund in the portfolio of investments. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the latest bid and asked prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.


   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.


   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.



                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.


   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.



                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.


   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of the latest bid and asked prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.



                             Purchasing Call Options


   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.


   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                                     Options

   Options are a type of potentially high-risk derivative.

   The only option activity the funds currently may engage in is the purchase of S&P 500 call options for the Equity Index 500 Fund, or the purchases of call options on any indices that may be consistent with the investment programs for the Extended Equity Market Index and Total Equity Market Index Funds. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the funds reserve the right to engage in other options activity.

   All Funds


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures


   The fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").


   The New Era Fund may also enter into futures contracts on commodities related to the types of companies in which it invests, such as oil and gold futures. The Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds may only enter into stock index futures which are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset or exercised.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts


   The fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.


   Options, futures, and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) (a)
       Industry Concentration (All Funds except Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       (b)
       Industry Concentration (Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the fund's prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the fund's prospectus;
       (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the fund's prospectus.

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of the fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

   For Blue Chip Growth, Capital Opportunity, Developing Technologies, Diversified Small-Cap Growth, Financial Services, Global Technology, Health Sciences, Media & Telecommunications, Mid-Cap Value, Real Estate, and Value
   Funds:

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the fund (a "Feeder"), and one or more other funds with the same investment objective and program as the fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the fund. The fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   All Funds


                       Independent Directors/Trustees/(a)/


   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President, Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland;
   Address: EuroCapital Advisors, LLC, Southern Isle-14, 3001 SE Island Point Lane, Stuart, Florida 34996

   DAVID K. FAGIN, 4/9/38, Director, Western Exploration and Development, Ltd. (7/97 to present); Director, Dayton Mining Corporation (6/98 to present); Chairman and President, Nye Corporation (6/88 to present); Director, Nescor Corporation (6/94 to present); Director of Canyon Resources, Corp.; formerly:
   Chairman    (5/92 to 12/97) and Chief Executive Officer (5/92 to 5/96) of
   Golden Star Resources Ltd.; formerly: President, Chief Operating Officer, and Director, Homestake Mining Company (5/86 to 7/91); Address: 33 Glenmoor Drive, Englewood, Colorado 80110-7115


   HANNE M. MERRIMAN, 11/16/41, Retail Business Consultant; Director, Ann Taylor Stores Corporation, Central Illinois Public Service Company, Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAirways Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, 8/2/33, Owner/President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, 6/23/33, Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation and InterVentional Technologies Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

  (a) Unless otherwise indicated, the Independent Directors/Trustees have been at their respective companies for at least five years.


                                    Officers


   HENRY H. HOPKINS, 12/23/42, Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price International and T. Rowe Price Retirement Plan Services, Inc.


   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   JOSEPH A. CARRIER, 12/30/60, Treasurer-Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company


   Balanced Fund



  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director and Vice President-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   WENDY R. DIFFENBAUGH, 10/2/53, Vice President-Assistant Vice President, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   NATHANIEL S. LEVY, 07/13/62, Vice President-Vice President, T. Rowe Price


   RAYMOND A. MILLS, PHD, 12/3/60, Vice President-Assistant Vice President, T. Rowe Price; formerly Principal Systems Engineer at TASC, Inc.


   EDMUND M. NOTZON, 10/1/45, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARK J. VASELKIV, 7/22/58, Vice President-Managing Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.


   Blue Chip Growth Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   LARRY J. PUGLIA, 8/25/60, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   DONALD J. EASLEY, 11/28/71, Vice President-Investment Analyst in the Equity Research Division; T. Rowe Price; Credit Analyst with The Bank of New York


   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHRISTOPHER R. LEONARD, 1/11/73, Vice President-Employee, T. Rowe Price; formerly Research Associate with Morgan Stanley Dean Witter


   ROBERT W. SHARPS, 6/10/71, Vice President-Assistant Vice President, T. Rowe Price; formerly Senior Consultant at KPMG Peat Marwick; Chartered Financial Analyst


   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   Capital Appreciation Fund


  * JAMES A.C. KENNEDY, 8/17/53, Trustee-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Trustee and Vice President-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst


   RICHARD P. HOWARD, 9/16/46, President-Vice President, T. Rowe Price; Chartered Financial Analyst

   ARTHUR B. CECIL III, 9/15/42, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   STEPHANIE C. CLANCY, 12/19/64, Vice President-Vice President, T. Rowe Price


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHARLES A. MORRIS, 1/3/63, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   CHARLES M. OBER, 4/20/50, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst


   BRIAN C. ROGERS, 6/27/55, Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst


   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price

   Capital Opportunity Fund


  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst

   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   Developing Technologies Fund


  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   MICHAEL F. SOLA, 7/21/69, Executive Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/Programmer at SRA Corporation; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   TERRAL M. JORDAN, 8/13/45, Vice President-Vice President, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   MARK R. SCHLARBAUM, 12/23/69, Vice President-Vice President, T. Rowe Price

   JUSTIN THOMSON, 1/14/68, Vice President-Vice President, T. Rowe Price International; (1998 to present) Small Cap Co-Ordinator, T. Rowe Price International; formerly (1991-1998) Portfolio Manager; G. T. Capital/ Invesco; Address: 60 Queen Victoria Street, London EC4N 4TZ, England


   Diversified Small-Cap Growth Fund


  * JOHN H. LAPORTE, JR., 7/26/45, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst


   PAUL J. WOJCIK, 11/28/70, Executive Vice President-Assistant Vice President,
   T. Rowe Price; formerly Senior Programmer/Analyst at Fidelity Investments; Chartered Financial Analyst


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   DONALD J. PETERS, 7/3/59, Vice President-Vice President, T. Rowe Price

   Dividend Growth Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   THOMAS J. HUBER, 9/23/66, President-Vice President, T. Rowe Price; formerly Corporate Banking Officer with NationsBank; Chartered Financial Analyst


   ARTHUR B. CECIL III, 9/15/42, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   STEPHANIE C. CLANCY, 12/19/64, Vice President-Vice President, T. Rowe Price

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting


   DONALD J. EASLEY, 11/28/71, Vice President-Investment Analyst in the Equity Research Division; T. Rowe Price; Credit Analyst with The Bank of New York


   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company


   DAVID M. LEE, 11/13/62, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   DONALD J. PETERS, 7/3/59, Vice President-Vice President, T. Rowe Price


   LARRY J. PUGLIA, 8/25/60, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price


   CHRISTINA T. WYSKIEL, 12/14/71, Vice President-Employee, T. Rowe Price; formerly Health Care Investment Banking Associate with S.G. Cowen Securities Corporation


   Equity Income Fund


  * JAMES A.C. KENNEDY, 8/17/53, Trustee-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Trustee-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.


   ANDREW M. BROOKS, 2/16/56, Vice President-Vice President, T. Rowe Price

   ARTHUR B. CECIL III, 9/15/42, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   RICHARD P. HOWARD, 9/16/46, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company


   JOHN D. LINEHAN, 1/21/65, Vice President-Employee, T. Rowe Price; formerly Vice President at E.T. Petroleum and Delaney Petroleum


   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   Financial Services Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   ANNA M. DOPKIN, 9/5/67, President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   ABIGAIL J. FULTON, 12/19/69, Vice President-Financial Services Analyst, T. Rowe Price; Analyzed international financial services companies at Montgomery Asset Management, Deutsche Bank and Merrill Lynch International

   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst


   SUSAN J. KLEIN, 4/18/50, Vice President-Employee, T. Rowe Price


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   LARRY J. PUGLIA, 8/25/60, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst


   ROBERT W. SHARPS, 6/10/71, Vice President-Assistant Vice President, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick; Chartered Financial Analyst


   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   J. DAVID WAGNER, 2/25/74, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Associate Analyst with National Economic Research Associates, Inc.


   Global Technology Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   ARCHANA BASI, 3/11/73, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst with Andersen Consulting

   STEPHANIE C. CLANCY, 12/19/64, Vice President-Vice President, T. Rowe Price

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   THOMAS O. MURTHA, 7/29/53, Vice President-Vice President, T. Rowe Price and
   T. Rowe Price International

   D. JAMES PREY III, 11/26/59, Vice President-Vice President, T. Rowe Price


   Growth & Income Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   ROBERT W. SHARPS, 6/10/71, President-Assistant Vice President, T. Rowe Price; formerly Senior Consultant with KPMG Peat Marwick; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.


   ARTHUR B. CECIL III, 9/15/42, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting


   BRUCE E. EMERY, 3/27/72, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Senior Financial Analyst for LaSalle Partners, Inc.; Portfolio Administrator, Brinson Partners, Inc.


   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   KAREN M. REGAN, 4/16/67, Vice President-Equity Trading Assistant, T. Rowe
   Price

   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International


   R. CANDLER YOUNG, 9/28/71, Vice President-Employee, T. Rowe Price; formerly Equity Research Analyst at Donaldson, Lufkin & Jenrette

   Growth Stock Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   ROBERT W. SMITH, 4/11/61, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   ANNA M. DOPKIN, 9/5/67, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst


   JOHN R. FORD, 11/25/57, Vice President-Director, T. Rowe Price International; Chartered Financial Analyst; Address: 60 Queen Victoria Street, London EC4N 4TZ, England

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHARLES A. MORRIS, 1/3/63, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   THOMAS O. MURTHA, 7/29/53, Vice President-Vice President, T. Rowe Price and
   T. Rowe Price International


   LARRY J. PUGLIA, 8/25/60, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst


   CAROL G. BARTHA, 1/4/42, Assistant Vice President-Employee, T. Rowe Price

   Health Sciences Fund


  * JOHN H. LAPORTE, JR., 7/26/45, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   KRIS H. JENNER, M.D., 2/5/62, President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHRISTOPHER R. LEONARD, 1/11/73, Vice President-Employee, T. Rowe Price; formerly Research Associate with Morgan Stanley Dean Witter


   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price


   DARRELL M. RILEY, 2/18/58, Vice President-Vice President, T. Rowe Price

   MARK R. SCHLARBAUM, 12/23/69, Vice President-Vice President, T. Rowe Price

   CHRISTINA T. WYSKIEL, 12/14/71, Vice President-Employee, T. Rowe Price; formerly Health Care Investment Banking Associate with S.G. Cowen Securities Corporation


   Index Trust


  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst

   E. FREDERICK BAIR, 12/11/69, Vice President-Employee, T. Rowe Price; formerly equity trader at Legg Mason


   WENDY R. DIFFENBAUGH, 10/2/53, Vice President-Assistant Vice President, T. Rowe Price


   ANN M. HOLCOMB, 1/16/72, Vice President-Employee, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company


   RAYMOND A. MILLS, PHD, 12/3/60, Vice President-Assistant Vice President, T. Rowe Price; formerly Principal Systems Engineer at TASC, Inc.


   MARY C. MUNOZ, 12/2/62, Vice President-Assistant Vice President, T. Rowe
   Price


   Institutional Equity Funds


  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Chairman of the Board-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director and President-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Executive Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   GREGORY A. MCCRICKARD, 10/19/58, Executive Vice President-Managing Director,
   T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, Executive Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARCY L. ARNOLD, 8/5/59, Vice President-Assistant Vice President, T. Rowe Price; formerly Assistant Vice President, Underwriting at Connie Lee Insurance Company

   PRESTON G. ATHEY, 7/17/49, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst


   MARC L. BAYLIN, 11/17/67, Vice President-Vice President, T. Rowe Price; formerly Financial Analyst at Rausher Pierce Refsnes; Chartered Financial Analyst


   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   KARA M. CHESEBY, 10/9/63, Vice President-Vice President, T. Rowe Price; formerly Vice President at Legg Mason Wood Walker; Chartered Financial Analyst


   STEPHANIE C. CLANCY, 12/19/64, Vice President-Vice President, T. Rowe Price

   ANNA M. DOPKIN, 9/5/67, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst

   HUGH M. EVANS III, 5/17/66, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst


   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price


   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   RICHARD P. HOWARD, 9/16/46, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   THOMAS J. HUBER, 9/23/66, Vice President-Vice President, T. Rowe Price; formerly Corporate Banking Officer with NationsBank; Chartered Financial Analyst

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   JOHN D. LINEHAN, 1/21/65, Vice President-Employee, T. Rowe Price; formerly Vice President at E.T. Petroleum and Delaney Petroleum; Associate at Bankers Trust


   ROBERT J. MARCOTTE, 3/6/62, Vice President-Vice President, T. Rowe Price

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   ROBERT W. SHARPS, 6/10/71, Vice President-Assistant Vice President, T. Rowe Price; formerly Senior Consultant at KPMG Peat Marwick; Chartered Financial Analyst

   MICHAEL F. SOLA, 7/21/69, Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst

   JOHN F. WAKEMAN, 11/25/62, Vice President-Vice President, T. Rowe Price

   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price


   RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst


   Media & Telecommunications Fund


  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst


   ROBERT N. GENSLER, 10/18/57, President-Vice President, T. Rowe Price

   ARCHANA BASI, 3/11/73, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst with Andersen Consulting

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting


   BRUCE E. EMERY, 3/27/72, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Senior Financial Analyst for LaSalle Partners, Inc.; Portfolio Administrator, Brinson Partners, Inc.

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan


   STEPHEN C. JANSEN, 12/12/68, Vice President-Assistant Vice President, T. Rowe Price; formerly Investment Analyst at Schroder & Co.


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   D. JAMES PREY III, 11/26/59, Vice President-Vice President, T. Rowe Price

   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International

   DEAN TENERELLI, 12/7/64, Vice President-Vice President, T. Rowe Price International; formerly Director, Equity Telecom Asset Research for Credit Suisse; Partner/Co-Portfolio Manager, Artisan Partners

   DALE E. WEST, 1/21/69, Vice President-Vice President, T. Rowe Price International, formerly Equity Analyst, Dodge & Cox; U.S. Foreign Service Officer


   Mid-Cap Growth Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International

   BRIAN W.H. BERGHUIS, 12/12/58, President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Chartered Financial Analyst


   JOHN F. WAKEMAN, 11/25/62, Executive Vice President-Vice President, T. Rowe Price

   MARC L. BAYLIN, 11/17/67, Vice President-Vice President, T. Rowe Price; formerly Financial Analyst at Rausher Pierce Refsnes; Chartered Financial Analyst

   ANNA M. DOPKIN, 9/5/67, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company


   ROBERT J. MARCOTTE, 3/6/62, Vice President-Vice President, T. Rowe Price

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   MICHAEL F. SOLA, 7/21/69, Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst

   R. CANDLER YOUNG, 9/28/71, Vice President-Employee, T. Rowe Price; formerly Equity Research Analyst at Donaldson, Lufkin & Jenrette

   Mid-Cap Value Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   GREGORY A. MCCRICKARD, 10/19/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARCY L. ARNOLD, 8/5/59, Vice President-Assistant Vice President, T. Rowe Price; formerly Assistant Vice President, Underwriting at Connie Lee Insurance Company

   PRESTON G. ATHEY, 7/17/49, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRACE C. BROOKS, 1/10/67, Vice President-Equity Investment Analyst, T. Rowe Price; Equity Analyst, Johnston, Lemon & Co.

   KARA M. CHESEBY, 10/9/63, Vice President-Vice President, T. Rowe Price; formerly Vice President at Legg Mason Wood Walker; Chartered Financial Analyst

   DAVID R. GIROUX, 6/8/75, Vice President-Employee, T. Rowe Price; formerly Commercial Credit Analyst with Hillsdale National Bank

   RICHARD P. HOWARD, 9/16/46, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   J. DAVID WAGNER, 2/25/74, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Associate Analyst with National Economic Research Associates, Inc.

   New America Growth Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Trustee and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc.,

   T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Trustee-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   MARC L. BAYLIN, 11/17/67, President-Vice President, T. Rowe Price; formerly Financial Analyst at Rausher Pierce Refsnes; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting


   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   ROBERT J. MARCOTTE, 3/6/62, Vice President-Vice President, T. Rowe Price

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   ROBERT W. SMITH, 4/11/61, Vice President-Managing Director, T. Rowe Price and
   T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International

   CHRISTINA T. WYSKIEL, 12/14/71, Vice President-Employee, T. Rowe Price; formerly Health Care Investment Banking Associate with S.G. Cowen Securities Corporation


   R. CANDLER YOUNG, 9/28/71, Vice President-Employee, T. Rowe Price; formerly Equity Research Analyst at Donaldson, Lufkin & Jenrette

   New Era Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst


   CHARLES M. OBER, 4/20/50, President-Vice President, T. Rowe Price; Chartered Financial Analyst


   MARCY L. ARNOLD, 8/5/59, Vice President-Assistant Vice President, T. Rowe Price; formerly Assistant Vice President, Underwriting at Connie Lee Insurance Company

   HUGH M. EVANS III, 5/17/66, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst


   RICHARD P. HOWARD, 9/16/46, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst


   LEWIS M. JOHNSON, 9/20/69, Vice President-Investment Analyst in the Equity Division, T. Rowe Price; Interned, Capital Research & Management Company

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company


   DAVID M. LEE, 11/13/62, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   JOHN D. LINEHAN, 1/21/65, Vice President-Employee, T. Rowe Price; formerly Vice President at E.T. Petroleum and Delaney Petroleum; Associate at Bankers Trust


   New Horizons Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Director and President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst


   MARC L. BAYLIN, 11/17/67, Vice President-Vice President, T. Rowe Price; formerly Financial Analyst at Rausher Pierce Refsnes; Chartered Financial Analyst


   BRIAN W.H. BERGHUIS, 12/12/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   ANNA M. DOPKIN, 9/5/67, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution

   CHARLES A. MORRIS, 1/3/63, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   PHILIP W. RUEDI, 7/2/71, Vice President-Employee, T. Rowe Price; formerly Investment Banking Analyst with John Nuveen and Co.

   MARK R. SCHLARBAUM, 12/23/69, Vice President-Vice President, T. Rowe Price

   MICHAEL F. SOLA, 7/21/69, Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst


   J. DAVID WAGNER, 2/25/74, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Associate Analyst with National Economic Research Associates, Inc.

   JOHN F. WAKEMAN, 11/25/62, Vice President-Vice President, T. Rowe Price


   CHRISTINA T. WYSKIEL, 12/14/71, Vice President-Employee, T. Rowe Price; formerly Health Care Investment Banking Associate with S.G. Cowen Securities Corporation


   FRANCIES W. HAWKS, 2/2/44, Assistant Vice President-Assistant Vice President,
   T. Rowe Price


   Real Estate Fund



  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst


   DAVID M. LEE, 11/13/62, President-Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM


   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.


   ANNA M. DOPKIN, 9/5/67, Vice President-Assistant Vice President, T. Rowe Price; formerly Analyst at Goldman Sachs; Chartered Financial Analyst


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   CHARLES M. OBER, 4/20/50, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst

   KAREN M. REGAN, 4/16/67, Vice President-Equity Trading Assistant, T. Rowe
   Price

   BRIAN C. ROGERS, 6/27/55, Vice President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   Science & Technology Fund


  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst


   MICHAEL F. SOLA, 7/21/69, Executive Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/Programmer at SRA Corporation; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President-Employee, T. Rowe Price; formerly Senior Consultant with Anderson Consulting


   DONALD J. EASLEY, 11/28/71, Vice President-Investment Analyst in the Equity Research Division; T. Rowe Price; Credit Analyst with The Bank of New York

   BRUCE E. EMERY, 3/27/72, Vice President-Investment Analyst in the Equity Research Division, T. Rowe Price; Senior Financial Analyst for LaSalle Partners, Inc.; Portfolio Administrator, Brinson Partners, Inc.


   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   ERIC M. GERSTER, 3/23/71, Vice President-Employee, T. Rowe Price; formerly Associate with J.P. Morgan

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price


   TERRAL M. JORDAN, 8/13/45, Vice President-Vice President, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   D. JAMES PREY III, 11/26/59, Vice President-Vice President, T. Rowe Price


   Small-Cap Stock Fund


  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   GREGORY A. MCCRICKARD, 10/19/58, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARCY L. ARNOLD, 8/5/59, Vice President-Assistant Vice President, T. Rowe Price; formerly Assistant Vice President, Underwriting at Connie Lee Insurance Company

   PRESTON G. ATHEY, 7/17/49, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst


   HUGH M. EVANS III, 5/17/66, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst


   KRIS H. JENNER, M.D., 2/5/62, Vice President-Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   JAMES A.C. KENNEDY, 8/17/53, Vice President-Director and Managing Director,
   T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company


   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution


   CURT J. ORGANT, 1/5/68, Vice President-Associate Analyst in the Equity Research Division, T. Rowe Price; formerly Senior Financial Analyst, DAP Products, Inc.


   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price

   MICHAEL F. SOLA, 7/21/69, Vice President-Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst


   RICHARD T. WHITNEY, 5/7/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International and T. Rowe Price Trust Company; Chartered Financial Analyst


   Small-Cap Value Fund


  * JOHN H. LAPORTE, JR., 7/26/45, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   PRESTON G. ATHEY, 7/17/49, President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst


   HUGH M. EVANS III, 5/17/66, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst


   SUSAN J. KLEIN, 4/18/50, Vice President-Employee, T. Rowe Price

   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   GREGORY A. MCCRICKARD, 10/19/58, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst


   JOSEPH M. MILANO, 9/14/72, Vice President-Assistant Vice President, T. Rowe Price; formerly Research Assistant with Brookings Institution


   CHARLES G. PEPIN, 4/23/66, Vice President-Vice President, T. Rowe Price


   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price

   FRANCIES W. HAWKS, 2/2/44, Assistant Vice President-Assistant Vice President,
   T. Rowe Price

   Value Fund


  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chartered Financial Analyst



  * JAMES S. RIEPE, 6/25/43, Director and Vice President-Vice Chairman of the Board and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International



  * M. DAVID TESTA, 4/22/44, Director-Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price Group, Inc.; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price International; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, President-Director and Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   ANDREW M. BROOKS, 2/16/56, Vice President-Vice President, T. Rowe Price

   KARA M. CHESEBY, 10/9/63, Vice President-Vice President, T. Rowe Price; formerly Vice President at Legg Mason Wood Walker; Chartered Financial Analyst

   DAVID R. GIROUX, 6/8/75, Vice President-Employee, T. Rowe Price; formerly Commercial Credit Analyst with Hillsdale National Bank


   MICHAEL W. HOLTON, 9/25/68, Vice President-Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   RICHARD P. HOWARD, 9/16/46, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst


   J. JEFFREY LANG, 1/10/62, Vice President-Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   JOHN D. LINEHAN, 1/21/65, Vice President-Employee, T. Rowe Price; formerly Vice President at E.T. Petroleum and Delaney Petroleum


   DAVID J. WALLACK, 7/2/60, Vice President-Vice President, T. Rowe Price


                               Compensation Table

   The funds do not pay pension or retirement benefits to their independent officers or directors/trustees. Also, any director/trustee of a fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.




Name of Person,                   Aggregate Compensation from                   Total Compensation from Fund and
Position                          Fund(a)                                       Fund Complex Paid to Directors/
--------------------------------  --------------------------------------------  Trustees(b)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                ----------------------------------------------------
Balanced Fund
Donald W. Dick, Jr., Director                                      $1,896                                               $80,000
David K. Fagin, Director                                            1,540                                                65,000
Hanne M. Merriman, Director                                         1,540                                                65,000
Hubert D. Vos, Director                                             1,588                                                67,000
Paul M. Wythes, Director                                            1,943                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund
Donald W. Dick, Jr., Director                                      $3,752                                               $80,000
David K. Fagin, Director                                            3,048                                                65,000
Hanne M. Merriman, Director                                         3,048                                                65,000
Hubert D. Vos, Director                                             3,142                                                67,000
Paul M. Wythes, Director                                            3,846                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
Donald W. Dick, Jr., Director                                      $1,436                                               $80,000
David K. Fagin, Director                                            1,167                                                65,000
Hanne M. Merriman, Director                                         1,167                                                65,000
Hubert D. Vos, Director                                             1,203                                                67,000
Paul M. Wythes, Director                                            1,472                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Capital Opportunity Fund
Donald W. Dick, Jr., Director                                      $1,181                                               $80,000
David K. Fagin, Director                                              960                                                65,000
Hanne M. Merriman, Director                                           960                                                65,000
Hubert D. Vos, Director                                               989                                                67,000
Paul M. Wythes, Director                                            1,211                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Developing Technologies Fund(c)
Donald W. Dick, Jr., Director                                           $1,115                                          $80,000
David K. Fagin, Director                                              906                                                65,000
Hanne M. Merriman, Director                                           906                                                65,000
Hubert D. Vos, Director                                               934                                                67,000
Paul M. Wythes, Director                                            1,143                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Diversified Small-Cap Growth Fund
Donald W. Dick, Jr., Director                                      $1,176                                               $80,000
David K. Fagin, Director                                              956                                                65,000
Hanne M. Merriman, Director                                           956                                                65,000
Hubert D. Vos, Director                                               985                                                67,000
Paul M. Wythes, Director                                            1,206                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund
Donald W. Dick, Jr., Director                                      $1,439                                               $80,000
David K. Fagin, Director                                            1,169                                                65,000
Hanne M. Merriman, Director                                         1,169                                                65,000
Hubert D. Vos, Director                                             1,205                                                67,000
Paul M. Wythes, Director                                            1,475                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
Donald W. Dick, Jr., Trustee                                       $4,957                                               $80,000
David K. Fagin, Trustee                                             4,028                                                65,000
Hanne M. Merriman, Trustee                                          4,028                                                65,000
Hubert D. Vos, Director                                             4,152                                                67,000
Paul M. Wythes, Trustee                                             5,081                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Equity Index 500 Fund
Donald W. Dick, Jr., Director                                      $2,859                                               $80,000
David K. Fagin, Director                                            2,323                                                65,000
Hanne M. Merriman, Director                                         2,323                                                65,000
Hubert D. Vos, Director                                             2,395                                                67,000
Paul M. Wythes, Director                                            2,931                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Extended Equity Market Index Fund
Donald W. Dick, Jr., Director                                      $1,173                                               $80,000
David K. Fagin, Director                                              953                                                65,000
Hanne M. Merriman, Director                                           953                                                65,000
Hubert D. Vos, Director                                               983                                                67,000
Paul M. Wythes, Director                                            1,203                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund
Donald W. Dick, Jr., Director                                      $1,212                                               $80,000
David K. Fagin, Director                                              985                                                65,000
Hanne M. Merriman, Director                                           985                                                65,000
Hubert D. Vos, Director                                             1,015                                                67,000
Paul M. Wythes, Director                                            1,243                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Global Technology Fund(c)
Donald W. Dick, Jr., Director                                           $1,235                                          $80,000
David K. Fagin, Director                                            1,003                                                65,000
Hanne M. Merriman, Director                                         1,003                                                65,000
Hubert D. Vos, Director                                             1,034                                                67,000
Paul M. Wythes, Director                                            1,265                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund
Donald W. Dick, Jr., Director                                      $2,302                                               $80,000
David K. Fagin, Director                                            1,871                                                65,000
Hanne M. Merriman, Director                                         1,871                                                65,000
Hubert D. Vos, Director                                             1,928                                                67,000
Paul M. Wythes, Director                                            2,360                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Growth Stock Fund
Donald W. Dick, Jr., Director                                      $3,257                                               $80,000
David K. Fagin, Director                                            2,646                                                65,000
Hanne M. Merriman, Director                                         2,646                                                65,000
Hubert D. Vos, Director                                             2,728                                                67,000
Paul M. Wythes, Director                                            3,338                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund
Donald W. Dick, Jr., Director                                           $1,351                                          $80,000
David K. Fagin, Director                                            1,098                                                65,000
Hanne M. Merriman, Director                                         1,098                                                65,000
Hubert D. Vos, Director                                             1,132                                                67,000
Paul M. Wythes, Director                                            1,385                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Institutional Large-Cap Value Fund(c)
Donald W. Dick, Jr., Director                                           $1,157                                          $80,000
David K. Fagin, Director                                              940                                                65,000
Hanne M. Merriman, Director                                           940                                                65,000
Hubert D. Vos, Director                                               969                                                67,000
Paul M. Wythes, Director                                            1,186                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Institutional Mid-Cap Equity Growth Fund
Donald W. Dick, Jr., Director                                      $1,254                                               $80,000
David K. Fagin, Director                                            1,019                                                65,000
Hanne M. Merriman, Director                                         1,019                                                65,000
Hubert D. Vos, Director                                             1,051                                                67,000
Paul M. Wythes, Director                                            1,286                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Institutional Small-Cap Stock Fund(c)
Donald W. Dick, Jr., Director                                           $1,181                                          $80,000
David K. Fagin, Director                                              960                                                65,000
Hanne M. Merriman, Director                                           960                                                65,000
Hubert D. Vos, Director                                               989                                                67,000
Paul M. Wythes, Director                                            1,211                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Media & Telecommunications Fund
Donald W. Dick, Jr., Director                                      $1,537                                               $80,000
David K. Fagin, Director                                            1,249                                                65,000
Hanne M. Merriman, Director                                         1,249                                                65,000
Hubert D. Vos, Director                                             1,287                                                67,000
Paul M. Wythes, Director                                            1,576                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund
Donald W. Dick, Jr., Director                                      $3,234                                               $80,000
David K. Fagin, Director                                            2,628                                                65,000
Hanne M. Merriman, Director                                         2,628                                                65,000
Hubert D. Vos, Director                                             2,709                                                67,000
Paul M. Wythes, Director                                            3,315                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund
Donald W. Dick, Jr., Director                                      $1,222                                               $80,000
David K. Fagin, Director                                              993                                                65,000
Hanne M. Merriman, Director                                           993                                                65,000
Hubert D. Vos, Director                                             1,024                                                67,000
Paul M. Wythes, Director                                            1,253                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
New America Growth Fund
Donald W. Dick, Jr., Trustee                                       $1,816                                               $80,000
David K. Fagin, Trustee                                             1,475                                                65,000
Hanne M. Merriman, Trustee                                          1,475                                                65,000
Hubert D. Vos, Trustee                                              1,521                                                67,000
Paul M. Wythes, Trustee                                             1,861                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
New Era Fund
Donald W. Dick, Jr., Director                                      $1,536                                               $80,000
David K. Fagin, Director                                            1,248                                                65,000
Hanne M. Merriman, Director                                         1,248                                                65,000
Hubert D. Vos, Director                                             1,286                                                67,000
Paul M. Wythes, Director                                            1,574                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
New Horizons Fund
Donald W. Dick, Jr., Director                                      $3,604                                               $80,000
David K. Fagin, Director                                            2,928                                                65,000
Hanne M. Merriman, Director                                         2,928                                                65,000
Hubert D. Vos, Director                                             3,018                                                67,000
Paul M. Wythes, Director                                            3,694                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund
Donald W. Dick, Jr., Director                                      $1,156                                               $80,000
David K. Fagin, Director                                              939                                                65,000
Hanne M. Merriman, Director                                           939                                                65,000
Hubert D. Vos, Director                                               968                                                67,000
Paul M. Wythes, Director                                            1,185                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund
Donald W. Dick, Jr., Director                                      $5,952                                               $80,000
David K. Fagin, Director                                            4,836                                                65,000
Hanne M. Merriman, Director                                         4,836                                                65,000
Hubert D. Vos, Director                                             4,984                                                67,000
Paul M. Wythes, Director                                            6,100                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Stock Fund
Donald W. Dick, Jr., Director                                      $1,747                                               $80,000
David K. Fagin, Director                                            1,419                                                65,000
Hanne M. Merriman, Director                                         1,419                                                65,000
Hubert D. Vos, Director                                             1,463                                                67,000
Paul M. Wythes, Director                                            1,791                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
Donald W. Dick, Jr., Director                                      $1,595                                               $80,000
David K. Fagin, Director                                            1,296                                                65,000
Hanne M. Merriman, Director                                         1,296                                                65,000
Hubert D. Vos, Director                                             1,336                                                67,000
Paul M. Wythes, Director                                            1,635                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Total Equity Market Index Fund
Donald W. Dick, Jr., Director                                      $1,221                                               $80,000
David K. Fagin, Director                                              992                                                65,000
Hanne M. Merriman, Director                                           992                                                65,000
Hubert D. Vos, Director                                             1,023                                                67,000
Paul M. Wythes, Director                                            1,251                                                82,000
------------------------------------------------------------------------------------------------------------------------------------
Value Fund
Donald W. Dick, Jr., Director                                      $1,445                                               $80,000
David K. Fagin, Director                                            1,174                                                65,000
Hanne M. Merriman, Director                                         1,174                                                65,000
Hubert D. Vos, Director                                             1,210                                                67,000
Paul M. Wythes, Director                                            1,481                                                82,000
------------------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation for fiscal year 2000.

 (b) Amounts in this column are based on compensation received for the calendar year 2000. The T. Rowe Price complex included 95 funds as of December 31, 2000.

 (c) Expenses estimated for the fiscal year ended December 31, 2000.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------

   As of March 30, 2001, the officers and directors/trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of March 30, 2001, the following shareholders of record owned more than 5% of the outstanding shares of the fund:

   Institutional Mid-Cap Equity Growth Fund: Atlantic Trust Company NA, Nominee Account, 100 Federal Street, 37th Floor, Boston, Massachusetts 02110-1802; Pell Rudman Trust Co. NA, Nominee Acct., Attn.: Mutual Funds, 100 Federal St., 37th Fl., Boston, Massachusetts 02110-1802; Stichting Pensioenfonds, Van de Koninklijke Nedlloyd, P.O. Box 1982, 3000 BZ Rotterdam, The Netherlands; CIBC World Markets Agt. for CIBC, Mellon Trust Co. Tr., Nexfor Master Investment Trust Funds, 161 Bay St., P.O. Box 500, Toronto, Ontario Canada M5J2S8; Band & Co., c/o Firstar Bank, P.O. Box 1787, Milwaukee Wisconsin 53201-1787; Bankers Trust Co., FBO Arch Coal Inc., #191470, P.O. Box 9014, Church Street Station, New York, New York 10008; Wendel & Co. A/C 842494, c/o The Bank of New York, Attn.: Mutual Funds/Reorg. Dept., P.O. Box 1066, Wall Street Station, New York, New York 10286-0001;

   Institutional Small-Cap Stock Fund: Y & R Career Compensation Plan, Attn.:
   David Ottignon, Chase Manhattan Bank, 4 New York Plaza IASD - 2nd Floor, New York, New York 10004-2413; Burlington Resources Inc., 5051 Westheimer Road, Suite 1400, Houston, Texas 77056-5686; Brookline Contributory Ret. Sys., 333 Washington Street, Brooklyn, Massachusetts 02445-6853; Northern Trust Co. Tr., Illinois Tool Works, Pension Trust U/A DTD 1/8/90, Attn.: Robert T. Callahan, 3600 West Lake Avenue, Glenview, Illinois 60025-1215; Sigler & Co. Cust., Smithsonian Institution, Chas Manhattan Bank, Mark R. Pensec, AVP, 4 New York Plaza, 2nd Floor, New York, New York 10004-2413; Goucher College Endowment Fund, Mercantile Safe Deposit & Trust, 1021 Dulaney Valley Road, Towson, Maryland 21204-2780;

   New America Growth Fund: Wilmington Trust Co. TR, FBO Continental Airlines Inc., DCP Plan A/C #49277-0, c/o Mutual Funds, P.O. Box 8971, Wilmington, Delaware 19899-8971;


   New Horizons Fund: Allfirst Trust Co. NA Cust. FBO City of New York Deferred Compensation Plan, c/o Great-West Recordkeeper, 8515 E. Orchard Rd., Ste. 2T2, Englewood, Colorado 80111-5037;


   Small-Cap Stock Fund: Norwest Bank Co. NA TR, FBO State of Minn. Def. Comp. Plan, Minn. State Def. Comp. Plan Trust, c/o Great West Life Recordkeeper, 8515 E. Orchard Rd., Attn.: 2T2, Englewood, Colorado 80111-5037;


   Blue Chip Growth, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds: Pirateline & Co., T. Rowe Price Associates, Attn.: Fund Accounting Dept., 100 East Pratt Street, Baltimore, Maryland 21202-1009;


   Capital Appreciation, Financial Services, Mid-Cap Growth, New Era, Science & Technology, Small-Cap Stock, and Value Funds: Charles Schwab & Co. Inc., Reinvest. Account, Attn.: Mutual Funds Dept., 101 Montgomery St., San Francisco, California 94104-4122;


   Growth & Income and Science & Technology Funds: Manulife Financial USA, 200 Bloor St. East 7E Floor, Toronto, Ontario Canada M4WIE5, Attn.: Rosie Chuck, SRS Accounting.

 INVESTMENT MANAGEMENT SERVICES

 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provide the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   All Funds except Equity Index 500, Extended Equity Market Index, Total Equity Market Index, and Institutional Mid-Cap Equity Growth Funds

   Management Fee
   The fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                       0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                       ------------------------------------------------------------------------------
                                       0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                       ------------------------------------------------------------------------------
                                       0.420%  Next $1 billion   0.340%  Next $5 billion   0.      Thereafter
                                                                                           295
                                                                                           %
                                       ------------------------------------------------------------------------------
                                       0.390%  Next $1 billion   0.330%  Next $10 billion

                                       ----------------------------------------------------
                                       0.370%  Next $1 billion   0.320%  Next $10 billion





   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees of each fund are listed in the following chart:

Balanced Fund                         0.15%
Blue Chip Growth Fund                 0.30%
Capital Appreciation Fund             0.30%
Capital Opportunity Fund              0.35%
Developing Technologies Fund          0.60%
Diversified Small-Cap Growth Fund     0.35%
Dividend Growth Fund                  0.20%
Equity Income Fund                    0.25%
Financial Services Fund               0.35%
Global Technology Fund                0.45%
Growth & Income Fund                  0.25%
Growth Stock Fund                     0.25%
Health Sciences Fund                  0.35%
Media & Telecommunications Fund       0.35%
Mid-Cap Growth Fund                   0.35%
Mid-Cap Value Fund                    0.35%
New America Growth Fund               0.35%
New Era Fund                          0.25%
New Horizons Fund                     0.35%
Real Estate Fund                      0.30%
Science & Technology Fund             0.35%
Small-Cap Stock Fund                  0.45%
Small-Cap Value Fund                  0.35%
Value Fund                            0.35%




   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three years:

                       Fund                               2000            1999             1998
                       ----                               ----            ----             ----
Balanced                                              $ 9,675,000     $ 9,154,000      $ 6,809,000
Blue Chip Growth*                                      45,037,000      34,536,000       19,869,000
Capital Appreciation                                    4,963,000       5,793,000        3,939,000
Capital Opportunity                                       686,000         763,000          991,000
Developing Technologies                                         0             (a)              (a)
Diversified Small-Cap Growth                              679,000         292,000          325,000
Dividend Growth                                         4,010,000       6,522,000        5,482,000
Equity Income*                                         58,470,000      75,676,000       77,394,000
Equity Index 500                                        6,234,000       8,301,000        4,169,000
Extended Equity Market Index**                            354,000         131,000           50,000
Financial Services                                      1,388,000       1,266,000        1,582,000
Global Technology                                         274,000             (a)              (a)
Growth & Income                                        18,013,000      20,605,000       20,258,000
Growth Stock                                           33,072,000      29,222,000       25,573,000
Health Sciences                                         4,403,000       2,038,000        1,926,000
Institutional Large-Cap Value                                   0             (a)              (a)
Institutional Mid-Cap Equity Growth                     1,896,000       1,238,000          633,000
Institutional Small-Cap Stock                             432,000             (a)              (a)
Media & Telecommunications                              7,174,000       3,144,000        1,301,000
Mid-Cap Growth*                                        39,493,000      27,412,000       16,692,000
Mid-Cap Value                                           1,495,000       1,427,000        1,596,000
New America Growth                                     11,988,000      13,511,000       12,703,000
New Era                                                 6,223,000       6,131,000        7,211,000
New Horizons                                           45,642,000      33,020,000       33,743,000
Real Estate                                               589,000             (b)              (b)
Science & Technology*                                  89,979,000      47,361,000       24,865,000
Small-Cap Stock*                                       15,623,000      10,276,000        7,791,000
Small-Cap Value*                                        8,294,000       9,213,000       13,021,000
Total Equity Market Index**                               863,000         512,000          111,000
Value*                                                  5,644,000       5,699,000        5,176,000
-----------------------------------------------------------------------------------------------------

  (a) Prior to commencement of operations.


  (b) Due to the fund's expense limitation in effect at that time, no management fees were paid by the fund to T. Rowe Price.

  * The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

  ** All-inclusive fee including Investment Management Fees and
     Administrative Expenses.


   The Management Agreement between the fund and T. Rowe Price provides that the fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.


                                                 Expense       Reimbursement
         Fund             Limitation Period      -------       -------------
         ----             -----------------       Ratio            Date
------------------------------------------------  -----            ----
                                                Limitation
                                                ----------
                                                -------------------------------
Blue Chip Growth        March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
Developing              August 31, 2000 -
Technologies            December 31, 2002         1.50%     December 31, 2004
Diversified Small-Cap   January 1, 1999 -
Growth(a)               December 31, 2000                   December 31, 2002
Equity Income           March 31,
Fund-Advisor Class      2000-December 31, 2001              December 31, 2003
                        January 1, 2001 -
Equity Index 500(b)(c)  December 31, 2002                   December 31, 2004
                        September 30, 1996 -
Financial Services      December 31, 1998                   December 31, 2000
                        September 29, 2000 -
Global Technology       December 31, 2002         1.50%     December 31, 2004
Institutional           March 31, 2000 -
Large-Cap Value         December 31, 2001                   December 31, 2003
Institutional           March 31, 2000 -
Small-Cap Stock         December 31, 2001                   December 31, 2003
Mid-Cap Growth          March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
                        January 1, 2000 -
Real Estate(d)          December 31, 2001                   December 31, 2003
Science & Technology    March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
Small-Cap Stock         March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
Small-Cap Value         March 31, 2000 -
Fund-Advisor Class      December 31, 2001                   December 31, 2003
Value Fund-Advisor      March 31, 2000 -                    December 31, 2003
Class                   December 31, 2001
-------------------------------------------------------------------------------

 (a) The Diversified Small-Cap Growth Fund previously operated under a 1.25% limitation that expired December 31, 1998. The reimbursement period for this limitation extended through December 31, 2000.


 (b) The Equity Index 500 Fund previously operated under a 0.40% limitation that expired December 31, 1999. The reimbursement period for this limitation extends through December 31, 2001.


 (c) The Equity Index 500 Fund previously operated under a 0.35% limitation that expired December 31, 2000. The reimbursement period for this limitation extends through December 31, 2002.

 (d) The Real Estate Fund previously operated under a 1.00% limitation that expired December 31, 1999. The reimbursement period for this limitation extends through December 31, 2001.



   Each of the above-referenced fund's Management Agreement also provides that one or more additional expense limitations periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.


   Pursuant to the Diversified Small-Cap Growth Fund's previous expense limitation, $66,000 of previously unaccrued management fees were accrued as expenses of the fund during the year ended December 31, 2000. Additionally, $114,000 of unaccrued fees remain subject to reimbursement by the fund through December 31, 2002.

   Pursuant to the Equity Index 500 Fund's previous expense limitation, $681,000 of management fees were not accrued by the fund for the year ended December 31, 2000. Additionally, $1,272,000 of unaccrued fees remain subject to reimbursement by the fund through December 31, 2001, and $681,000 through December 31, 2002.

   Pursuant to the Real Estate Fund's current expense limitation, $144,000 of management fees were not accrued by the fund for the year ended December 31, 2000. Additionally, $488,000 of unaccrued fees remain subject to reimbursement by the fund through December 31, 2001, and $144,000 through December 31, 2003.

   Pursuant to the Value Fund-Advisor Class's current expense limitation, $51 of other fund expenses were borne by the manager for the period ended December 31, 2000.

   Pursuant to the Developing Technologies Fund's current expense limitation, $43,000 of management fees were not accrued by the fund for the period ended December 31, 2000, and $34,000 of other fund expenses were borne by the manager. Additionally, $77,000 of unaccrued fees remain subject to reimbursement by the fund through December 31, 2004.

   Pursuant to the Institutional Large-Cap Value Fund's current expense limitation, $9,000 of management fees were not accrued by the fund for the period ended December 31, 2000, and $68,000 of other fund expenses were borne by the manager.

   Pursuant to the Institutional Small-Cap Stock Fund's current expense limitation, $76,000 of management fees were not accrued by the fund for the period ended December 31, 2000.

                                 Management Fee

   Equity Index 500 Fund

   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.15% of the average daily net asset value of the fund.


   Extended Equity Market Index and Total Equity Market Index Funds

   The Management Agreement between each fund and T. Rowe Price provides that each fund pays T. Rowe Price an annual all-inclusive fee of 0.40%. The agreement also provides that T. Rowe Price will pay all expenses of each fund's operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale or lending of the fund's portfolio securities, directors' fees and expenses (including counsel fees and expenses) and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors and agents. However, the Board of Directors for the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price.


   Institutional Large-Cap Value Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.55% of the average daily net asset value of the fund.

   Institutional Small-Cap Stock Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.65% of the average daily net asset value of the fund.

   Institutional Mid-Cap Equity Growth Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.60% of the average daily net asset value of the fund.

   Blue Chip Growth, Equity Income, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds

   T. Rowe Price Spectrum Fund, Inc.
   The funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, and various other T. Rowe Price funds which, along with such fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   Each Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.


   The funds paid the expenses shown in the following table for the fiscal year ended December 31, 2000, to T. Rowe Price and its affiliates.



                               Transfer Agent and    Retirement     Accounting
            Fund              Shareholder Services  Subaccounting    Services
            ----              --------------------    Services       --------
                                                      --------
Balanced                           $  801,000        $ 4,699,000     $ 85,000
Blue Chip Growth                    5,763,000         11,211,000       75,000
Blue Chip Growth
Fund-Advisor Class                         --                 --           --
Capital Appreciation                  666,000            875,000       64,000
Capital Opportunity                   233,000             27,000       64,000
Developing Technologies                 6,000           --             21,000
Diversified Small-Cap Growth          238,000              2,000       64,000
Dividend Growth                     1,165,000            427,000       64,000
Equity Income                       7,734,000          9,826,000       95,000
Equity Income Fund-Advisor
Class                                      --                 --           --
Equity Index 500                    3,448,000          4,521,000       65,000
Extended Equity Market Index               --                 --           --
Financial Services                    391,000             11,000       64,000
Global Technology                      52,000           --             21,000
Growth & Income                     2,493,000          2,451,000       84,000
Growth Stock                        3,098,000          4,622,000      104,000
Health Sciences                     1,234,000            120,000       64,000
Institutional Large-Cap
Value                                      --                 --       48,000
Institutional Mid-Cap Equity
Growth                                  9,000                 --       64,000
Institutional Small-Cap
Stock                                      --                 --       48,000
Media & Telecommunications          1,758,000            244,000       64,000
Mid-Cap Growth                      3,286,000          4,780,000       75,000
Mid-Cap Growth Fund-Advisor
Class                                      --                 --           --
Mid-Cap Value                         490,000             19,000       64,000
New America Growth                  1,319,000          2,232,000       64,000
New Era                               978,000            232,000       64,000
New Horizons                        3,957,000          7,312,000       84,000
Real Estate                            96,000              3,000       64,000
Science & Technology                9,822,000          8,529,000       75,000
Science & Technology
Fund-Advisor Class                         --                 --           --
Small-Cap Stock                     1,239,000            896,000       95,000
Small-Cap Stock Fund-Advisor
Class                                      --                 --           --
Small-Cap Value                       994,000          1,194,000       75,000
Small-Cap Value Fund-Advisor
Class                                      --                 --           --
Total Equity Market Index                  --                 --           --
Value                                 952,000            498,000       75,000
Value Fund-Advisor Class                   --                 --           --
-------------------------------------------------------------------------------

 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2000.



Balanced Fund                     $   95,507
Blue Chip Growth Fund                766,654
Capital Appreciation Fund             18,431
Capital Opportunity Fund               2,090
Dividend Growth Fund                  15,995
Equity Income Fund                 1,076,371
Equity Index 500 Fund                106,884
Financial Services Fund                7,730
Growth & Income Fund                 579,648
Growth Stock Fund                    138,292
Health Sciences Fund                  20,624
Media & Telecommunications Fund        6,322
Mid-Cap Growth Fund                1,275,695
Mid-Cap Value Fund                       944
New America Growth Fund              215,966
New Era Fund                          30,275
New Horizons Fund                  1,218,605
Science & Technology Fund          1,437,715
Small-Cap Stock Fund                 498,293
Small-Cap Value Fund                 114,221
Value Fund                            13,700





   Each Advisor Class has adopted an Advisor Class administrative fee payment program ("Advisor Class AFP") under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the Advisor Class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the Advisor classes and/or shareholders thereof. These services include, but are not limited to: transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above.

Blue Chip Growth Fund-Advisor Class       $    1,188
Equity Income Fund-Advisor Class                 384
Mid-Cap Growth Fund-Advisor Class              1,096
Science & Technology Fund-Advisor Class    1,221,808
Small-Cap Stock Fund-Advisor Class             3,524
Small-Cap Value Fund-Advisor Class               693
Value Fund-Advisor Class                          48





   Control of Investment Advisor
   T. Rowe Price Group, Inc., ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.


 DISTRIBUTOR FOR THE FUNDS

 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.

   Blue Chip Growth, Equity Income, Mid-Cap Growth, Science & Technology, Small-Cap Stock, Small-Cap Value, Value Advisor Classes


                   Distribution and Shareholder Services Plan

   The fund Directors/Trustees adopted a Plan pursuant to Rule 12b-1 on February 9, 2000 with respect to each Advisor Class. Each Plan provides that the Advisor Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Advisor Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Advisor Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing the Advisor Class shares. The amount of fees paid by an

   Advisor Class during any year may be more or less than the cost of distribution and other services provided to the Advisor Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

   The Plan requires that Investment Services provide, or cause to be provided, to the fund Directors/Trustees for their review a quarterly written report identifying the amounts expended by each Advisor Class and the purposes for which such expenditures were made.

   Prior to approving the Plan, the fund considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Advisor Class and the Advisor Class's shareholders. The fund Directors/Trustees noted that to the extent the Plan allows a fund to sell Advisor Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.


   The Plan continues until March 31, 2002. The Plan is renewable thereafter from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors/Trustees and (2) by a vote of the majority of the Rule 12b-1 Directors/Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Advisor Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Advisor Class and by the fund Directors/Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to an Advisor Class at any time by a vote of a majority of the Rule 12b-1 Directors/Trustees or by a majority vote of the outstanding shares in the Advisor Class.

   The following payments for the period ended December 31, 2000 were made to third party intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts and/or other administration services under the 12b-1 Plan.


Science & Technology Fund-Advisor Class   $1,094,000



   All Funds


 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.


   The fund (other than Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds) has entered into a Custodian Agreement with The Chase Manhattan Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

 CODE OF ETHICS
 -------------------------------------------------------------------------------

   The fund, its investment adviser (T. Rowe Price), and its principal underwriter (T. Rowe Price Investment Services), have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.




 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion

   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.



                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Fixed-Income Securities
   Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers


   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.


   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the funds participate.

                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

                            Trade Allocation Policies

   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).


                                      Other


   For the years 2000, 1999, and 1998, the total brokerage commissions paid by each fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of each fund, or, in some cases, to each fund, was as shown on the next page.



                               2000                1999                1998
         Fund           Commissions    %    Commissions    %    Commissions     %
         ----           -----------    -    -----------    -    -----------     -
Balanced                $   399,000  11.5%  $   720,000  10.6%  $1,050,595     4.6%
Blue Chip Growth          7,485,000  58.5     7,088,000  45.8    5,418,392    43.0
Capital Appreciation      1,305,000  32.5     1,142,000  38.4    1,630,383    45.7
Capital Opportunity         121,000  24.5       298,000  28.9      355,413    32.6
Developing
Technologies                 42,000   3.1             *     *            *       *
Diversified Small-Cap
Growth                      105,000   1.3        75,000   1.5       94,322     0.5
Dividend Growth           1,070,000  72.0     1,420,000  57.5    1,936,978    59.4
Equity Income             8,687,000  47.3     9,653,000  45.3    6,883,655    35.2
Equity Index 500            331,000   0.8       378,000     0      258,633     0.5
Extended Equity Market
Index                        51,000   0.0        27,000   0.4       27,382     0.2
Financial Services          348,000  56.3       507,000  20.1      756,976     2.0
Global Technology           362,000  15.9             *     *            *       *
Growth & Income           6,522,000  57.4     2,428,000  35.8    2,272,536    28.4
Growth Stock             10,878,000  41.3     8,923,000  42.5    8,459,575    42.0
Health Sciences           2,560,000  30.3       593,000  33.1      333,803    54.8
Institutional
Large-Cap Value               3,000  58.9             *     *            *       *
Institutional Mid-Cap
Equity Growth               547,000  25.1       654,000  34.7      255,381    29.4
Institutional
Small-Cap Stock             128,000  41.4             *     *            *       *
Media &
Telecommunications        3,517,000  36.5     2,041,000  12.9      740,649     9.1
Mid-Cap Growth            8,893,000  22.9    12,136,000  35.1    5,757,447    34.8
Mid-Cap Value               272,000  61.8       303,000  37.1      391,302    46.7
New America Growth        3,730,000  29.1     4,556,000  17.1    4,150,396    14.2
New Era                   2,352,000  32.5     2,122,000  52.3    1,871,968    57.9
New Horizons             13,876,000   3.8    12,816,000   4.2    8,448,650     5.0
Real Estate                  51,000  27.8        59,000  37.4      162,606    13.8
Science & Technology     13,388,000  39.5     9,172,000  33.9    4,348,665    31.3
Small-Cap Stock           2,214,000  38.4     2,851,000  26.6    1,829,514    20.7
Small-Cap Value             891,000  49.5       998,000  46.1    1,488,300    32.1
Total Equity Market
Index                        30,000   0.0        45,000     0       28,271     0.2
Value                     1,330,000  74.6     1,847,000  52.0    1,876,931    75.7
------------------------------------------------------------------------------------

 (*) Prior to commencement of operations.

   On December 31, 2000, the Balanced Fund held common stock of Goldman Sachs Group, UBS, Chase Manhattan, and Morgan Stanley Dean Witter, with values of $2,674,000, $5,251,000, $9,320,000, and $11,063,000, respectively. The fund also held bonds of Goldman Sachs Group, Lehman Brothers, Morgan Stanley, and UBS, with values of $4,181,000, $1,535,000, $3,986,000, and $1,021,000,
   respectively. On December 31, 1999, the fund held common stock of Goldman Sachs and Morgan Stanley, with values of $2,355,000 and $9,964,000, respectively. The fund also held bonds of Morgan Stanley, Lehman Brothers, and Paine Webber, with values of $3,853,000, $5,278,000, and $3,650,000, respectively. In 1998, J.P. Morgan and Lehman Brothers were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Blue Chip Growth Fund held common stock of Charles Schwab, Goldman Sachs Group, and Morgan Stanley Dean Witter, with values of $14,188,000, $22,457,000, and $64,985,000, respectively. On December 31,
   1999, the fund held common stock of Goldman Sachs, Bank America, and Morgan Stanley, with values of $11,425,000, $23,588,000, and $57,957,000, respectively. In 1998, Chase Manhattan and Morgan Stanley were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Equity Income Fund held common stock of J.P. Morgan with a value of $142,330,000. On December 31, 1999, the fund held common stock in J.P. Morgan, with a value of $126,625,000. In 1998, Bankers Trust, Chase Manhattan, J.P. Morgan, and Morgan Stanley were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Equity Index 500 Fund held common stock of Bank America, Chase Manhattan, Morgan Stanley Dean Witter, and J.P. Morgan, with values of $25,682,000, $20,472,000, $30,539,000, and $9,253,000,
   respectively. On December 31, 1999, the fund held common stock of Lehman Brothers, with a value of $4,130,000. In 1998, Bankers Trust, Citicorp, Chase Manhattan, J.P. Morgan, and Merrill Lynch were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Financial Services Fund held common stock of Goldman Sachs Group, Merrill Lynch, and Morgan Stanley Dean Witter, with values of $12,373,000, $1,023,000, and $10,699,000, respectively. On December
   31, 1999, the fund held common stock of Goldman Sachs, with a value of $2,261,000. In 1998, Chase Manhattan, First Chicago NBD, Morgan Stanley, and Nations Bank Montgomery were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Growth and Income Fund held common stock of Bear Stearns, Bank of America, and Morgan Stanley Dean Witter, with values of $7,096,000, $12,845,000, and $33,285,000, respectively. On December 31, 1999, the fund held common stock of Bear Stearns and Morgan Stanley Dean Witter, with values of $22,156,000 and $28,550,000, respectively. In 1998, Chase Manhattan and Citicorp were among the fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 2000, the Growth Stock Fund held common stock of Morgan Stanley Dean Witter, with a value of $42,002,000. On December 31, 1999, the fund held common stock of Mellon Bank with a value of $19,703,000.

   On December 31, 2000, the Total Market Index Fund held common stock of Morgan Stanley Dean Witter, Goldman Sachs Group, Bank of America, J.P. Morgan, Chase Manhattan, Knight Trading Group, and Investment Technology Group, with values of $1,252,000, $214,000, $1,043,000, $381,000, $822,000, $22,000, and
   $17,000, respectively. On December 31, 1999, the fund held common stock of Goldman Sachs, Lehman Brothers, and Donaldson, Lufkin and Jenrette, with values of $151,000, $119,000, and $73,000, respectively.

   On December 31, 2000, the Extended Equity Market Index Fund held common stock of Goldman Sachs Group, Investment Technology Group, and Knight Trading Group, with values of $364,000, $38,000, and $46,000, respectively. On December 31, 1999, the fund held common stock of Donaldson, Lufkin & Jenrette, with a value of $68,000.

   On December 31, 2000, the Personal Strategy Balanced Portfolio held common stock of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $64,000 and $174,000, respectively. The fund held bonds in Goldman Sachs Group, Lehman Brothers Holdings, and Morgan Stanley Dean Witter, with values of $418,000, $258,000, and $211,000, respectively. On December 31, 1999, the fund held common stock of Goldman Sachs and Morgan Stanley, with values of $19,000 and $114,000, respectively. The fund also held bonds of Paine Webber, with a value of $730,000.

   On December 31, 1999, the Equity Income Portfolio held common stock of Goldman Sachs and Morgan Stanley, with values of $565,000 and $47,000, respectively.

   On December 31, 2000, the Value Fund held common stock of Bank of America, with a value of $8,028,000. On December 31, 1999, the fund held common stock of Bank of America, with a value of $7,528,000.

   On December 31, 2000, the Capital Opportunity Fund held common stock of FleetBoston Financial, Goldman Sachs Group, and Morgan Stanley Dean Witter, with values of $447,000, $332,000, and $699,000, respectively. On December 31, 1999, the fund held common stock of Bank of America and Morgan Stanley, with values of $703,000 and $879,000, respectively.


   On December 31, 1999, the Diversified Small-Cap Growth Fund held common stock of Investment Technology, with a value of $144,000.


   On December 31, 2000, the Dividend Growth Fund held common stock of Chase Manhattan and Morgan Stanley Dean Witter, with values of $3,181,000 and $3,566,000, respectively.

   On December 31, 2000, the New America Growth Portfolio held common stock of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $770,000 and $2,417,000, respectively.

   On December 31, 2000, the New America Growth Fund held common stocks of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $10,694,000 and $33,681,000, respectively.

   The portfolio turnover rate for each fund for the years ended 2000, 1999, and 1998, was as follows:


               Fund                     2000          1999           1998
               ----                     ----          ----           ----
Balanced                                 16.5%         20.7%          12.5%
Blue Chip Growth                         50.9          41.3           34.5
Capital Appreciation                     32.4          28.3           52.6
Capital Opportunity                      64.7         133.1           73.8
Developing Technologies(b)              232.6           (a)            (a)
Diversified Small-Cap Growth             66.0          49.4           39.8
Dividend Growth                          35.7          37.8           37.3
Equity Income                            21.9          21.8           22.6
Equity Index 500                          9.1           5.2            4.7
Extended Equity Market Index             30.5          23.4           26.3
Financial Services                       32.5          37.1           46.8
Global Technology                       123.6           (a)            (a)
Growth & Income(c)                       80.3          20.3           20.5
Growth Stock                             74.3          55.8           54.8
Health Sciences                         110.6          81.9           85.7
Institutional Large-Cap Value            58.4           (a)            (a)
Institutional Mid-Cap Equity Growth      67.5          55.4           52.8
Institutional Small-Cap Stock            15.8           (a)            (a)
Media & Telecommunications(b)           197.5          57.6           48.9
Mid-Cap Growth                           53.6          53.3           46.7
Mid-Cap Value                            31.9          26.8           32.0
New America Growth(d)                    81.4          39.7           45.6
New Era                                  28.5          32.5           23.1
New Horizons                             47.2          44.7           41.2
Real Estate                              19.0          26.9           56.8
Science & Technology                    134.1         128.0          108.9
Small-Cap Stock                          32.8          42.3           25.9
Small-Cap Value                          14.4           7.3           17.3
Total Equity Market Index                 7.6           3.2            1.9
Value                                    55.9          67.8           72.1
-------------------------------------------------------------------------------

    (a) Prior to commencement of operations.


    (b) The funds' high portfolio turnover was due to extreme volatility in the companies in which the funds invest.

    (c) The increase in the funds' portfolio turnover rate from 1999 to 2000 was the result of the fund's new portfolio manager emphasizing a greater balance between growth and value stocks and significant market volatility.

    (d) The increase in the fund's portfolio turnover rate from 1999 to 2000 was primarily the result of the fund's decision effective May 1, 2000 to adopt a broader investment focus and invest in companies believed to be in the fastest growing sectors of the economy. This involved selling some existing holdings and replacing them with other ones.


   All Funds


 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors/Trustees.

   All Funds


 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


   Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.




 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the fund's capital gain distributions, final quarterly dividend (Balanced, Dividend Growth, Equity Income, Equity Index 500, Growth & Income, Mid-Cap Value, and Real Estate Funds) and annual dividend (other funds), if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.


   A portion of the dividends paid by the fund may be eligible for the dividends-received deduction applicable to corporate shareholders. Long-term capital gain distributions paid from the fund is never eligible for the dividend received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividend or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends) and the fund may qualify for the 70% deduction for dividends received by corporations.



                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   To the extent the fund invests in foreign securities, the following would apply:


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.

   All Funds


 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                  Cumulative Performance Percentage Change
                           1 Yr.     5 Yrs.   10 Yrs.    % Since     Inception
          Fund             -----     ------   -------    -------     ---------
          ----             Ended     Ended     Ended    Inception      Date
                           -----     -----     -----    ---------      ----
                          12/31/00  12/31/00  12/31/00   12/31/00
                          --------  --------  --------   --------
Balanced                    2.09%    77.93%   224.11%   44,449.99%   12/31/39
Blue Chip Growth           -2.53    145.58     --          290.27    06/30/93
Blue Chip Growth
Fund-Advisor Class         --        --        --           -8.15    03/31/00
Capital Appreciation       22.17     87.81    267.48       512.71    06/30/86
Capital Opportunity        -6.32     62.08     --          147.67    11/30/94
Developing Technologies    --        --        --          -27.89    08/31/00
Diversified Small-Cap
Growth                     -8.29     --        --           29.92    06/30/97
Dividend Growth            10.06    101.69     --          224.16    12/30/92
Equity Income              13.12     98.96    355.40       789.60    10/31/85
Equity Income
Fund-Advisor Class         --        --        --           16.62    03/31/00
Equity Index 500           -9.30    128.80    380.42       381.92    03/30/90
Extended Equity Market
Index                     -15.58     --        --           26.77    01/30/98
Financial Services         36.76     --        --          148.84    09/30/96
Global Technology          --        --        --          -25.70    09/29/00
Growth & Income             8.97     93.00    332.32       890.02    12/21/82
Growth Stock                0.27    140.37    420.49    33,476.77    04/11/50
Health Sciences            52.19    204.37     --          204.37    12/29/95
Institutional Large-Cap
Value                      --        --        --           15.57    03/31/00
Institutional Mid-Cap
Equity Growth               7.86     --        --          125.24    07/31/96
Institutional Small-Cap
Stock                      --        --        --            7.03    03/31/00
Media &
Telecommunications(a)     -25.11    154.69     --          252.30    10/13/93
Mid-Cap Growth              7.43    139.64     --          432.59    06/30/92
Mid-Cap Growth
Fund-Advisor Class         --        --        --           -2.22    03/31/00
Mid-Cap Value              22.75     --        --           90.46    06/28/96
New America Growth        -10.53     72.84    382.59       752.74    09/30/85
New Era                    20.37     81.29    211.03     2,526.11    01/20/69
New Horizons               -1.86     77.53    468.74    10,106.07    06/03/60
Real Estate                31.92     --        --           19.61    10/31/97
Science & Technology      -34.19    118.76    831.03     1,079.85    09/30/87
Science & Technology
Fund-Advisor Class         --        --        --          -41.06    03/31/00
Small-Cap Stock            16.49    101.08    403.52    38,818.08    06/01/56
Small-Cap Stock
Fund-Advisor Class         --        --        --            6.79    03/31/00
Small-Cap Value            19.77     69.08    331.09       334.43    06/30/88
Small-Cap Value
Fund-Advisor Class         --        --        --           15.77    03/31/00
Total Equity Market
Index                     -10.33     --        --           36.15    01/30/98
Value                      15.75    124.23     --          223.32    09/30/94
Value Fund-Advisor Class   --        --        --           15.11    03/31/00
-------------------------------------------------------------------------------

 (a) The 5-year and inception figures are based partly on the fund's performance as a closed-end investment company traded on the New York Stock Exchange until July 28, 1997, when it was converted to an open-end mutual fund.



                   Average Annual Compound Rates of Return
                            1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
          Fund              -----     ------   -------    -------    ---------
          ----              Ended     Ended     Ended    Inception     Date
                            -----     -----     -----    ---------     ----
                           12/31/00  12/31/00  12/31/00  12/31/00
                           --------  --------  --------  --------
Balanced                     2.09%    12.22%    12.48%     10.52%    12/31/39
Blue Chip Growth            -2.53     19.68     --         19.90     06/30/93
Blue Chip Growth
Fund-Advisor Class          --        --        --         -8.15     03/31/00
Capital Appreciation        22.17     13.43     13.90      13.31     06/30/86
Capital Opportunity         -6.32     10.14     --         16.07     11/30/94
Developing Technologies     --        --        --        -27.89     08/31/00
Diversified Small-Cap
Growth                      -8.29     --        --          7.76     06/30/97
Dividend Growth             10.06     15.06     --         15.83     12/30/92
Equity Income               13.12     14.75     16.37      15.50     10/31/85
Equity Income
Fund-Advisor Class          --        --        --         16.62     03/31/00
Equity Index 500            -9.30     18.00     16.99      15.74     03/30/90
Extended Equity Market
Index                      -15.58     --        --          8.47     01/30/98
Financial Services          36.76     --        --         23.92     09/30/96
Global Technology           --        --        --        -25.70     09/29/00
Growth & Income              8.97     14.05     15.77      13.56     12/21/82
Growth Stock                 0.27     19.17     17.93      12.15     04/11/50
Health Sciences             52.19     24.93     --         24.90     12/29/95
Institutional Large-Cap
Value                       --        --        --         15.57     03/31/00
Institutional Mid-Cap
Equity Growth                7.86     --        --         20.18     07/31/96
Institutional Small-Cap
Stock                       --        --        --          7.03     03/31/00
Media &
Telecommunications(a)      -25.11     20.56     --         19.07     10/13/93
Mid-Cap Growth               7.43     19.10     --         21.74     06/30/92
Mid-Cap Growth
Fund-Advisor Class          --        --        --         -2.22     03/31/00
Mid-Cap Value               22.75     --        --         15.35     06/28/96
New America Growth         -10.53     11.57     17.05      15.09     09/30/85
New Era                     20.37     12.64     12.02      10.77     01/20/69
New Horizons                -1.86     12.16     18.98      12.07     06/03/60
Real Estate                 31.92     --        --          5.82     10/31/97
Science & Technology       -34.19     16.95     25.00      20.47     09/30/87
Science & Technology
Fund-Advisor Class          --        --        --        -41.06     03/31/00
Small-Cap Stock             16.49     14.99     17.54      14.31     06/01/56
Small-Cap Stock
Fund-Advisor Class          --        --        --          6.79     03/31/00
Small-Cap Value             19.77     11.08     15.73      12.47     06/30/88
Small-Cap Value
Fund-Advisor Class          --        --        --         15.77     03/31/00
Total Equity Market Index  -10.33     --        --         11.15     01/30/98
Value                       15.75     17.53     --         20.65     09/30/94
Value Fund-Advisor Class    --        --        --         15.11     03/31/00
-------------------------------------------------------------------------------

 (a) The 5-year and inception figures are based partly on the fund's performance as a closed-end investment company traded on the New York Stock Exchange until July 28, 1997, when it was converted to an open-end mutual fund.



                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firm's ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.



                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The T. Rowe Price funds, including the Advisor Classes, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Classes do charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales-related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

   Balanced Fund

   On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

   Media & Telecommunications Fund

   On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the fund was known as New Age Media Fund, Inc.

   Small-Cap Stock Fund

   Effective May 1, 1997, the fund's name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

   Equity Index 500 Fund

   Effective January 30, 1998, the fund's name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

   All Funds except Capital Appreciation, Equity Income and New America Growth Funds


 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by Section 16(c) of the 1940 Act.

   Capital Appreciation, Equity Income, and New America Growth Funds


 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   For tax and business reasons, the funds were organized as Massachusetts Business Trusts, and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

   All Funds


 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.

 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.


   The financial statements of the funds listed below for the period ended December 31, 2000, and the report of independent accountants are included in each fund's Annual Report for the period ended December 31, 2000. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the period ended December 31, 2000, are incorporated into this Statement of Additional Information by reference:



                          ANNUAL REPORT REFERENCES:
                                CAPITAL       FINANCIAL  NEW AMERICA  NEW ERA
                                APPRECIATION  SERVICES   GROWTH       -------
                                ------------  --------   ------
Financial Highlights                 13          11          11          9
Statement of Net Assets,
December 31, 2000                  14-20        12-14       12-16       10-15
Statement of Operations, year
ended
December 31, 2000                    21          15          17          16
Statement of Changes in Net
Assets, years ended December
31, 2000 and
December 31, 1999                    22          16          18          17
Notes to Financial Statements,
December 31, 2000                  23-26        17-19       19-21       18-21
Report of Independent
Accountants                          27          20          22          22





                                    DIVIDEND  GROWTH   BLUE CHIP  CAPITAL
                                    GROWTH    STOCK    GROWTH     OPPORTUNITY
                                    ------    -----    ------     -----------
Financial Highlights                   9         9        12           9
Statement of Net Assets, December
31, 2000                             10-17     10-16     13-19        10-22
Statement of Operations, year
ended
December 31, 2000                      18       17        20           23
Statement of Changes in Net
Assets, years ended
December 31, 2000 and December 31,
1999                                   19       18        21           24
Notes to Financial Statements,
December 31, 2000                    20-22     19-22     22-26        25-28
Report of Independent Accountants      23       23        27           29







                                                  GROWTH
                                                  & INCOME
                                                  --------
Financial Highlights                                  10
Statement of Net Assets, December 31, 2000           11-18
Statement of Operations, year ended
December 31, 2000                                      19
Statement of Changes in Net Assets, years ended
December 31, 2000 and December 31, 1999                20
Notes to Financial Statements, December 31, 2000     20-24
Report of Independent Accountants                      25

                                     VALUE    MID-CAP  REAL    MID-CAP EQUITY
                                     -----    VALUE    ESTATE  GROWTH
                                              -----    ------  ------
Financial Highlights                    8       10       8           6
Statement of Net Assets, December
31, 2000                              9-15     11-18    9-11         7-9
Statement of Operations, year ended
December 31, 2000                      16       19       12           10
Statement of Changes in Net Assets,
years ended
December 31, 2000 and December 31,
1999                                  17-18     20       13           11
Notes to Financial Statements,
December 31, 2000                     19-22    21-24   14-16        12-13
Report of Independent Accountants      23       25       17           14





                           DIVERSIFIED   EXTENDED      TOTAL EQUITY  HEALTH
                           SMALL-CAP     EQUITY        MARKET INDEX  SCIENCES
                           GROWTH        MARKET INDEX  ------------  --------
                           ------        ------------
Financial Highlights            9             2             2           10
Statement of Net Assets,
December 31, 2000             10-23          3-83          3-61        11-16
Statement of Operations,
year ended
December 31, 2000               24            84            62           17
Statement of Changes in
Net Assets, years ended
December 31, 2000 and
December 31, 1999               25            85            63           18
Notes to Financial
Statements,
December 31, 2000             26-29         86-88         64-66        19-22
Report of Independent
Accountants                     30            89            67           23





                                        BALANCED  NEW       EQUITY   MID-CAP
                                        --------  HORIZONS  INCOME   GROWTH
                                                  --------  ------   ------
Financial Highlights                       9         11        8        11
Portfolio of Investments, December 31,
2000                                     10-36     12-22     9-15      12-18
Statement of Assets and Liabilities,
December 31, 2000                          37        23       16         19
Statement of Operations, year ended
December 31, 2000                          38        24       17         20
Statement of Changes in Net Assets,
years ended
December 31, 2000 and December 31,
1999                                       39        25      18-19     21-22
Notes to Financial Statements,
December 31, 2000                        40-43     26-29     20-23     23-26
Report of Independent Accountants          44        30       24         27

                                            SMALL-CAP  MEDIA &     SCIENCE &
                                            STOCK      TELECOMMU-  TECHNOLOGY
                                            -----      NICATIONS   ----------
                                                       ---------
Financial Highlights                            9          9           10
Portfolio of Investments, December 31,
2000                                          10-20      10-12        11-14
Statement of Assets and Liabilities,
December 31, 2000                              21          13           15
Statement of Operations, year ended
December 31, 2000                              22          14           16
Statement of Changes in Net Assets, years
ended
December 31, 2000 and December 31, 1999        23          15           17
Notes to Financial Statements, December
31, 2000                                      24-27      16-18        18-21
Report of Independent Accountants              28          19           22







                                                        EQUITY     SMALL-CAP
                                                        INDEX 500  VALUE
                                                        ---------  -----
Financial Highlights                                        2          8
Portfolio of Investments, December 31, 2000               3-22        9-18
Statement of Assets and Liabilities, December 31, 2000     23          19
Statement of Operations, year ended December 31, 2000      24          20
Statement of Changes in Net Assets, years ended
December 31, 2000 and December 31, 1999                    25         21-22
Notes to Financial Statements, December 31, 2000          26-29       23-26
Report of Independent Accountants                          30          27







                                                         GLOBAL
                                                         TECHNOLOGY
                                                         ----------
Financial Highlights                                          8
Statement of Net Assets, December 31, 2000                   9-13
Statement of Operations, September 29, 2000
(commencement of operations) to December 31, 2000             14
Statement of Changes in Net Assets, September 29, 2000
(commencement of operations) to December 31, 2000             15
Notes to Financial Statements, December 31, 2000             16-19
Report of Independent Accountants                            20







                                                      DEVELOPING
                                                      TECHNOLOGIES
                                                      ------------
Financial Highlights                                       9
Statement of Net Assets, December 31, 2000                10-13
Statement of Operations, August 31, 2000
(commencement of operations) to December 31, 2000           14
Statement of Changes in Net Assets, August 31, 2000
(commencement of operations) to December 31, 2000           15
Notes to Financial Statements, December 31, 2000          16-19
Report of Independent Accountants                          20

                                             INSTITUTIONAL    INSTITUTIONAL
                                             LARGE-CAP VALUE  SMALL-CAP STOCK
                                             ---------------  ---------------
Financial Highlights                                5                5
Statement of Net Assets, December 31, 2000         6-8              6-10
Statement of Operations, March 31, 2000
(commencement of operations) to December
31, 2000                                            9                11
Statement of Changes in Net Assets, March
31, 2000 (commencement of operations) to
December 31, 2000                                  10                12
Notes to Financial Statements, December 31,
2000                                              11-12             13-14
Report of Independent Accountants                  13               15







                                           BLUE CHIP GROWTH     VALUE FUND--
                                           FUND--ADVISOR CLASS  ADVISOR CLASS
                                           -------------------  -------------
Financial Highlights                               12                 8
Statement of Net Assets, December 31,
2000                                              13-19              9-15
Statement of Operations, year ended
December 31, 2000                                  20                 16
Statement of Changes in Net Assets, years
ended December 31, 2000 and December 31,
1999                                               21                17-18
Notes to Financial Statements, December
31, 2000                                          22-26              19-22
Report of Independent Accountants                  27                23







                                                 MID-CAP        SMALL-CAP STOCK
                                                 GROWTH FUND--  FUND--
                                                 ADVISOR CLASS  ADVISOR CLASS
                                                 -------------  -------------
Financial Highlights                                  11              9
Portfolio of Investments, December 31, 2000          12-18           10-20
Statement of Assets and Liabilities, December
31, 2000                                              19              21
Statement of Operations, year ended December
31, 2000                                              20              22
Statement of Changes in Net Assets, years ended
December 31, 2000 and December 31, 1999              21-22            23
Notes to Financial Statements, December 31,
2000                                                 23-26           24-27
Report of Independent Accountants                     27              28







                                             EQUITY INCOME   SMALL-CAP VALUE
                                             FUND--ADVISOR   FUND--ADVISOR
                                             CLASS           CLASS
                                             -----           -----
Financial Highlights                               8                8
Portfolio of Investments, December 31, 2000       9-15              9-18
Statement of Assets and Liabilities,
December 31, 2000                                  16                19
Statement of Operations, year ended
December 31, 2000                                  17                20
Statement of Changes in Net Assets, years
ended December 31, 2000 and December 31,
1999                                             18-19             21-22
Notes to Financial Statements, December 31,
2000                                             20-23             23-26
Report of Independent Accountants                  24                27

                                                        SCIENCE &
                                                        TECHNOLOGY
                                                        FUND--ADVISOR
                                                        CLASS
                                                        -----
Financial Highlights                                          10
Portfolio of Investments, December 31, 2000                  11-14
Statement of Assets and Liabilities, December 31, 2000         15
Statement of Operations, year ended December 31, 2000          16
Statement of Changes in Net Assets, years ended
December 31, 2000 and December 31, 1999                        17
Notes to Financial Statements, December 31, 2000             18-21
Report of Independent Accountants                              22






 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


   BB, B, CCC, CC, and C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

                                     PART C
                               OTHER INFORMATION

         ITEM 23. EXHIBITS

(a) Articles of Incorporation of Registration, dated August 5, 1968, as amended May 1, 1986 (electronically filed with Amendment No. 18 dated February 28, 1994)

(b) By-Laws of Registrant, as amended July 21, 1999 (electronically filed with Amendment No. 68 dated April 28, 2000)

(c)      Specimen Stock Certificate (filed with Amendment No. 3)

(d) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. dated May 1, 1987 (electronically filed with Amendment No. 18 dated February 28, 1994)

(e) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. dated May 1, 1981 (electronically filed with Amendment No. 20 dated April 15, 1996)

(f)      Inapplicable


(g)      Custody Agreements


(g)(i) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000,
         October 25, 2000, and February 7, 2001


(g)(ii) Global Custody Agreement between The Chase Manhattan Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
         1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15,
         1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000,
         and October 25, 2000


(h)      Other Agreements


(h)(i) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2001, as amended February 7, 2001

(h)(ii) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2001, as amended February 7, 2001


(h)(iii) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 2001


(i)      Legal Opinion


(j)      Other Opinions


(j)(i)   Consent of Independent Accountants


(j)(iii) Power of Attorney

(k)      Inapplicable


(l)      Inapplicable


(m)      Inapplicable


(n)      Inapplicable


(p)      Code of Ethics, dated March 1, 2000

                              CUSTODIAN AGREEMENT


     THIS AGREEMENT is made as of January 28, 1998 by and between each entity set forth on Appendix A hereto (as such Appendix A may be amended from time to time) which executes a copy of this Agreement (each referred to herein as the "FUND"), and State Street Bank and Trust Company, a Massachusetts trust company with its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "CUSTODIAN").

                                  WITNESSETH:

     WHEREAS, each Fund desires to retain the Custodian to act as custodian of certain of the assets of the Fund, and the Custodian is willing to provide such services to each Fund, upon the terms and conditions hereinafter set forth; and

     WHEREAS, except as otherwise set forth herein, this Agreement is intended to supersede that certain custodian contract among the parties hereto dated September 28, 1987, as amended; and

     WHEREAS, the Funds have retained CHASE MANHATTAN BANK, N.A. to act as the Funds' custodian with respect to the assets of each such Fund to be held outside of the United States of America (except as otherwise set forth in this Agreement) pursuant to a written custodian agreement (the "FOREIGN CUSTODIAN AGREEMENT"),

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, each of the parties hereto agrees as follows:

SECTION 1.  EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT.

     Each Fund hereby employs the Custodian as the custodian of certain of its assets, including those securities it desires to be held within the United States of America ("DOMESTIC SECURITIES") and those securities it desires to be held outside the United States of America (the "UNITED STATES") which are (i) not held on the Funds' behalf by CHASE MANHATTAN BANK, N.A. pursuant to the Foreign Custodian Agreement and (ii) described with greater particularity in
Section 3 hereof (such securities shall be referred to herein as "FOREIGN SECURITIES"). Each Fund agrees to deliver to the Custodian all domestic securities, foreign securities and cash owned by it from time to time, and all payments of income, payments of principal or capital distributions received by it with respect to securities held by it hereunder, and the cash consideration received by it for such new or treasury shares of capital stock of each Fund as may be issued or sold from time to time ("SHARES"). The Custodian shall not be responsible for any property of any Fund held or received by such Fund (i) not delivered to the Custodian, or (ii) held in the custody of CHASE MANHATTAN BANK N.A.

     The Custodian is authorized to employ one or more sub-custodians located within the United States, provided that the Custodian shall have obtained the written acknowledgment of the Fund with respect to such employment. The Custodian is authorized to employ sub-custodians located outside the United States as noted on Schedule A attached hereto (as such Schedule A may be amended from time to time). The Custodian shall have no more or less responsibility or liability to any Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian and shall not release any sub-custodian from any responsibility or liability unless so agreed in writing by the Custodian and the applicable Fund. With the exception of State Street Bank and Trust Company (London branch), the Custodian shall not be liable for losses arising from the bankruptcy, insolvency or receivership of any sub-custodian located outside the United States.

SECTION 2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUNDS HELD BY THE CUSTODIAN IN THE UNITED STATES.

     SECTION 2.1
HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Fund all non-cash property to be held by it in the United States, including all domestic securities owned by the Fund other than (a) securities which are maintained pursuant to Section 2.9 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the United States Department of the Treasury and certain federal agencies (each, a "U.S. SECURITIES SYSTEM") and (b) commercial paper of an issuer for which the Custodian acts as issuing and paying agent ("DIRECT PAPER") which is deposited and/or maintained in the Direct Paper system of the Custodian (the "DIRECT PAPER SYSTEM") pursuant to Section 2.10.

     SECTION 2.2
DELIVERY OF INVESTMENTS. The Custodian shall release and deliver domestic investments owned by a Fund held by the Custodian or in a U.S. Securities System account of the Custodian or in the Custodian's Direct Paper System account ("DIRECT PAPER SYSTEM ACCOUNT") only upon receipt of Proper Instructions, which may be continuing instructions when agreed to by the parties, and only in the following cases:

     1)Upon sale of such investments for the account of the Fund and receipt of payment therefor;

     2)Upon the receipt of payment in connection with any repurchase agreement related to such investments entered into by the Fund;

     3)
            In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.9 hereof;

     4)
            To the depository agent in connection with tender or other similar offers for portfolio investments of the Fund;

     5)
            To the issuer thereof or its agent when such investments are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

     6)
            To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.8 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

     7)
            Upon the sale of such investments for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with usual "street delivery" custom; provided that in any such case the Custodian shall have no responsibility or liability for any loss arising from the delivery of such investments prior to receiving payment for such investments except as may arise from the Custodian's own negligence or willful misconduct;

     8)For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the investments of the issuer of such investments, or pursuant to provisions for conversion contained in such investments, or pursuant to any deposit agreement; provided that, in any such case, the new investments and cash, if any, are to be delivered to the Custodian;

     9)In the case of warrants, rights or similar investments, the surrender thereof in the exercise of such warrants, rights or similar investments or the surrender of interim receipts or temporary investments for definitive investments; provided that, in any such case, the new investments and cash, if any, are to be delivered to the Custodian or against a receipt;

     10)
            For delivery in connection with any loans of investments made on behalf of the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Fund or its duly-appointed agent (which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, or such other property as the Fund may agree), except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of investments owned by the Fund prior to the receipt of such collateral in the absence of the Custodian's negligence or willful misconduct;

     11)
            For delivery as security in connection with any borrowing by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed, except where additional collateral is required to secure a borrowing already made, subject to Proper Instructions, further securities may be released and delivered for that purpose;

     12)
            For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and a member of The National Association of Securities Dealers, Inc. ("NASD"),
            relating to compliance with the rules of The Options Clearing Corporation, the rules of any registered national securities exchange or of any similar organization or organizations, or under the Investment Company Act of 1940, as amended from time to time (the "1940 ACT"), regarding escrow or other arrangements in connection with transactions by the Fund;

     13)
            For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, or under the 1940 Act, regarding account deposits in connection with transactions by the Fund;

     14)
            Upon receipt of instructions from the transfer agent for the Fund (the "TRANSFER AGENT"), for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the Fund's currently effective prospectus, statement of additional information or other offering documents (all, as amended, supplemented or revised from time to time, the "PROSPECTUS"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

     15)
            For any other purpose, but only upon receipt of Proper Instructions specifying (a) the investments to be delivered, (b) setting forth the purpose for which such delivery is to be made, and (c) naming the person or persons to whom delivery of such investments shall be made.

     SECTION 2.3
REGISTRATION OF INVESTMENTS. Domestic investments held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.8 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Agreement shall be in good deliverable form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

     SECTION 2.4
BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act. Monies held by the Custodian for the Fund may be deposited by the Custodian to its credit as custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable in the performance of its duties hereunder; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act, and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the board of directors or the board of trustees of the applicable Fund (as appropriate and in each case, the "BOARD").
 Such funds shall be deposited by the Custodian in its capacity as custodian and shall be withdrawable by the Custodian only in that capacity.

     SECTION 2.5
COLLECTION OF INCOME. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to United States registered investments held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the investments business, and shall collect on a timely basis all income and other payments with respect to United States bearer investments if, on the date of payment by the issuer, such investments are held by the Custodian or its agent thereof and shall credit such income, as collected, to the Fund's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due, collect interest when due on investments held hereunder, and receive and collect all stock dividends, rights and other items of like nature as and when they become due and payable. With respect to income due the Fund on United States investments of the Fund loaned (pursuant to the provisions of Section 2.2
(10))
in accordance with a separate agreement between the Fund and the Custodian in its capacity as lending agent, collection thereof shall be in accordance with the terms of such agreement. Except as otherwise set forth in the immediately preceding sentence, income due the Fund on United States investments of the Fund loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund; the Custodian will have no duty or responsibility in connection therewith other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

     SECTION 2.6
PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when agreed to by the parties, the Custodian shall, from monies of the Fund held by the Custodian, pay out such monies in the following cases only:

     1)Upon the purchase of domestic investments, options, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such investments, or evidence of title to such options, futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose in accordance with Section 2.8) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.9 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.10 hereof; or (d) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign, such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions;

     2)
            In connection with conversion, exchange or surrender of investments owned by the Fund as set forth in Section 2.2 hereof;

     3)
            For the redemption or repurchase of Shares as set forth in Section 4 hereof;

     4)
            For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management fees, accounting fees, transfer agent fees, legal fees, and operating expenses of the Fund (whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses);

     5)      For the payment of any dividends declared by the Board;

     6)For payment of the amount of dividends received in respect of investments sold short;

     7)
            For repayment of a loan upon redelivery of pledged securities and upon surrender of the note(s), if any, evidencing the loan; or

     8)
            In connection with any repurchase agreement entered into by the Fund with respect to which the collateral is held by the Custodian, the Custodian shall act as the Fund's "securities intermediary"( as that term is defined in Part 5 of Article 8 of the Massachusetts Uniform Commercial Code, as amended), and, as securities intermediary, the Custodian shall take the following steps on behalf of the Fund: (a) provide the Fund with notification of the receipt of the purchased securities, and (b), by book-entry identify on the books of the Custodian as belonging to the Fund uncertificated securities registered in the name of the Fund and held in the Custodian's account at the Federal Reserve Bank. In connection with any repurchase agreement entered into by the Fund with respect to which the collateral is not held by the Custodian, the Custodian shall (a) provide the Fund with such notification as it may receive with respect to such collateral, and (b), by book-entry or otherwise, identify as belonging to the Fund securities as shown in the Custodian's account on the books of the entity appointed by the Fund to hold such collateral.

     9)
            For any other purpose, but only upon receipt of Proper Instructions specifying (a) the amount of such payment,

            (b) setting forth the purpose for which such payment is to be made, and (c) naming the person or persons to whom such payment is to be made.

     SECTION 2.7
LIABILITY FOR PAYMENT IN ADVANCE OF RECEIPT OF SECURITIES PURCHASED.  In any
 and every case where payment for purchase of domestic securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

     SECTION 2.8
APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company, which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; provided, however, that the appointment of any such agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

     SECTION 2.9
DEPOSIT OF INVESTMENTS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain domestic investments owned by the Fund in a U.S. Securities System in accordance with applicable Federal Reserve Board and United States Securities and Exchange Commission ("SEC") rules and regulations, if any, subject to the following provisions:

     1)
            The Custodian may keep domestic investments of the Fund in a U.S. Securities System provided that such investments are represented in an account of the Custodian in the U.S. Securities System ("ACCOUNT") which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

     2)
            The records of the Custodian with respect to domestic investments of the Fund which are maintained in a U.S. Securities System shall identify by book-entry those investments belonging to the Fund;

     3)
            The Custodian shall pay for domestic investments purchased for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that such investments have been transferred to the Account, and

            (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer domestic investments sold for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that payment for such investments has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the U.S. Securities System of transfers of domestic investments for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Fund;

     4)
            The Custodian shall provide the Fund with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding domestic investments deposited in the U.S. Securities System;

     5)
            The Custodian shall have received from the Fund the initial or annual certificate, as the case may be, described in Section 10 hereof; and

     6)
            Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees, or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System. At the election of the Fund, the Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss, expense or damage if and to the extent that the Fund has not been made whole for any such loss, expense or damage.

     SECTION 2.10
FUND ASSETS HELD IN THE DIRECT PAPER SYSTEM. The Custodian may deposit and/or maintain investments owned by the Fund in the Direct Paper System subject to the following provisions:

     1)
            No transaction relating to investments in the Direct Paper System will be effected in the absence of Proper Instructions;

     2)
            The Custodian may keep investments of the Fund in the Direct Paper System only if such investments are represented in the Direct Paper System Account, which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

     3)
            The records of the Custodian with respect to investments of the Fund which are maintained in the Direct Paper System shall identify by book-entry those investments belonging to the Fund;

     4)
            The Custodian shall pay for investments purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of investments to the account of the Fund. The Custodian shall transfer investments sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

     5)
            The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Fund; and

     6)
            The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

     SECTION 2.11
SEGREGATED ACCOUNT. The Custodian shall, upon receipt of Proper Instructions, establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or investments, including investments maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange
Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government investments in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by 1940 Act Release No. 10666, or any other procedures subsequently required under the 1940 Act relating to the maintenance of segregated accounts by registered investment companies, and (iv) for other purposes, but only, in the case of clause (iv) upon receipt of Proper Instructions specifying (a) the investments to be delivered, (b) setting forth the purpose for which such delivery is to be made, and (c) naming the person or persons to whom delivery of such investments shall be made.

     SECTION 2.12
OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all United States federal and state tax purposes in connection with receipt of income or other payments with respect to domestic investments of the Fund held by it hereunder and in connection with transfers of such investments.

     SECTION 2.13
PROXIES. The Custodian shall, with respect to the domestic investments held hereunder, cause to be promptly executed by the registered holder of such investments, if the investments are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials received by the Custodian and all notices received relating to such investments.

     SECTION 2.14
COMMUNICATIONS RELATING TO FUND INVESTMENTS.  Subject to the provisions of
Section 2.3, the Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic investments and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian in connection with the domestic investments being held for the Fund pursuant to this Agreement. With respect to tender or exchange offers, the Custodian shall transmit to the Fund all written information received by the Custodian, any agent appointed pursuant to Section 2.8 hereof, or any sub-custodian appointed pursuant to Section 1 hereof, from issuers of the domestic investments whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least two (2) New York Stock Exchange business days prior to the time such action must be taken under the terms of the tender, exchange offer or other similar transaction, and it will be the responsibility of the Custodian to timely transmit to the appropriate person(s) such notice.
 Where the Fund provides the Custodian with less than two (2) New York Stock Exchange business days notice of its desired action, the Custodian shall use its best efforts to timely transmit the Fund's notice to the appropriate person. It is expressly noted that the parties may agree to alternative procedures with respect to such two (2) New York Stock Exchange business days notice period on a selective and individual basis.

     SECTION 2.15
REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS. The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding investments, futures contracts and options on futures contracts, including domestic investments deposited and/or maintained in a U.S. Securities System, relating to the services provided by the Custodian under this Agreement. Such reports shall be of sufficient scope and detail, as may reasonably be required by the Fund, to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and if there are no such inadequacies the reports shall so state.

SECTION 3. DUTIES OF THE CUSTODIAN WITH RESPECT TO CERTAIN PROPERTY OF THE FUNDS HELD OUTSIDE OF THE UNITED STATES

     SECTION 3.1
DEFINITIONS. The following capitalized terms shall have the respective following meanings:

"FOREIGN SECURITIES SYSTEM" means a clearing agency or a securities depository listed on Schedule A hereto.

"FOREIGN SUB-CUSTODIAN" means a foreign banking institution set forth on Schedule A hereto.

     SECTION 3.2
HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Funds the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Funds, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Funds which are maintained in such account shall identify those securities as belonging to the Funds and (ii) the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

     SECTION 3.3
FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Agreement.

     SECTION 3.4  TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

     3.4.1.
Delivery of Foreign Securities.  The Custodian or a Foreign Sub-Custodian shall
-------- -- ------- -----------
release and deliver foreign securities of the Funds held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (i)
            upon the sale of such foreign securities for the Funds in accordance with reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System in accordance with the rules governing the operation of the Foreign Securities System;

     (ii)
            in connection with any repurchase agreement related to foreign securities;

     (iii)
            to the depository agent in connection with tender or other similar offers for foreign securities of the Funds;

     (iv)
            to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

     (v)
            to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

     (vi)
            to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

     (vii)for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

     (viii)
            in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

     (ix)
            or delivery as security in connection with any borrowing by the Funds requiring a pledge of assets by the Funds;

     (x)in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (xi)    in connection with the lending of foreign securities; and

     (xii)
            for any other proper purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper Fund purpose, and naming the person or persons to whom delivery of such securities shall be made.

     3.4.2.
Payment of Fund Monies.  Upon receipt of Proper Instructions, which may be
------- -- ---- -------
continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Fund in the following cases only:

     (i)upon the purchase of foreign securities for the Fund, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

     (ii)
            in connection with the conversion, exchange or surrender of foreign securities of the Fund;

     (iii)
            for the payment of any expense or liability of the Fund, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

     (iv)
            for the purchase or sale of foreign exchange or foreign exchange contracts for the Fund, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

     (v)in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (vii)
            in connection with the borrowing or lending of foreign securities;
            and

     (viii)
            for any other proper Fund purpose, but only upon receipt of Proper Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper Fund purpose, and naming the person or persons to whom such payment is to be made.

     3.4.3.
Market Conditions.  Notwithstanding any provision of this Agreement to the
------ -----------
contrary, settlement and payment for foreign securities received for the account of the Funds and delivery of foreign securities maintained for the account of the Funds may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering foreign securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such foreign securities from such purchaser or dealer.

     SECTION 3.5
REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Custodian (other than bearer securities) shall be registered in the name of the applicable Fund or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Fund under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

     SECTION 3.6
BANK ACCOUNTS. A bank account or bank accounts opened and maintained outside the United States on behalf of a Fund with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Fund.

     SECTION 3.7
COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the foreign securities held hereunder to which the Funds shall be entitled and shall credit such income, as collected, to the applicable Fund. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

     SECTION 3.8
PROXIES. With respect to the foreign securities held under this Section 3, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder proxy rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

     SECTION 3.9
COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian in connection with the foreign securities being held for the account of the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian in connection with the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer.

     SECTION 3.10
LIABILITY OF FOREIGN SUB-CUSTODIANS AND FOREIGN SECURITIES SYSTEMS. Each agreement pursuant to which the Custodian employs as a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Funds shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Funds have not been made whole for any such loss, damage, cost, expense, liability or claim.

     SECTION 3.11
TAX LAW.   The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Funds by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Funds by the tax law of countries set forth on Schedule A hereto, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.


SECTION 4. PAYMENTS FOR REPURCHASES OR REDEMPTIONS AND SALES OF SHARES.

     From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares which have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of, and in accordance with, instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such written procedures and controls as may be mutually agreed upon from time to time between the Fund and the Custodian.

     The Custodian shall receive from the distributor for the Shares or from the Transfer Agent and deposit to the account of the Fund such payments as are received by the distributor or the Transfer Agent, as the case may be, for Shares issued or sold from time to time. The Custodian will notify the Fund and the Transfer Agent of any payments for Shares received by it from time to time.


SECTION 5. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME.

     The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board to keep the books of account of the Fund and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by the Fund, shall itself keep such books of account and/ or compute such net asset value per Share. If so directed, the Custodian shall also (i) calculate daily the net income of the Fund as described in the Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income, and/ or (ii) advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Prospectus.

SECTION 6. PROPER INSTRUCTIONS.

     "Proper Instructions," as such term is used throughout this Agreement, means either (i) a writing, including a facsimile transmission, signed by one or more persons as set forth on, and in accordance with, an "Authorized Persons List," as such term is defined herein (each such instruction a "Written Proper Instruction"), (ii) a "Client Originated Electronic Financial Instruction," as such term is defined in the Data Access Services Addendum hereto, given in accordance with the terms of such Addendum, or (iii) instructions received by the Custodian from a third party in accordance with any three-party agreement which requires a segregated asset account in accordance with Section 2.11.

     Each Written Proper Instruction shall set forth a brief description of the type of transaction involved (choosing from among the types of transactions set forth on the Authorized Persons List), including a specific statement of the purpose for which such action is requested, and any modification to a Written Proper Instruction must itself be a Written Proper Instruction and subject to all the provisions herein relating to Written Proper Instructions. The Fund will provide the Custodian with an "Authorized Persons List," which list shall set forth (a) the names of the individuals (each an "Authorized Person") who are authorized by the Board to give Written Proper Instructions with respect to the transactions described therein, and (b) the number of Authorized Persons whose signature or approval, as the case may be, is necessary for the Custodian to be able to act in accordance with such Written Proper Instructions with respect to a particular type of transaction. The Custodian may accept oral instructions or instructions delivered via electronic mail as Proper Instructions if the Custodian reasonably believes such instructions to have been given by an Authorized Person or Persons (as appropriate to the type of transaction); provided, however, that in no event will instructions delivered orally or via electronic mail be considered Proper

Instructions with respect to transactions involving the movement of cash, securities or other assets of a Fund. The Custodian shall be entitled to rely upon instructions given in accordance with an Authorized Persons List until it actually receives written notice from the Board of the applicable Fund to the contrary.


SECTION 7. EVIDENCE OF AUTHORITY.

     Subject to Section 9 hereof, the Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably and in good faith believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a copy of a vote of the Board, certified by the secretary or an assistant secretary of the applicable Fund, as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

SECTION 8. ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY.

     The Custodian may in its discretion and without express authority from the
Fund:

     1)
          make payments to itself or others for minor expenses of handling investments or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Fund;

     2) surrender investments in temporary form for investments in definitive form;

     3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

     4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the investments and property of the Fund except as otherwise directed by the Board.

SECTION 9. RESPONSIBILITY OF CUSTODIAN.

     The Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. Notwithstanding anything to the contrary herein, the Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, and it shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. In order for the indemnification provision contained in this Section to apply, it is understood that if in any case the Fund may be asked by the Custodian to indemnify or hold the Custodian harmless, the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Custodian will use reasonable care to identify, and notify the Fund promptly concerning, any situation which presents or appears likely to present the probability of such a claim for indemnification. The Fund shall have the option to defend the Custodian against any claim which may be the subject of a claim for indemnification hereunder, and in the event that the Fund so elects, it will notify the Custodian thereof and, thereupon, (i) the Fund shall take over complete defense of the claim and (ii) the Custodian shall initiate no further legal or other expenses with respect to such claim. The Custodian shall in no case confess any claim or make any compromise with respect to any claim for which it will seek indemnity from the Fund except with the Fund's prior written consent. Nothing herein shall be construed to limit any right or cause of action on the part of the Custodian under this Agreement which is independent of any right or cause of action on the part of the Fund. The Custodian shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund or other such counsel as agreed to by the parties) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be entitled to rely upon, and shall have no duty of inquiry with respect to, the accuracy of any representation or warranty given to it by the Fund or any duly-authorized employee or agent thereof, and shall be without liability for any action reasonably taken or omitted by it in reliance thereon. Regardless of whether assets held pursuant to this Agreement are maintained in the custody of a foreign banking institution, a foreign securities depository, or a branch or affiliate of a U.S. bank, the Custodian shall not be liable for any loss, damage, cost, expense, liability

     The Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. Notwithstanding anything to the contrary herein, the Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, and it shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. In order for the indemnification provision contained in this Section to apply, it is understood that if in any case the Fund may be asked by the Custodian to indemnify or hold the Custodian harmless, the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Custodian will use reasonable care to identify, and notify the Fund promptly concerning, any situation which presents or appears likely to present the probability of such a claim for indemnification. The Fund shall have the option to defend the Custodian against any claim which may be the subject of a claim for indemnification hereunder, and in the event that the Fund so elects, it will notify the Custodian thereof and, thereupon, (i) the Fund shall take over complete defense of the claim and (ii) the Custodian shall initiate no further legal or other expenses with respect to such claim. The Custodian shall in no case confess any claim or make any compromise with respect to any claim for which it will seek indemnity from the Fund except with the Fund's prior written consent. Nothing herein shall be construed to limit any right or cause of action on the part of the Custodian under this Agreement which is independent of any right or cause of action on the part of the Fund. The Custodian shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund or other such counsel as agreed to by the parties) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be entitled to rely upon, and shall have no duty of inquiry with respect to, the accuracy of any representation or warranty given to it by the Fund or any duly-authorized employee or agent thereof, and shall be without liability for any action reasonably taken or omitted by it in reliance thereon. Regardless of whether assets held pursuant to this Agreement are maintained in the custody of a foreign banking institution, a foreign securities depository, or a branch or affiliate of a U.S. bank, the Custodian shall not be liable for any loss, damage, cost, expense, liability

     If the Fund requires the Custodian to take any action with respect to investments, which action involves the payment of money or which action may, in the reasonable opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

     If the Custodian, or any of its affiliates, subsidiaries or agents, advances cash or investments to the Fund for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement), or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor, and should the Fund fail to repay the Custodian promptly the Custodian shall be entitled to utilize available cash and to dispose of the Fund assets to the extent necessary to obtain reimbursement, provided that the Custodian gives the Fund reasonable notice to repay such cash or securities advanced, and provided further that such notice requirement shall not preclude the Custodian's right to assert and execute on such lien.

     Except as may arise from the Custodian's own negligence or willful misconduct, or the negligence or willful misconduct of a subcustodian or agent appointed by the Custodian, the Fund agrees to indemnify and hold the Custodian harmless from and against any and all costs, expenses, losses, damages, charges, reasonable counsel fees, payments and liabilities which may be asserted against the Custodian (i) acting in accordance with any Proper Instruction, or (ii) for any acts or omissions of CHASE MANHATTAN BANK N.A.

     Notwithstanding any provision herein to the contrary, to the extent the Custodian is found to be liable hereunder for any loss, liability, claim, expense or damage, the Custodian shall be liable only for such loss, liability, claim, expense or damage which was reasonably foreseeable.

SECTION 10.    EFFECTIVE PERIOD, TERMINATION AND AMENDMENT.

     This Agreement shall become effective as of the date of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto, and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing in the case of a termination by the Fund, and not sooner than one hundred eighty (180) days after the date of such delivery or mailing in the case of termination by the Custodian; provided, however that the Custodian shall not act under Section
2.9 hereof in the absence of receipt of an initial certificate of a Fund's secretary, or an assistant secretary thereof, that the Board has approved the initial use of a particular U.S. Securities System, as required by the 1940 Act or any applicable Rule thereunder, and that the Custodian shall not act under
Section 2.10 hereof in the absence of receipt of an initial certificate of a Fund's secretary, or an assistant secretary thereof, that the Board has approved the initial use of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of the Fund's articles of incorporation, agreement of trust, by-laws and/or registration statement (as applicable, the "GOVERNING DOCUMENTS"); and further provided that the Fund may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the United States Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     Upon termination of the Agreement, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its reasonable costs, expenses and disbursements, provided that the Custodian shall not incur any costs, expenses or disbursements specifically in connection with such termination unless it has received prior approval from the Fund, such approval not to be unreasonably withheld.

SECTION 11.    SUCCESSOR CUSTODIAN.

     If a successor custodian shall be appointed by the Board, the Custodian shall, upon termination, deliver to such successor custodian at the offices of the Custodian, duly endorsed and in the form for transfer, all investments and other properties then held by it hereunder, and shall transfer to an account of the successor custodian all of the Fund's investments held in a Securities System. If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a copy of a vote of the Board, certified by the secretary or an assistant secretary of the applicable Fund, deliver at the offices of the Custodian and transfer such investments, funds and other properties in accordance with such vote. In the event that no written order designating a successor custodian or certified copy of a vote of the Board shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection and having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $100,000,000, all property held by the Custodian under this Agreement and to transfer to an account of such successor custodian all of the Fund's investments held in any Securities System; thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

     In the event that any property held pursuant to this Agreement remains in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such property, and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

SECTION 12.    GENERAL.

     SECTION 12.1
COMPENSATION OF CUSTODIAN. The Custodian shall be entitled to compensation for its services and reimbursement of its expenses as Custodian as agreed upon from time to time between the Fund and the Custodian.

     SECTION 12.2
MASSACHUSETTS LAW TO APPLY. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

     SECTION 12.3
RECORDS. The Custodian shall create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of investments owned by the Fund and held by the Custodian hereunder, and shall, when requested to do so by an officer of the Fund, and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

     SECTION 12.4
OPINION OF FUND'S INDEPENDENT ACCOUNTANT. The Custodian shall take all reasonable action as the Fund may from time to time request to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, the preparation of the Fund's Form N-SAR, the preparation of any other annual reports to the SEC with respect to the Fund, and with respect to any other requirements of the SEC.

     SECTION 12.5
INTERPRETIVE AND ADDITIONAL PROVISIONS. In connection with the operation of this Agreement, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Governing Documents. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

     SECTION 12.6
BOND. The Custodian shall at all times maintain a bond in such form and amount as is acceptable to the Fund, which shall be issued by a reputable fidelity insurance company authorized to do business in the place where such bond is issued, against larceny and embezzlement, covering each officer and employee of the Custodian who may, singly or jointly with others, have access to securities or funds of the Fund, either directly or through authority to receive and carry out any certificate instruction, order request, note or other instrument required or permitted by this Agreement. The Custodian agrees that it shall not cancel, terminate or modify such bond insofar as it adversely affects the Fund except after written notice given to the Fund not less than 10 days prior to the effective date of such cancellation, termination or modification. The Custodian shall, upon request, furnish to the Fund a copy of each such bond and each amendment thereto.

     SECTION 12.7
CONFIDENTIALITY. The Custodian agrees to treat all records and other information relative to the Fund and its prior, present or future shareholders as confidential, and the Custodian, on behalf of itself and its employees, agrees to keep confidential all such information except, after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Custodian may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     SECTION 12.8
EXEMPTION FROM LIEN. Except as set forth in Section 9 hereof, the securities and other assets held by the Custodian hereunder shall not be subject to lien or charge of any kind in favor of the Custodian or any person claiming through the Custodian. Nothing herein shall be deemed to deprive the Custodian of its right to invoke any and all remedies available at law or equity to collect amounts due it under this Agreement.

     SECTION 12.9
ASSIGNMENT. This Agreement may not be assigned by either party without the written consent of the other, except that either party may assign its rights and obligations hereunder to a party controlling, controlled by, or under common control with such party.

     SECTION 12.10 PRIOR AGREEMENTS. Without derogating the rights established thereunder prior to the date of this Agreement, this Agreement supersedes and terminates, as of the date hereof, all prior agreements between the Fund and the Custodian relating to the custody of Fund assets.

     SECTION 12.11 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute but one and the same Agreement.

     SECTION 12.12 NOTICES. Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

  To any Fund:       c/o T. ROWE PRICE ASSOCIATES, INC.
                     100 East Pratt Street
                     Baltimore, Maryland 21202
                     Attention:  Carmen Deyesu
                     Telephone:  410-345-6658
                     Telecopy:  410-685-8827/8830

  To the Custodian: STATE STREET BANK AND TRUST COMPANY
                     1776 Heritage Drive
                     North Quincy, Massachusetts 02171, U.S.A.
                     Attention: Carol C. Ayotte
                     Telephone:  617-985-6894
                     Telecopy:  617-537-6321

     Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

     SECTION 12.13 ENTIRE AGREEMENT. This Agreement (including all schedules, appendices, exhibits and attachments hereto) constitutes the entire Agreement between the parties with respect to the subject matter hereof.

     SECTION 12.14 HEADINGS NOT CONTROLLING. Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

     SECTION 12.15 SURVIVAL. All provisions regarding indemnification, confidentiality, warranty, liability and limits thereon shall survive following the expiration or termination of this Agreement.

     SECTION 12.16 SEVERABILITY. In the event any provision of this Agreement is held illegal, void or unenforceable, the balance shall remain in effect.

     SECTION 12.17 THE PARTIES. All references herein to the "Fund" are to each of the funds listed on Appendix A hereto individually, as if this Agreement were between such individual Fund and the Custodian. In the case of a series fund or trust, all references to the "Fund" are to the individual series or portfolio of such fund or trust, or to such fund or trust on behalf of the individual series or portfolio, as appropriate. Any reference in this Agreement to "the parties" shall mean the Custodian and such other individual Fund as to which the matter pertains. Each Fund hereby represents and warranties that (i) it has the requisite power and authority under applicable laws and its Governing Documents to enter into and perform this Agreement, (ii) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement, and (iii) its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

     SECTION 12.18 DIRECTORS AND TRUSTEES. It is understood and is expressly stipulated that neither the holders of Shares nor any member of the Board be personally liable hereunder. Whenever reference is made herein to an action required to be taken by the Board, such action may also be taken by the Board's executive committee.

     SECTION 12.19 MASSACHUSETTS BUSINESS TRUST. With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term "Fund" means and refers to the trustees from time to time serving under the applicable trust agreement of such trust, as the same may be amended from time to time (the "DECLARATION OF TRUST"). It is expressly agreed that the obligations of any such Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Fund personally, but bind only the trust property of the Fund as set forth in the applicable Declaration of Trust. In the case of each Fund which is a Massachusetts business trust (in each case, a "TRUST"), the execution and delivery of this Agreement on behalf of the Trust has been authorized by the trustees, and signed by an authorized officer, of the Trust, in each case acting in such capacity and not individually, and neither such authorization by the trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     SECTION 12.20 REPRODUCTION OF DOCUMENTS. This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     SECTION 12.21 SHAREHOLDER COMMUNICATIONS ELECTION. SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

     YES [  ]
               The Custodian is authorized to release the Fund's name, address, and share positions.

     NO  [X]
               The Custodian is not authorized to release the Fund's name, address, and share positions.

              DATA ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT

     Addendum to the Custodian Agreement (as defined below) between each fund listed on Appendix A to the Custodian Agreement, as such Appendix A is amended from time to time (each such fund listed on Appendix A shall be individually referred to herein as the "FUND"), and State Street Bank and Trust Company ("STATE STREET").

                                    PREAMBLE

     WHEREAS, State Street has been appointed as custodian of certain assets of the Fund pursuant to a certain Custodian Agreement (the "CUSTODIAN AGREEMENT") dated as of January 28, 1998, and amended thereafter from time to time;

     WHEREAS, State Street has developed and utilizes proprietary accounting and other systems, including State Street's proprietary Multicurrency HORIZON/R/ Accounting System, in its role as custodian of the Fund, and maintains certain Fund-related data ("FUND DATA") in databases under the control and ownership of State Street (the "DATA ACCESS SERVICES"); and

     WHEREAS, State Street makes available to the Fund (and certain of the Fund's agents as set forth herein) certain Data Access Services solely for the benefit of the Fund, and intends to provide additional services, consistent with the terms and conditions of this Addendum.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties agree as follows:


1.   SYSTEM AND DATA ACCESS SERVICES

     a.
System.  Subject to the terms and conditions of this Addendum and solely for the
------
purpose of providing access to Fund Data as set forth herein, State Street hereby agrees to provide the Fund, or certain third parties approved by State Street that serve as the Fund's investment advisors, investment managers or fund accountants (the "FUND ACCOUNTANTS") or as the Fund's independent auditors (the "AUDITOR"), with access to State Street's Multicurrency HORIZON/R/ Accounting System and the other information systems described in Attachment A (collectively, the "SYSTEM") on a remote basis solely on the computer hardware, system software and telecommunication links described in Attachment B (the "DESIGNATED

CONFIGURATION") or on any designated substitute or back-up equipment configuration consented to in writing by State Street, such consent not to be unreasonably withheld.

     b.
Data Access Services.  State Street agrees to make available to the Fund the
---- ------ --------
Data Access Services subject to the terms and conditions of this Addendum and such data access operating standards and procedures as may be issued by State Street from time to time. The Fund shall be able to access the System to (i) originate electronic instructions to State Street in order to (a) effect the transfer or movement of cash or securities held under custody by State Street or
(b) transmit accounting or other information (the transactions described in (i)(a) and (i)(b) above are referred to herein as "CLIENT ORIGINATED ELECTRONIC FINANCIAL INSTRUCTIONS"), and (ii) access data for the purpose of reporting and analysis, which shall all be deemed to be Data Access Services for purposes of this Addendum.

     c.
Additional Services.  State Street may from time to time agree to make available
---------- --------
to the Fund additional Systems that are not described in the attachments to this Addendum. In the absence of any other written agreement concerning such additional systems, the term "SYSTEM" shall include, and this Addendum shall govern, the Fund's access to and use of any additional System made available by State Street and/or accessed by the Fund.

2.   NO USE OF THIRD PARTY SYSTEMS-LEVEL SOFTWARE

     State Street and the Fund acknowledge that in connection with the Data Access Services provided under this Addendum, the Fund will have access, through the Data Access Services, to Fund Data and to functions of State Street's proprietary systems; provided, however that in no event will the Fund have direct access to any third party systems-level software that retrieves data for, stores data from, or otherwise supports the System.

3.   LIMITATION ON SCOPE OF USE

     a.
Designated Equipment; Designated Locations.  The System and the Data Access
---------- ---------- ---------- ---------
Services shall be used and accessed solely on and through the Designated Configuration at the offices of the Fund or the Fund Accountants in Baltimore, Maryland or Owings Mills, Maryland ("DESIGNATED LOCATIONS").

     b.
Designated Configuration; Trained Personnel.   State Street and the Fund shall
---------- -------------- ------- ---------
be responsible for supplying, installing and maintaining the Designated Configuration at the Designated Locations. State Street and the Fund agree that each will engage or retain the services of trained personnel to enable both parties to perform their respective obligations under this Addendum. State Street agrees to use commercially reasonable efforts to maintain the System so that it remains serviceable, provided, however, that State Street does not guarantee or assure uninterrupted remote access use of the System.

     c.
Scope of Use.  The Fund will use the System and the Data Access Services only
----- -- ---
for the processing of securities transactions, the keeping of books of account for the Fund and accessing data for purposes of reporting and analysis. The Fund shall not, and shall cause its employees and agents not to (i) permit any unauthorized third party to use the System or the Data Access Services, (ii) sell, rent, license or otherwise use the System or the Data Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Data Access Services for any fund, trust or other investment vehicle), other than as set forth herein, without the prior written consent of State Street, (iv) allow access to the System or the Data Access Services through terminals or any other computer or telecommunications facilities located outside the Designated Locations, (v) allow or cause any information (other than portfolio holdings, valuations of portfolio holdings, and other information reasonably necessary for the management or distribution of the assets of the Fund) transmitted from State Street's databases, including data from third party sources, available through use of the System or the Data Access Services to be redistributed or retransmitted to another computer, terminal or other device for other than use for or on behalf of the Fund or (vi) modify the System in any way, including without limitation developing any software for or attaching any devices or computer programs to any equipment, system, software or database which forms a part of or is resident on the Designated Configuration.

     d.
Other Locations.  Except in the event of an emergency or of a planned System
----- ---------
shutdown, the Fund's access to services performed by the System or to Data Access Services at the Designated Locations may be transferred to a different location only upon the prior written consent of State Street. In the event of an emergency or System shutdown, the Fund may use any back-up site included in the Designated Configuration or any other back-up site agreed to by State Street, which agreement will not be unreasonably withheld. The Fund may secure from State Street the right to access the System or the Data Access Services through computer and telecommunications facilities or devices complying with the Designated Configuration at additional locations only upon the prior written consent of State Street and on terms to be mutually agreed upon by the parties.

     e.
Title.  Title and all ownership and proprietary rights to the System, including
-----
any enhancements or modifications thereto, whether or not made by State Street, are and shall remain with State Street.

     f.
No Modification.  Without the prior written consent of State Street, the Fund
-- ------------
shall not modify, enhance or otherwise create derivative works based upon the System, nor shall the Fund reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

     g.
Security Procedures.  The Fund shall comply with data access operating standards
-------- ----------
and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System on a remote basis and to access the Data Access Services. The Fund shall have access only to the Fund Data and authorized transactions agreed upon from time to time by State Street and, upon notice from State Street, the Fund shall discontinue remote use of the System and access to Data Access Services for any security reasons cited by State Street; provided, that, in such event, State Street shall, for a period not less than 180 days (or such other shorter period specified by the Fund) after such discontinuance, assume responsibility to provide accounting services under the terms of the Custodian Agreement.

     h.
Inspections.  State Street shall have the right to inspect the use of the System
-----------
and the Data Access Services by the Fund, the Fund Accountants and the Auditor to ensure compliance with this Addendum. The on-site inspections shall be upon prior written notice to Fund, the Fund Accountants and the Auditor and at reasonably convenient times and frequencies so as not to result in an unreasonable disruption of the Fund's or the Fund Accountants' or the Auditor respective businesses.

4.   PROPRIETARY INFORMATION

     a.
Proprietary Information.  The Fund acknowledges and State Street represents that
----------- -----------
the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation and other information made available to the Fund by State Street as part of the Data Access Services and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Fund shall be deemed proprietary and confidential information of State Street (hereinafter "PROPRIETARY INFORMATION"). The Fund agrees that it will hold such Proprietary Information in the strictest confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees or agents who are permitted access to the Proprietary Information to satisfy its obligations hereunder. The Fund further acknowledges that State Street shall not be required to provide the Fund Accountants or the Auditor with access to the System unless it has first received from the Fund Accountants and the Auditor an undertaking with respect to State Street's Proprietary Information in the form of Attachment C and/or Attachment C-1 to this Addendum. The Fund shall use all commercially reasonable efforts to assist State Street in identifying and preventing any unauthorized use, copying or disclosure of the Proprietary Information or any portions thereof or any of the logic, formats or designs contained therein.

     b.
Cooperation.  Without limitation of the foregoing, the Fund shall advise State
-----------
Street immediately in the event the Fund learns or has reason to believe that any person to whom the Fund has given access to the Proprietary Information, or any portion thereof, has violated or intends to violate the terms of this Addendum, and the Fund will, at its reasonable expense, cooperate with State Street in seeking injunctive or other equitable relief in the name of the Fund or State Street against any such person.

     c.
Injunctive Relief.  The Fund acknowledges that the disclosure of any Proprietary
---------- ------
Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law. In addition, State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

     d.
Survival.  The provisions of this Section 4 shall survive the termination of
--------
this Addendum.

5.   LIMITATION ON LIABILITY

     a.
Standard of Care and Limitation on Amount and Time for Bringing Action.  State
-------- -- ---- --- ---------- -- ------ --- ---- --- -------- ------
Street shall be held to a standard of reasonable care with respect to all of its duties and obligations under this Addendum. The Fund agrees that any liability of State Street to the Fund or any third party arising with respect to the System or State Street's provision of Data Access Services under this Data Access Services Addendum shall be limited to the amount paid by the Fund for the preceding 24 months for such services. The foregoing limitation shall relate solely to State Street's provision of the Data Access Services pursuant to this Addendum and is not intended to limit State Street's responsibility to perform in accordance with the Custodian Agreement, including its duty to act in accordance with Proper Instructions. In no event shall State Street be liable to the Fund or any other party pursuant to this Addendum for any special, indirect, punitive or consequential damages even if advised of the possibility of such damages. No action, regardless of form, arising out of the terms of this Addendum may be brought by the Fund more than two years after the Fund has knowledge that the cause of action has arisen.

     b.
Limited Warranties.  NO OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING,
------- ----------
WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE MADE BY STATE STREET.

     c.
Third-Party Data.  Organizations from which State Street may obtain certain data
----------- ----
included in the System or the Data Access Services are solely responsible for the contents of such data, and State Street shall have no liability for claims arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof.

     d.
Regulatory Requirements.  As between State Street and the Fund, the Fund shall
---------- ------------
be solely responsible for the accuracy of any accounting statements or reports produced using the Data Access Services and the System and the conformity thereof with any requirements of law.

     e.
Force Majeure.  Neither party shall be liable for any costs or damages due to
----- -------
delay or nonperformance under this Data Access Services Addendum arising out of any cause or event beyond such party's control, including, without limitation, cessation of services hereunder or any damages resulting therefrom to the other party as a result of work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action, or communication disruption.

6.   INDEMNIFICATION

     The Fund agrees to indemnify and hold State Street harmless from any loss, damage or expense including reasonable attorney's fees, (a "loss") suffered by State Street arising from (i) the negligence or willful misconduct in the use by the Fund of the Data Access Services or the System, including any loss incurred by State Street resulting from a security breach at the Designated Locations or committed by the Fund's employees or agents or the Fund Accountants or the and Auditor, and (ii) any loss resulting from incorrect Client Originated Electronic Financial Instructions. State Street shall be entitled to rely on the validity and authenticity of Client Originated Electronic Financial Instructions without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by State Street from time to time.

7.   FEES

     Fees and charges for the use of the System and the Data Access Services and related payment terms shall be as set forth in the custody fee schedule in effect from time to time between the parties (the "FEE SCHEDULE"). Any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street) shall be borne by the Fund. Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

8.   TRAINING, IMPLEMENTATION AND CONVERSION

     a.
Training.  State Street agrees to provide training, at a designated State Street
--------
training facility or at the Designated Locations, to the Fund's personnel in connection with the use of the System on the Designated Configuration. The Fund agrees that it will set aside, during regular business hours or at other times agreed upon by both parties, sufficient time to enable all operators of the System and the Data Access Services, designated by the Fund, to receive the training offered by State Street pursuant to this Addendum.

     b.
Installation and Conversion.  State Street and the Fund shall be responsible for
------------ --- ----------
the technical installation and conversion ("INSTALLATION AND CONVERSION") of the Designated Configuration. The Fund shall have the following responsibilities in connection with Installation and Conversion of the System:

     (i)
          The Fund shall be solely responsible for the timely acquisition and maintenance of the hardware and software that attach to the Designated Configuration in order to use the Data Access Services at the Designated Locations, and

     (ii)
          State Street and the Fund each agree that they will assign qualified personnel to actively participate during the Installation and Conversion phase of the System implementation to enable both parties to perform their respective obligations under this Addendum.

9.   SUPPORT

     During the term of this Addendum, State Street agrees to provide the support services set out in Attachment D to this Addendum.

10.  TERM

     a.
Term.  This Addendum shall become effective on the date of its execution by
----
State Street and shall remain in full force and effect until terminated as herein provided.

     b.
Termination.  Either party may terminate this Addendum (i)  for any reason by
-----------
giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to the Fund or thirty (30) days' notice in the case of notice from the Fund to State Street of termination; or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. In the event the Fund shall cease doing business, shall become subject to proceedings under the bankruptcy laws (other than a petition for reorganization or similar proceeding) or shall be adjudicated bankrupt, this Addendum and the rights granted hereunder shall, at the option of State Street, immediately terminate with notice to the Fund. This Addendum shall in any event terminate as to any Fund within ninety (90) days after the termination of the Custodian Agreement.

     c.
Termination of the Right to Use.  Upon termination of this Addendum for any
----------- -- --- ----- -- ---
reason, any right to use the System and access to the Data Access Services shall terminate and the Fund shall immediately cease use of the System and the Data Access Services. Immediately upon termination of this Addendum for any reason, the Fund shall return to State Street all copies of documentation and other Proprietary Information in its possession; provided, however, that in the event that either party terminates this Addendum or the Custodian Agreement for any reason other than the Fund's breach, State Street shall provide the Data Access Services for a period of time and at a price to be agreed upon in writing by the parties.

11.  MISCELLANEOUS

     a.Year 2000.  State Street will take all steps necessary to ensure that its
       ---- ----
products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi-century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years. If any changes are required, State Street will make the changes to its products at no cost to the Fund and in a commercially reasonable time frame and will require third-party suppliers to do likewise.

     b.
Assignment; Successors.  This Addendum and the rights and obligations of the
----------- ----------
Fund and State Street hereunder shall not be assigned by either party without the prior written consent of the other party, except that State Street may assign this Addendum to a successor of all or a substantial portion of its business, or to a party controlling, controlled by, or under common control with State Street.

     c.
Survival.  All provisions regarding indemnification, warranty, liability and
--------
limits thereon, and confidentiality and/or protection of proprietary rights and trade secrets shall survive the termination of this Addendum.

     d.
Entire Agreement.  This Addendum and the attachments hereto constitute the
------ ---------
entire understanding of the parties hereto with respect to the Data Access Services and the use of the System and supersedes any and all prior or contemporaneous representations or agreements, whether oral or written, between the parties as such may relate to the Data Access Services or the System, and cannot be modified or altered except in a writing duly executed by the parties. This Addendum is not intended to supersede or modify the duties and liabilities of the parties hereto under the Custodian Agreement or any other agreement between the parties hereto except to the extent that any such agreement specifically refers to the Data Access Services or the System. No single waiver or any right hereunder shall be deemed to be a continuing waiver.

     e.   Severability.
          ------------
If any provision or provisions of this Addendum shall be held to be invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

     f.
Governing Law.  This Addendum shall be interpreted and construed in accordance
--------- ---
with the internal laws of The Commonwealth of Massachusetts without regard to the conflict of laws provisions thereof.

                                  ATTACHMENT A

                   MULTICURRENCY HORIZON/R/ ACCOUNTING SYSTEM
                           SYSTEM PRODUCT DESCRIPTION


I. The Multicurrency HORIZON/R/ Accounting System is designed to provide lot level portfolio and general ledger accounting for SEC and ERISA type requirements and includes the following services: 1) recording of general ledger entries; 2) calculation of daily income and expense; 3) reconciliation of daily activity with the trial balance, and 4) appropriate automated feeding mechanisms to (i) domestic and international settlement systems, (ii) daily, weekly and monthly evaluation services, (iii) portfolio performance and analytic services,
(iv) customer's internal computing systems and (v) various State Street provided information services products.

II. GlobalQuest/R/ GlobalQuest/R/ is designed to provide customer access to the following information maintained on The Multicurrency HORIZON/R/ Accounting
System: 1) cash transactions and balances; 2) purchases and sales; 3) income receivables; 4) tax refund; 5) daily priced positions; 6) open trades; 7) settlement status; 8) foreign exchange transactions; 9) trade history; and 10) daily, weekly and monthly evaluation services.

III. HORIZON/R/ Gateway. HORIZON/R/ Gateway provides customers with the ability to (i) generate reports using information maintained on the Multicurrency HORIZON/R/ Accounting System which may be viewed or printed at the customer's location; (ii) extract and download data from the Multicurrency HORIZONR Accounting System; and (iii) access previous day and historical data.
 The following information which may be accessed for these purposes: 1) holdings; 2) holdings pricing; 3) transactions, 4) open trades; 5) income;
 6) general ledger and  7) cash.

IV.    State Street Interchange.  State Street Interchange is an open
       ------------------------
information delivery architecture wherein proprietary communication products, data formats and workstation tools are replaced by industry standards and is designed to enable the connection of State Street's network to customer networks, thereby facilitating the sharing of information.
                                  ATTACHMENT C

                                  UNDERTAKING
                               (FUND ACCOUNTANTS)

     The undersigned understands that in the course of its employment as Fund Accountant to each fund listed on Appendix A (as amended from time to time) to that certain Custodian Agreement dated as of January 28, 1998 (the "FUND"), it will have access to State Street Bank and Trust Company's Multicurrency HORIZON Accounting System and other information systems (collectively, the "SYSTEM").

     The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street Bank and Trust Company ("STATE STREET") as part of the Data Access Services provided to the Fund and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "PROPRIETARY INFORMATION"). The undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

     The undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

     Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.

                                    [The Fund Accountants]


                         By:       ______________________________

                         Title:    ______________________________

                         Date:     ______________________________

                                 ATTACHMENT C-1

                                  UNDERTAKING
                                   (AUDITOR)

     The undersigned understands that in the course of its employment as Auditor to each fund listed on Appendix A (as amended from time to time) to that certain Custodian Agreement dated as of January 28, 1998 (the "FUND") it will have access to State Street Bank and Trust Company's Multicurrency HORIZON Accounting System and other information systems (collectively, the "SYSTEM").

     The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street Bank and Trust Company ("STATE STREET") as part of the Data Access Services provided to the Fund and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "PROPRIETARY INFORMATION"). The undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

     The undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

     Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.

                                    [The Auditor]

                         By:       ______________________________

                         Title:    ______________________________

                         Date:     ______________________________

                                  ATTACHMENT D

                                    SUPPORT

     During the term of this Addendum, State Street agrees to provide the following on-going support services:

     a.
Telephone Support. The Fund Designated Persons may contact State Street's HORIZON/R/ Help Desk and Fund Assistance Center between the hours of 8 a.m. and 6 p.m. (Eastern time) on all business days for the purpose of obtaining answers to questions about the use of the System, or to report apparent problems with the System. From time to time, the Fund shall provide to State Street a list of persons who shall be permitted to contact State Street for assistance (such persons being referred to as the "FUND DESIGNATED PERSONS").

     b.
Technical Support.  State Street will provide technical support to assist the
--------- -------
Fund in using the System and the Data Access Services. The total amount of technical support provided by State Street shall not exceed 10 resource days per year. State Street shall provide such additional technical support as is expressly set forth in the fee schedule in effect from time to time between the parties (the "FEE SCHEDULE"). Technical support, including during installation and testing, is subject to the fees and other terms set forth in the Fee Schedule.

     c.  Maintenance Support.  State Street shall use commercially reasonable
         -------------------
efforts to correct system functions that do not work according to the System Product Description as set forth on Attachment A in priority order in the next scheduled delivery release or otherwise as soon as is practicable.

     d.
System Enhancements.  State Street will provide to the Fund any enhancements to
------ ------------
the System developed by State Street and made a part of the System; provided that State Street offer the Fund reasonable training on the enhancement.
 Charges for system enhancements shall be as provided in the Fee Schedule. State Street retains the right to charge for related systems or products that may be developed and separately made available for use other than through the System.

     e.
Custom Modifications.  In the event the Fund desires custom modifications in
------ -------------
connection with its use of the System, the Fund shall make a written request to State Street providing specifications for the desired modification. Any custom modifications may be undertaken by State Street in its sole discretion in accordance with the Fee Schedule.

     f.
Limitation on Support.  State Street shall have no obligation to support the
---------- -- -------
Fund's use of the System: (1) for use on any computer equipment or telecommunication facilities which does not conform to the Designated Configuration or (ii) in the event the Fund has modified the System in breach of this Addendum.

     In WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

               T. ROWE PRICE GROWTH STOCK FUND, INC.
               T. ROWE PRICE NEW HORIZONS FUND, INC.
               T. ROWE PRICE NEW ERA FUND, INC.
               T. ROWE PRICE NEW INCOME FUND, INC.
               T. ROWE PRICE PRIME RESERVE FUND, INC.
               T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                  T. Rowe Price International Bond Fund
                  T. Rowe Price International Stock Fund
                  T. Rowe Price International Discovery Fund
                  T. Rowe Price European Stock Fund
                  T. Rowe Price New Asia Fund
                  T. Rowe Price Global Government Bond Fund
                  T. Rowe Price Japan Fund
                  T. Rowe Price Latin America Fund
                  T. Rowe Price Emerging Markets Bond Fund
                  T. Rowe Price Emerging Markets Stock Fund
                  T. Rowe Price Global Stock Fund
               T. ROWE PRICE GROWTH & INCOME FUND, INC.
               T. ROWE PRICE SHORT-TERM BOND FUND, INC.
               T. ROWE PRICE TAX-FREE INCOME FUND, INC.
               T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
               T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
               T. ROWE PRICE HIGH YIELD FUND, INC.
               T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
               T. ROWE PRICE NEW AMERICA GROWTH FUND
               T. ROWE PRICE EQUITY INCOME FUND
               T. ROWE PRICE GNMA FUND
               T. ROWE PRICE CAPITAL APPRECIATION FUND
               T. ROWE PRICE STATE TAX-FREE INCOME TRUST

                  Maryland Tax-Free Bond Fund
                  Maryland Short-Term Tax-Free Bond Fund
                  New York Tax-Free Bond Fund
                  New York Tax-Free Money Fund
                  Virginia Tax-Free Bond Fund
                  Virginia Short-Term Tax-Free Bond Fund
                  New Jersey Tax-Free Bond Fund
                  Georgia Tax-Free Bond Fund
                  Florida Insured Intermediate Tax-Free Fund
               T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                  California Tax-Free Bond Fund
                  California Tax-Free Money Fund
               T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
               T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
               INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                  Foreign Equity Fund
               T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                  U.S. Treasury Intermediate Fund
                  U.S. Treasury Long-Term Fund
                  U.S. Treasury Money Fund
               T. ROWE PRICE INDEX TRUST, INC.
                  T. Rowe Price Equity Index 500 Fund
                 T. Rowe Price Extended Equity Market Index Fund
                  T. Rowe Price Total Equity Market Index Fund
               T. ROWE PRICE SPECTRUM FUND, INC.
                  Spectrum Growth Fund
                  Spectrum Income Fund
                  Spectrum International Fund
               T. ROWE PRICE BALANCED FUND, INC.
               T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.
               T. ROWE PRICE MID-CAP GROWTH FUND, INC.
               T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.
               T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
               T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
               T. ROWE PRICE SUMMIT FUNDS, INC.
                  T. Rowe Price Summit Cash Reserves Fund
                  T. Rowe Price Summit Limited-Term Bond Fund
                  T. Rowe Price Summit GNMA Fund
               T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                  T. Rowe Price Summit Municipal Money Market Fund
                  T. Rowe Price Summit Municipal Intermediate Fund
                  T. Rowe Price Summit Municipal Income Fund

               T. ROWE PRICE EQUITY SERIES, INC.
                  T. Rowe Price Equity Income Portfolio
                  T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced Portfolio
                  T. Rowe Price Mid-Cap Growth Portfolio
               T. ROWE PRICE INTERNATIONAL SERIES, INC.
                  T. Rowe Price International Stock Portfolio
               T. ROWE PRICE FIXED INCOME SERIES, INC.
                  T. Rowe Price Limited-Term Bond Portfolio
                  T. Rowe Price Prime Reserve Portfolio
               T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                  T. Rowe Price Personal Strategy Balanced Fund
                  T. Rowe Price Personal Strategy Growth Fund
                  T. Rowe Price Personal Strategy Income Fund
               T. ROWE PRICE VALUE FUND, INC.
               T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
               T. ROWE PRICE CORPORATE INCOME FUND, INC.
               T. ROWE PRICE HEALTH SCIENCES FUND, INC.
               T. ROWE PRICE MID-CAP VALUE FUND, INC.
               INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                  Mid-Cap Equity Growth Fund
               T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
               T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
               T. ROWE PRICE REAL ESTATE FUND, INC.
               T. ROWE PRICE SMALL CAP STOCK FUND, INC.
                  T. Rowe Price Small Cap Stock Fund
               T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
               T. ROWE PRICE TAX EFFICIENT BALANCED FUND, INC. RESERVE INVESTMENT FUNDS, INC.
                  Government Reserve Investment Fund
                  Reserve Investment Fund

SIGNATURE ATTESTED TO:                         EXECUTED ON BEHALF OF EACH FUND:

      /s/Suzanne E. Fraunhoffer                /s/Carmen Deyesu
By:   _____________________                By:____________________
Name:  Suzanne E. Fraunhoffer               Name: Carmen Deyesu
Title: Legal Assistant                      Title: Treasurer for
                                            each of the foregoing

SIGNATURE ATTESTED TO:
STATE STREET BANK AND TRUST COMPANY

      /s/Glenn Ciotti                          /s/Ronald E. Logue
By:   _____________________                By:____________________
Name:  Glenn Ciotti                         Name: Ronald E. Logue
Title: VP & Assoc. Counsel                  Title: Executive Vice
                                           President

                                   SCHEDULE A


COUNTRY          SUBCUSTODIAN            CENTRAL DEPOSITORY

United Kingdom   State Street Bank      None;
                 and Trust Company      The Bank of England,
                                        The Central Gilts Office (CGO);
                                        The Central Moneymarkets Office (CMO)

Euroclear (The Euroclear System)/ State Street London Limited

                                   APPENDIX A

               T. ROWE PRICE GROWTH STOCK FUND, INC.
               T. ROWE PRICE NEW HORIZONS FUND, INC.
               T. ROWE PRICE NEW ERA FUND, INC.
               T. ROWE PRICE NEW INCOME FUND, INC.
               T. ROWE PRICE PRIME RESERVE FUND, INC.
               T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                  T. Rowe Price International Bond Fund
                  T. Rowe Price International Stock Fund
                  T. Rowe Price International Discovery Fund
                  T. Rowe Price European Stock Fund
                  T. Rowe Price New Asia Fund
                  T. Rowe Price Global Government Bond Fund
                  T. Rowe Price Japan Fund
                  T. Rowe Price Latin America Fund
                  T. Rowe Price Emerging Markets Bond Fund
                  T. Rowe Price Emerging Markets Stock Fund
                  T. Rowe Price Global Stock Fund
               T. ROWE PRICE GROWTH & INCOME FUND, INC.
               T. ROWE PRICE SHORT-TERM BOND FUND, INC.
               T. ROWE PRICE TAX-FREE INCOME FUND, INC.
               T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
               T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
               T. ROWE PRICE HIGH YIELD FUND, INC.
               T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
               T. ROWE PRICE NEW AMERICA GROWTH FUND
               T. ROWE PRICE EQUITY INCOME FUND
               T. ROWE PRICE GNMA FUND
               T. ROWE PRICE CAPITAL APPRECIATION FUND
               T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                  Maryland Tax-Free Bond Fund
                  Maryland Short-Term Tax-Free Bond Fund
                  New York Tax-Free Bond Fund
                  New York Tax-Free Money Fund
                  Virginia Tax-Free Bond Fund
                  Virginia Short-Term Tax-Free Bond Fund
                  New Jersey Tax-Free Bond Fund
                  Georgia Tax-Free Bond Fund
                  Florida Insured Intermediate Tax-Free Fund

               T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                  California Tax-Free Bond Fund
                  California Tax-Free Money Fund
               T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
               T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
               INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                  Foreign Equity Fund
               T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                  U.S. Treasury Intermediate Fund
                  U.S. Treasury Long-Term Fund
                  U.S. Treasury Money Fund
               T. ROWE PRICE INDEX TRUST, INC.
                  T. Rowe Price Equity Index 500 Fund
                 T. Rowe Price Extended Equity Market Index Fund
                  T. Rowe Price Total Equity Market Index Fund
               T. ROWE PRICE SPECTRUM FUND, INC.
                  Spectrum Growth Fund
                  Spectrum Income Fund
                  Spectrum International Fund
               T. ROWE PRICE BALANCED FUND, INC.
               T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.
               T. ROWE PRICE MID-CAP GROWTH FUND, INC.
               T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.
               T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
               T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
               T. ROWE PRICE SUMMIT FUNDS, INC.
                  T. Rowe Price Summit Cash Reserves Fund
                  T. Rowe Price Summit Limited-Term Bond Fund
                  T. Rowe Price Summit GNMA Fund
               T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                  T. Rowe Price Summit Municipal Money Market Fund
                  T. Rowe Price Summit Municipal Intermediate Fund
                  T. Rowe Price Summit Municipal Income Fund
               T. ROWE PRICE EQUITY SERIES, INC.
                  T. Rowe Price Equity Income Portfolio
                  T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced Portfolio
                  T. Rowe Price Mid-Cap Growth Portfolio
               T. ROWE PRICE INTERNATIONAL SERIES, INC.
                  T. Rowe Price International Stock Portfolio

               T. ROWE PRICE FIXED INCOME SERIES, INC.
                  T. Rowe Price Limited-Term Bond Portfolio
                  T. Rowe Price Prime Reserve Portfolio
               T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                  T. Rowe Price Personal Strategy Balanced Fund
                  T. Rowe Price Personal Strategy Growth Fund
                  T. Rowe Price Personal Strategy Income Fund
               T. ROWE PRICE VALUE FUND, INC.
               T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
               T. ROWE PRICE CORPORATE INCOME FUND, INC.
               T. ROWE PRICE HEALTH SCIENCES FUND, INC.
               T. ROWE PRICE MID-CAP VALUE FUND, INC.
               INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                  Mid-Cap Equity Growth Fund
               T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
               T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
               T. ROWE PRICE REAL ESTATE FUND, INC.
               T. ROWE PRICE SMALL CAP STOCK FUND, INC.
                  T. Rowe Price Small Cap Stock Fund
               T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
               T. ROWE PRICE TAX EFFICIENT BALANCED FUND, INC. RESERVE INVESTMENT FUNDS, INC.
                  Government Reserve Investment Fund
                  Reserve Investment Fund

                                AMENDMENT NO. 1
                         TO CUSTODIAN CONTRACT BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
                            THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 4, 1998, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price International Growth & Income Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
     California Tax-Free Bond Fund
     California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
     T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
     T. Rowe Price Equity Index 500 Fund
     T. Rowe Price Extended Equity Market Index Fund
     T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
     Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
     Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
     T. Rowe Price International Bond Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price New Asia Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Growth & Income Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
     T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
     Reserve Investment Fund
     Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
     Spectrum Growth Fund
     Spectrum Income Fund
     Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
     Maryland Tax-Free Bond Fund
     Maryland Short-Term Tax-Free Bond Fund
     New York Tax-Free Bond Fund
     New York Tax-Free Money Fund
     New Jersey Tax-Free Bond Fund
     Virginia Tax-Free Bond Fund
     Virginia Short-Term Tax-Free Bond Fund
     Florida Intermediate Tax-Free Fund
     Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
     U.S. Treasury Intermediate Fund
     U.S. Treasury Long-Term Fund
     U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
     T. Rowe Price Summit Cash Reserves Fund
     T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
     T. Rowe Price Summit Municipal Money Market Fund
     T. Rowe Price Summit Municipal Intermediate Fund
     T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.


                /s/Henry H. Hopkins
          By:  _____________________________________
                Henry H. Hopkins, Vice President


          STATE STREET BANK AND TRUST COMPANY

                /s/Stephen F. Brown
          By:  _____________________________________
                Stephen F. Brown, Vice President

                                AMENDMENT NO. 2
                         TO CUSTODIAN CONTRACT BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
                            THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 21, 1999, by adding thereto T. Rowe Price Tax-Efficient Funds, Inc., on behalf of T. Rowe Price Tax-Efficient Balanced Fund and T. Rowe Price Tax-Efficient Growth Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
     California Tax-Free Bond Fund
     California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
     T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
     T. Rowe Price Equity Index 500 Fund
     T. Rowe Price Extended Equity Market Index Fund
     T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
     Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
     Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
     T. Rowe Price International Bond Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price New Asia Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Growth & Income Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
     T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
     Reserve Investment Fund
     Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
     Spectrum Growth Fund
     Spectrum Income Fund
     Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
     Maryland Tax-Free Bond Fund
     Maryland Short-Term Tax-Free Bond Fund
     New York Tax-Free Bond Fund
     New York Tax-Free Money Fund
     New Jersey Tax-Free Bond Fund
     Virginia Tax-Free Bond Fund
     Virginia Short-Term Tax-Free Bond Fund
     Florida Intermediate Tax-Free Fund
     Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
    T. Rowe Price Tax-Efficient Balanced Fund
    T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
     U.S. Treasury Intermediate Fund
     U.S. Treasury Long-Term Fund
     U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
     T. Rowe Price Summit Cash Reserves Fund
     T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
     T. Rowe Price Summit Municipal Money Market Fund
     T. Rowe Price Summit Municipal Intermediate Fund
     T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.


          /s/   Henry H. Hopkins
          By:  _____________________________________
                Henry H. Hopkins, Vice President


          STATE STREET BANK AND TRUST COMPANY

          /s/   Ronald E. Logue
          By:  _____________________________________
                Ronald E. Logue, Vice Chairman

                                AMENDMENT NO. 3
                         TO CUSTODIAN CONTRACT BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
                            THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998 and April 21, 1999 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 9, 2000, by adding thereto Institutional Equity Funds, Inc., on behalf of Institutional Large-Cap Value Fund and Institutional Small-Cap Stock Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
     California Tax-Free Bond Fund
     California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
     T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
     T. Rowe Price Equity Index 500 Fund
     T. Rowe Price Extended Equity Market Index Fund
     T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund
     Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
     Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
     T. Rowe Price International Bond Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price New Asia Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Growth & Income Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
     T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
     Reserve Investment Fund
     Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
     Spectrum Growth Fund
     Spectrum Income Fund
     Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
     Maryland Tax-Free Bond Fund
     Maryland Short-Term Tax-Free Bond Fund
     New York Tax-Free Bond Fund
     New York Tax-Free Money Fund
     New Jersey Tax-Free Bond Fund
     Virginia Tax-Free Bond Fund
     Virginia Short-Term Tax-Free Bond Fund
     Florida Intermediate Tax-Free Fund
     Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
    T. Rowe Price Tax-Efficient Balanced Fund
    T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
     U.S. Treasury Intermediate Fund
     U.S. Treasury Long-Term Fund
     U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
     T. Rowe Price Summit Cash Reserves Fund
     T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
     T. Rowe Price Summit Municipal Money Market Fund
     T. Rowe Price Summit Municipal Intermediate Fund
     T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.


          /s/   Henry H. Hopkins
          By:  _____________________________________
                Henry H. Hopkins, Vice President


          STATE STREET BANK AND TRUST COMPANY

          /s/   Ronald E. Logue
          By:  _____________________________________
                Ronald E. Logue, Vice Chairman

                                AMENDMENT NO. 4
                         TO CUSTODIAN CONTRACT BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
                            THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, and February 9, 2000 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 19, 2000, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
     California Tax-Free Bond Fund
     California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
     T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
     T. Rowe Price Equity Index 500 Fund
     T. Rowe Price Extended Equity Market Index Fund
     T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund
     Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
     Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
     T. Rowe Price International Bond Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price New Asia Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Growth & Income Fund
     T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
     T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
     Reserve Investment Fund
     Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
     Spectrum Growth Fund
     Spectrum Income Fund
     Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
     Maryland Tax-Free Bond Fund
     Maryland Short-Term Tax-Free Bond Fund
     New York Tax-Free Bond Fund
     New York Tax-Free Money Fund
     New Jersey Tax-Free Bond Fund
     Virginia Tax-Free Bond Fund
     Virginia Short-Term Tax-Free Bond Fund
     Florida Intermediate Tax-Free Fund
     Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
    T. Rowe Price Tax-Efficient Balanced Fund
    T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
     U.S. Treasury Intermediate Fund
     U.S. Treasury Long-Term Fund
     U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
     T. Rowe Price Summit Cash Reserves Fund
     T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
     T. Rowe Price Summit Municipal Money Market Fund
     T. Rowe Price Summit Municipal Intermediate Fund
     T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.


          /s/   Henry H. Hopkins
          By:  _____________________________________
                Henry H. Hopkins, Vice President


          STATE STREET BANK AND TRUST COMPANY

          /s/   Ronald E. Logue
          By:  _____________________________________
                Ronald E. Logue, Vice Chairman

                                AMENDMENT NO. 5
                         TO CUSTODIAN CONTRACT BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
                            THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, and April 19, 2000 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 18, 2000, by adding thereto T. Rowe Price Developing Technologies Fund, Inc., T. Rowe Price Global Technology Fund, Inc., and T. Rowe Price U.S. Bond Index Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
     California Tax-Free Bond Fund
     California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
     T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
     T. Rowe Price Equity Index 500 Fund
     T. Rowe Price Extended Equity Market Index Fund
     T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund
     Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
     Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
     T. Rowe Price International Bond Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price New Asia Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Growth & Income Fund
     T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
     T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
     Reserve Investment Fund
     Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
     Spectrum Growth Fund
     Spectrum Income Fund
     Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
     Maryland Tax-Free Bond Fund
     Maryland Short-Term Tax-Free Bond Fund
     New York Tax-Free Bond Fund
     New York Tax-Free Money Fund
     New Jersey Tax-Free Bond Fund
     Virginia Tax-Free Bond Fund
     Virginia Short-Term Tax-Free Bond Fund
     Florida Intermediate Tax-Free Fund
     Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
    T. Rowe Price Tax-Efficient Balanced Fund
    T. Rowe Price Tax-Efficient Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
     U.S. Treasury Intermediate Fund
     U.S. Treasury Long-Term Fund
     U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
     T. Rowe Price Summit Cash Reserves Fund
     T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
     T. Rowe Price Summit Municipal Money Market Fund
     T. Rowe Price Summit Municipal Intermediate Fund
     T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.


          /s/   Henry H. Hopkins
          By:  _____________________________________
                Henry H. Hopkins, Vice President


          STATE STREET BANK AND TRUST COMPANY

          /s/   Ronald E. Logue
          By:  _____________________________________
                         Ronald E. Logue, Vice Chairman

                                AMENDMENT NO. 6
                         TO CUSTODIAN CONTRACT BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
                            THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000 and July 18, 2000 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 25, 2000, by adding thereto T. Rowe Price International Index Fund, Inc., on behalf of T. Rowe Price International Equity Index Fund; T. Rowe Price Tax-Efficient Funds, Inc., on behalf of T. Rowe Price Tax-Efficient Multi-Cap Growth Fund; and T. Rowe Price Equity Series, Inc., on behalf of T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Index 500 Portfolio, and T. Rowe Price Health Sciences Portfolio.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
     California Tax-Free Bond Fund
     California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
     T. Rowe Price Blue Chip Growth Portfolio
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Equity Index 500 Portfolio
     T. Rowe Price Health Sciences Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
     T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
     T. Rowe Price Equity Index 500 Fund
     T. Rowe Price Extended Equity Market Index Fund
     T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund
     Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
     Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
     T. Rowe Price International Bond Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price New Asia Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Growth & Income Fund
     T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
     T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
     T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
     Reserve Investment Fund
     Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
     Spectrum Growth Fund
     Spectrum Income Fund
     Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
     Maryland Tax-Free Bond Fund
     Maryland Short-Term Tax-Free Bond Fund
     New York Tax-Free Bond Fund
     New York Tax-Free Money Fund
     New Jersey Tax-Free Bond Fund
     Virginia Tax-Free Bond Fund
     Virginia Short-Term Tax-Free Bond Fund
     Florida Intermediate Tax-Free Fund
     Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
    T. Rowe Price Tax-Efficient Balanced Fund
    T. Rowe Price Tax-Efficient Growth Fund
    T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
     U.S. Treasury Intermediate Fund
     U.S. Treasury Long-Term Fund
     U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
     T. Rowe Price Summit Cash Reserves Fund
     T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
     T. Rowe Price Summit Municipal Money Market Fund
     T. Rowe Price Summit Municipal Intermediate Fund
     T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.


          /s/   Henry H. Hopkins

          By:  _____________________________________
                Henry H. Hopkins, Vice President


          STATE STREET BANK AND TRUST COMPANY

          /s/   Ronald E. Logue

          By:  _____________________________________
                Ronald E. Logue, Vice Chairman

                                AMENDMENT NO. 7
                         TO CUSTODIAN CONTRACT BETWEEN
                    STATE STREET BANK AND TRUST COMPANY AND
                            THE T. ROWE PRICE FUNDS

The Custodian Contract of January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, and October 25, 2000
between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 7, 2001, by adding thereto T. Rowe Price State Tax-Free Income Trust, on behalf of Maryland Tax-Free Money Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
     California Tax-Free Bond Fund
     California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
     T. Rowe Price Blue Chip Growth Portfolio
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Equity Index 500 Portfolio
     T. Rowe Price Health Sciences Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
     T. Rowe Price Limited-Term Bond Portfolio
     T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
     T. Rowe Price Equity Index 500 Fund
     T. Rowe Price Extended Equity Market Index Fund
     T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund
     Institutional Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
     Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
     T. Rowe Price International Bond Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price New Asia Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Growth & Income Fund
     T. Rowe Price Emerging Europe & Mediterranean Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
     T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
     T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
     Reserve Investment Fund
     Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
     Spectrum Growth Fund
     Spectrum Income Fund
     Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
     Maryland Tax-Free Money Fund
     Maryland Tax-Free Bond Fund
     Maryland Short-Term Tax-Free Bond Fund
     New York Tax-Free Bond Fund
     New York Tax-Free Money Fund
     New Jersey Tax-Free Bond Fund
     Virginia Tax-Free Bond Fund
     Virginia Short-Term Tax-Free Bond Fund
     Florida Intermediate Tax-Free Fund
     Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
    T. Rowe Price Tax-Efficient Balanced Fund
    T. Rowe Price Tax-Efficient Growth Fund
    T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
     U.S. Treasury Intermediate Fund
     U.S. Treasury Long-Term Fund
     U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
     T. Rowe Price Summit Cash Reserves Fund
     T. Rowe Price Summit Limited-Term Bond Fund
     T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
     T. Rowe Price Summit Municipal Money Market Fund
     T. Rowe Price Summit Municipal Intermediate Fund
     T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.


          /s/   Henry H. Hopkins

          By:  _____________________________________
                Henry H. Hopkins, Vice President


          STATE STREET BANK AND TRUST COMPANY

          /s/   Ronald E. Logue

          By:  _____________________________________
                Ronald E. Logue, Vice Chairman









                             GLOBAL CUSTODY AGREEMENT



   This AGREEMENT is effective January 3, 1994, and is between THE CHASE MANHATTAN BANK, N.A. (the "Bank") and EACH OF THE ENTITIES LISTED ON SCHEDULE A HERETO, Individually and Separately (each individually, the "Customer").


1. CUSTOMER ACCOUNTS.

   The Bank agrees to establish and maintain the following accounts
    ("Accounts"):

   (a)
      A custody account in the name of the Customer ("Custody Account") for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by the Bank or its Subcustodian (as defined in Section 3) for the account of the Customer ("Securities"); and

   (b)
      A deposit account in the name of the Customer ("Deposit Account") for any and all cash in any currency received by the Bank or its Subcustodian for the account of the Customer, which cash shall not be subject to withdrawal by draft or check.

   The Customer warrants its authority to: 1) deposit the cash and Securities ("Assets") received in the Accounts and 2) give Instructions (as defined in
Section 11) concerning the Accounts. The Bank may deliver securities of the same class in place of those deposited in the Custody Account.

   Upon written agreement between the Bank and the Customer, additional Accounts may be established and separately accounted for as additional Accounts under the terms of this Agreement.


2. MAINTENANCE OF SECURITIES AND CASH AT BANK AND SUBCUSTODIAN LOCATIONS.

   Unless Instructions specifically require another location acceptable to the
Bank:

   (a)
      Securities will be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired; and

   (b)
      Cash will be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

   Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and the Bank can comply with such Instructions, the Bank is authorized to maintain cash balances on deposit for the Customer with itself or one of its affiliates at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as the Customer may direct, if acceptable to the Bank.

   If the Customer wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by the Bank and the Customer.


3. SUBCUSTODIANS AND SECURITIES DEPOSITORIES.

   The Bank may act under this Agreement through the subcustodians listed in Schedule B of this Agreement with which the Bank has entered into subcustodial agreements ("Subcustodians"). The Customer authorizes the Bank to hold Assets in the Accounts in accounts which the Bank has established with one or more of its branches or Subcustodians. The Bank and Subcustodians are authorized to hold any of the Securities in their account with any securities depository in which they participate.

   The Bank reserves the right to add new, replace or remove Subcustodians. The Customer will be given reasonable notice by the Bank of any amendment to Schedule B. Upon request by the Customer, the Bank will identify the name, address and principal place of business of any Subcustodian of the Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.


4. USE OF SUBCUSTODIAN.

   (a) The Bank will identify such Assets on its books as belonging to the Customer.

   (b) A Subcustodian will hold such Assets together with assets belonging to other customers of the Bank in accounts identified on such Subcustodian's books as special custody accounts for the exclusive benefit of customers of the Bank.

   (c) Any Assets in the Accounts held by a Subcustodian will be subject only to the instructions of the Bank or its agent. Any Securities held in a securities depository for the account of a Subcustodian will be subject only to the instructions of such Subcustodian.

   (d) Any agreement the Bank enters into with a Subcustodian for holding its customer's assets shall provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except for a claim for payment for safe custody or administration, and that the beneficial ownership of such assets will be freely transferable without the payment of money or value other than for safe custody or administration.

      The foregoing shall not apply to the extent of any special agreement or arrangement made by the Customer with any particular Subcustodian.


5. DEPOSIT ACCOUNT TRANSACTIONS.

   (a) The Bank or its Subcustodians will make payments from the Deposit Account upon receipt of Instructions which include all information required by the Bank.

   (b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, the Bank, in its discretion, may advance the Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by the Bank on similar loans.

   (c) If the Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, the Customer will promptly return any such amount upon oral or written notification:
      (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If the Customer does not promptly return any amount upon such notification, the Bank shall be entitled, upon oral or written notification to the Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. The Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for the Customer upon Instructions after consultation with the Customer.


6. CUSTODY ACCOUNT TRANSACTIONS.

   (a) Securities will be transferred, exchanged or delivered by the Bank or its Subcustodian upon receipt by the Bank of Instructions which include all information required by the Bank. Settlement and payment for Securities received for, and delivery of Securities out of, the Custody Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Securities to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery.
       Delivery of Securities out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to the Bank.

   (b) The Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Securities with respect to any sale, exchange or purchase of Securities. Otherwise, such transactions will be credited or debited to the Accounts on the date cash or Securities are actually received by the Bank and reconciled to the Account.

      (i) The Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by the Bank in its discretion, after the contractual settlement date for the related transaction.

      (ii)
         If any Securities delivered pursuant to this Section 6 are returned by the recipient thereof, the Bank may reverse the credits and debits of the particular transaction at any time.


7. ACTIONS OF THE BANK.

   The Bank shall follow Instructions received regarding assets held in the Accounts. However, until it receives Instructions to the contrary, the Bank will:

   (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that the Bank or Subcustodian is actually aware of such opportunities.

   (b) Execute in the name of the Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

   (c) Exchange interim receipts or temporary Securities for definitive Securities.

   (d) Appoint brokers and agents for any transaction involving the Securities, including, without limitation, affiliates of the Bank or any Subcustodian.

   (e) Issue statements to the Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

   The Bank will send the Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless the Customer sends the Bank a written exception or objection to any Bank statement within ninety (90) days of receipt, the Customer shall be deemed to have approved such statement. The Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom as though it had been settled by the decree of a court of competent jurisdiction in an action where the Customer and all persons having or claiming an interest in the Customer or the Customer's Accounts were parties if: (a) the Customer has failed to provide a written exception or objection to any Bank statement within ninety (90) days of receipt and where the Customer's failure to so provide a written exception or objection within such ninety (90) day period has limited the Bank's (i) access to the records, materials and other information required to investigate the Customer's exception or objection, and (ii) ability to recover from third parties any amounts for which the Bank may become liable in connection with such exception or objection, or (b) where the Customer has otherwise explicitly approved any such statement.

   All collections of funds or other property paid or distributed in respect of Securities in the Custody Account shall be made at the risk of the Customer.
 The Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Custody Account in respect of which the Bank has agreed to take any action under this Agreement.


8. CORPORATE ACTIONS; PROXIES.

   Whenever the Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), the Bank will give the Customer notice of such Corporate Actions to the extent that the Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

   When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Bank will endeavor to obtain Instructions from the Customer or its Authorized Person, but if Instructions are not received in time for the Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.

   The Bank will deliver proxies to the Customer or its designated agent pursuant to special arrangements which may have been agreed to in writing. Such proxies shall be executed in the appropriate nominee name relating to Securities in the Custody Account registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer Securities are involved, proxies will be delivered in accordance with Instructions.


9. NOMINEES.

   Securities which are ordinarily held in registered form may be registered in a nominee name of the Bank, Subcustodian or securities depository, as the case may be. The Bank may without notice to the Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of the Customer. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, the Bank may allot the called portion to the respective beneficial holders of such class of security pro rata or in any other manner that is fair, equitable and practicable. The Customer agrees to hold the Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Securities in the Custody Account.


10. AUTHORIZED PERSONS.

   As used in this Agreement, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from the Customer or its designated agent to act on behalf of the Customer under this Agreement. Such persons shall continue to be Authorized Persons until such time as the Bank receives Instructions from the Customer or its designated agent that any such employee or agent is no longer an Authorized Person.


11. INSTRUCTIONS.

   The term "Instructions" means instructions of any Authorized Person received by the Bank, via telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to the Bank which the Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Bank may specify.
 Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded.

   Any Instructions delivered to the Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but the Customer will hold the Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or the Bank's failure to produce such confirmation at any subsequent time. The Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. The Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which the Bank shall make available to the Customer or its Authorized Persons.


12. STANDARD OF CARE; LIABILITIES.

   (a) The Bank shall be responsible for the performance of only such duties as are set forth in this Agreement or expressly contained in Instructions which are consistent with the provisions of this Agreement.
       Notwithstanding anything to the contrary in this Agreement:

      (i) The Bank will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Assets. The Bank shall be liable to the Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that the Bank would be liable to the Customer if the Bank were holding such Assets in New York. In the event of any loss to the Customer by reason of the failure of the Bank or its Subcustodian to utilize reasonable care, the Bank shall be liable to the Customer only to the extent of the Customer's direct damages, and shall in no event be liable for any special or consequential damages.

      (ii)
         The Bank will not be responsible for any act, omission, default or for the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith or for any loss due to the negligent act of such broker or agent except to the extent that such broker or agent (other than a Subcustodian) performs in a negligent manner which is the cause of the loss to the Customer and the Bank failed to exercise reasonable care in monitoring such broker's or agent's performance where Customer has requested and Bank has agreed to accept such monitoring responsibility.

      (iii)
         The Bank shall be indemnified by, and without liability to the Customer for any action taken or omitted by the Bank whether pursuant to Instructions or otherwise within the scope of this Agreement if such act or omission was in good faith, without negligence. In performing its obligations under this Agreement, the Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

      (iv)The Customer agrees to pay for and hold the Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts, except to the extent that the Bank has failed to exercise reasonable care in performing any obligations which the Bank may have agreed to assume (in addition to those stated in this Agreement) with respect to taxes and such failure by the Bank is the direct cause of such imposition or assessment of such taxes, charges or expenses.

      (v) The Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Customer) on all legal matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice; provided, that the Bank gives (to the extent practicable) prior notice to Customer of Bank's intention to so seek advice of counsel and an opportunity for consultation with Customer on the proposed contact with counsel.

      (vi)
         The Bank represents and warrants that it currently maintain a banker's blanket bond which provides standard fidelity and non-negligent loss coverage with respect to the Securities and Cash which may be held by Subcustodians pursuant to this Agreement. The Bank agrees that if at any time it for any reason discontinues such coverage, it shall immediately give sixty (60) days' prior written notice to the Customer.
          The Bank need not maintain any insurance for the benefit of the Customer.

      (vii)
         Without limiting the foregoing, the Bank shall not be liable for any loss which results from: (1) the general risk of investing, or (2) investing or holding Assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets.

      (viii)
         Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

   (b) Consistent with and without limiting the first paragraph of this Section 12, it is specifically acknowledged that the Bank shall have no duty or responsibility to:

      (i) question Instructions or make any suggestions to the Customer or an Authorized Person regarding such Instructions;

      (ii)
         supervise or make recommendations with respect to investments or the retention of Securities;

      (iii)
         advise the Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as provided in Section 5(c) of this Agreement;

      (iv)
         evaluate or report to the Customer or an Authorized Person regarding the financial condition of any broker, agent (other than a Subcustodian) or other party to which Securities are delivered or payments are made pursuant to this Agreement;

      (v) review or reconcile trade confirmations received from brokers. The Customer or its Authorized Persons (as defined in Section 10) issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by the Bank.

   (c) The Customer authorizes the Bank to act under this Agreement notwithstanding that the Bank or any of its divisions or affiliates may have a material interest in a transaction, or circumstances are such that the Bank may have a potential conflict of duty or interest including the fact that the Bank or any of its affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Securities, act as a lender to the issuer of Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of Securities, or earn profits from any of the activities listed herein.


13. FEES AND EXPENSES.

   The Customer agrees to pay the Bank for its services under this Agreement such amount as may be agreed upon in writing, together with the Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, reasonable legal fees. The Bank shall have a lien on and is authorized to charge any Accounts of the Customer for any amount owing to the Bank under any provision of this Agreement upon notice to the Customer.


14. MISCELLANEOUS.

   (a) Foreign Exchange Transactions. Pursuant to Instructions, which may be
       ------------------------------
      standing Instructions, to facilitate the administration of the Customer's trading and investment activity, the Bank is authorized to enter into spot or forward foreign exchange contracts with the Customer or an Authorized Person for the Customer and may also provide foreign exchange through its subsidiaries or Subcustodians. The Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Bank, its subsidiaries, affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of the Bank, its subsidiary, affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

   (b) Certification of Residency, etc. The Customer certifies that it is a
       --------------------------------
      resident of the United States and agrees to notify the Bank of any changes in residency. The Bank may rely upon this certification or the certification of such other facts as may be required to administer the Bank's obligations under this Agreement. The Customer will indemnify the Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

   (c) Access to Records. The Bank shall allow the Customer's independent public
       ------------------
      accountants, officers and advisers reasonable access to the records of the Bank relating to the Assets as is required in connection with their examination of books and records pertaining to the Customer's affairs. Subject to restrictions under applicable law, the Bank shall also obtain an undertaking to permit the Customer's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of the Customer's books and records.

   (d) Governing Law; Successors and Assigns. This Agreement shall be governed
       --------------------------------------
      by the laws of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Bank.

   (e) Entire Agreement; Applicable Riders. Customer represents that the Assets
       ------------------------------------
      deposited in the Accounts are (Check one):

        X <F1>  Employee Benefit Plan or other assets subject to the Employee
       -- ----
      Retirement Income Security Act of 1974, as amended ("ERISA");

        X /2/  Mutual Fund assets subject to certain Securities and Exchange
       --
      Commission ("SEC") rules and regulations;

         X /3/  Neither of the above.
        --

      With respect to each Customer, this Agreement consists exclusively of this document together with Schedules A, B, Exhibits I - _______ and the following Rider(s) to the extent indicated on Schedule A hereto opposite the name of the Customer under the column headed "Applicable Riders to Agreement":

        X   ERISA
        - -

        X   MUTUAL FUND
        - -

            SPECIAL TERMS AND CONDITIONS
        ---

   There are no other provisions of this Agreement and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment to this Agreement must be in writing, executed by both parties.

   (f) Severability.  In the event that one or more provisions of this Agreement
       -------------
      are held invalid, illegal or enforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

   (g) Waiver.  Except as otherwise provided in this Agreement, no failure or
       -------
      delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

   (h) Notices. All notices under this Agreement shall be effective when
       --------
      actually received. Any notices or other


 -------------------------
<F1>
     With respect to each Customer listed on Schedule A hereto under the heading "ERISA Trusts."

     2.
     With respect to each Customer listed on Schedule A hereto under the heading "Investment Companies/Portfolios Registered Under the Investment Company Act of 1940."

     3.
     With respect to certain of the Customers listed on Schedule A hereto under the heading "Separate Accounts" as indicated on Schedule A.

   (h) Notices. All notices under this Agreement shall be effective when
       --------
      actually received. Any notices or other

                              EACH OF THE CUSTOMERS, INDIVIDUALLY AND SEPARATELY LISTED ON SECTION III OF SCHEDULE A HERETO

                                 By:

                              /s/Alvin M. Younger


                              Alvin M. Younger


                              Treasurer


                                 THE CHASE MANHATTAN BANK, N.A.

                                 By:
                              /s/Alan Naughton


                              Alan Naughton


                              Vice President

                                                                      Schedule A
                                                                     Page 1 of 2


                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1994


                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   ------------

   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small Cap Value Fund, Inc.
   CUNA Mutual Funds, Inc. on behalf of:
      CUNA Mutual Cornerstone Fund

                                                                      Schedule A
                                                                     Page 2 of 2

                                           APPLICABLE RIDERS TO
   CUSTOMER                                GLOBAL CUSTODY AGREEMENT
   --------                                ------------------------

   Income Funds
   ------------

   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried

      Common Trust Funds
      ------ ----- -----

      T. Rowe Price Trust Company, as Trustee
      for the International Common Trust Fund
      on behalf of the Underlying Trusts:
        Foreign Discovery Trust
        Foreign Discovery Trust-Augment
        Pacific Discovery Trust
        European Discovery Trust
        Japan Discovery Trust
        Latin American Discovery Trust

      New York City International Common Trust Fund

III. OTHER                                  No Riders are applicable
                                            to the Customer listed
     RPFI International Partners, L.P.      under Section III of
                                            this Schedule A.

                    ERISA RIDER TO GLOBAL CUSTODY AGREEMENT
                   BETWEEN THE CHASE MANHATTAN BANK, N.A. AND
                EACH OF THE ENTITIES LISTED ON SCHEDULE A HERETO
                           EFFECTIVE  JANUARY 3, 1994


   Customer represents that the Assets being placed in the Bank's custody are subject to ERISA. It is understood that in connection therewith the Bank is a service provider and not a fiduciary of the plan and trust to which the assets are related. The Bank shall not be considered a party to the underlying plan and trust and the Customer hereby assumes all responsibility to assure that Instructions issued under this Agreement are in compliance with such plan and trust and ERISA.

   This Agreement will be interpreted as being in compliance with the Department of Labor Regulations Section 2550.404b-1 concerning the maintenance of indicia of ownership of plan assets outside of the jurisdiction of the district courts of the United States.

   The following modifications are made to the Agreement:

   Section 3.  Subcustodians and Securities Depositories.
               ------------------------------------------

   Add the following language to the end of Section 3:

   As used in this Agreement, the term Subcustodian and the term securities depositories include a branch of the Bank, a branch of a qualified U.S. bank, an eligible foreign custodian, or an eligible foreign securities depository, where such terms shall mean:

   (a) "qualified U.S. bank" shall mean a U.S. bank as described in paragraph
      (a)(2)(ii)(A)(1) of the Department of Labor Regulations Section
      2550.404b-1;

   (b) "eligible foreign custodian" shall mean a banking institution incorporated or organized under the laws of a country other than the United States which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over banks; and

   (c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which is supervised or regulated by that country's government or an agency thereof or other regulatory authority in the foreign jurisdiction having authority over such depositories or clearing agencies and which is described in paragraph
      (c)(2) of the Department of Labor Regulations Section 2550.404b-1.

   Section 4.  Use of Subcustodian.
               --------------------

   Subsection (d) of this section is modified by deleting the last sentence.

   Section 5.  Deposit Account Payments.
               -------------------------

   Subsection (b) is amended to read as follows:

   (b) In the event that any payment made under this Section 5 exceeds the funds available in the Deposit Account, such discretionary advance shall be deemed a service provided by the Bank under this Agreement for which it is entitled to recover its costs as may be determined by the Bank in good faith.

   Section 10.  Authorized Persons.
                ------------------

   Add the following paragraph at the end of Section 10:

   Customer represents that: a) Instructions will only be issued by or for a fiduciary pursuant to Department of Labor Regulation Section 404b-1 (a)(2)(i) and b) if Instructions are to be issued by an investment manager, such entity will meet the requirements of Section 3(38) of ERISA and will have been designated by the Customer to manage assets held in the Customer Accounts ("Investment Manager"). An Investment Manager may designate certain of its employees to act as Authorized Persons under this Agreement.

   Section 14(a).  Foreign Exchange Transactions.
                   ------------------------------

   Add the following paragraph at the end of Subsection 14(a):

   Instructions to execute foreign exchange transactions with the Bank, its subsidiaries, affiliates or Subcustodians will include (1) the time period in which the transaction must be completed; (2) the location i.e., Chase New York,
                                                          ----
Chase London, etc. or the Subcustodian with whom the contract is to be executed and (3) such additional information and guidelines as may be deemed necessary; and, if the Instruction is a standing Instruction, a provision allowing such Instruction to be overridden by specific contrary Instructions.

                 MUTUAL FUND RIDER TO GLOBAL CUSTODY AGREEMENT
                   BETWEEN THE CHASE MANHATTAN BANK, N.A. AND
                EACH OF THE ENTITIES LISTED ON SCHEDULE A HERETO
                           EFFECTIVE JANUARY 3, 1994


   Customer represents that the Assets being placed in the Bank's custody are subject to the Investment Company Act of 1940 (the Act), as the same may be amended from time to time.

   Except to the extent that the Bank has specifically agreed to comply with a condition of a rule, regulation, interpretation promulgated by or under the authority of the SEC or the Exemptive Order applicable to accounts of this nature issued to the Bank (Investment Company Act of 1940, Release No. 12053, November 20, 1981), as amended, or unless the Bank has otherwise specifically agreed, the Customer shall be solely responsible to assure that the maintenance of Assets under this Agreement complies with such rules, regulations, interpretations or exemptive order promulgated by or under the authority of the Securities Exchange Commission.

   The following modifications are made to the Agreement:

   Section 3.  Subcustodians and Securities Depositories.
               ------------------------------------------

   Add the following language to the end of Section 3:

   The terms Subcustodian and securities depositories as used in this Agreement shall mean a branch of a qualified U.S. bank, an eligible foreign custodian or an eligible foreign securities depository, which are further defined as follows:

   (a) "qualified U.S. Bank" shall mean a qualified U.S. bank as defined in Rule 17f-5 under the Investment Company Act of 1940;

   (b) "eligible foreign custodian" shall mean (i) a banking institution or trust company incorporated or organized under the laws of a country other than the United States that is regulated as such by that country's government or an agency thereof and that has shareholders' equity in excess of $200 million in U.S. currency (or a foreign currency equivalent thereof), (ii) a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States and that has shareholders' equity in excess of $100 million in U.S. currency (or a foreign currency equivalent thereof)(iii) a banking institution or trust company incorporated or organized under the laws of a country other than the United States or a majority owned direct or indirect subsidiary of a qualified U.S. bank or bank holding company that is incorporated or organized under the laws of a country other than the United States which has such other qualifications as shall be specified in Instructions and approved by the Bank; or (iv) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC; and

   (c) "eligible foreign securities depository" shall mean a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which operates (i) the central system for handling securities or equivalent book-entries in that country, or (ii) a transnational system for the central handling of securities or equivalent book-entries.

   The Customer represents that its Board of Directors has approved each of the Subcustodians listed in Schedule B to this Agreement and the terms of the subcustody agreements between the Bank and each Subcustodian, which are attached
as Exhibits I through     of Schedule B, and further represents that its Board
                      ----
has determined that the use of each Subcustodian and the terms of each subcustody agreement are consistent with the best interests of the Fund(s) and its (their) shareholders. The Bank will supply the Customer with any amendment to Schedule B for approval. As requested by the Bank, the Customer will supply the Bank with certified copies of its Board of Directors resolution(s) with respect to the foregoing prior to placing Assets with any Subcustodian so approved.

   Section 11.  Instructions.
                -------------

   Add the following language to the end of Section 11:

   Deposit Account Payments and Custody Account Transactions made pursuant to
Section 5 and 6 of this Agreement may be made only for the purposes listed below. Instructions must specify the purpose for which any transaction is to be made and Customer shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Customer by law or as may be set forth in its prospectus.

   (a) In connection with the purchase or sale of Securities at prices as confirmed by Instructions;

   (b) When Securities are called, redeemed or retired, or otherwise become payable;

   (c) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment;

   (d) Upon conversion of Securities pursuant to their terms into other securities;

   (e) Upon exercise of subscription, purchase or other similar rights represented by Securities;

   (f) For the payment of interest, taxes, management or supervisory fees, distributions or operating expenses;

   (g) In connection with any borrowings by the Customer requiring a pledge of Securities, but only against receipt of amounts borrowed;

   (h) In connection with any loans, but only against receipt of adequate collateral as specified in Instructions which shall reflect any restrictions applicable to the Customer;

   (i) For the purpose of redeeming shares of the capital stock of the Customer and the delivery to, or the crediting to the account of, the Bank, its Subcustodian or the Customer's transfer agent, such shares to be purchased or redeemed;

   (j) For the purpose of redeeming in kind shares of the Customer against delivery to the Bank, its Subcustodian or the Customer's transfer agent of such shares to be so redeemed;

   (k) For delivery in accordance with the provisions of any agreement among the Customer, the Bank and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Customer;

   (l) For release of Securities to designated brokers under covered call options, provided, however, that such Securities shall be released only upon payment to the Bank of monies for the premium due and a receipt for the Securities which are to be held in escrow. Upon exercise of the option, or at expiration, the Bank will receive from brokers the Securities previously deposited. The Bank will act strictly in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper request for such return;

   (m) For spot or forward foreign exchange transactions to facilitate security trading, receipt of income from Securities or related transactions;

   (n) For other proper purposes as may be specified in Instructions issued by an officer of the Customer which shall include a statement of the purpose for which the delivery or payment is to be made, the amount of the payment or specific Securities to be delivered, the name of the person or persons to whom delivery or payment is to be made, and a certification that the purpose is a proper purpose under the instruments governing the Customer; and

   o) Upon the termination of this Agreement as set forth in Section 14(i).

   Section 12.  Standard of Care; Liabilities.
                ------------------------------

   Add the following subsection (c) to Section 12:

   (c) The Bank hereby warrants to the Customer that in its opinion, after due inquiry, the established procedures to be followed by each of its branches, each branch of a qualified U.S. bank, each eligible foreign custodian and each eligible foreign securities depository holding the Customer's Securities pursuant to this Agreement afford protection for such Securities at least equal to that afforded by the Bank's established procedures with respect to similar securities held by the Bank and its securities depositories in New York.

   Section 14.  Access to Records.
                ------------------

   Add the following language to the end of Section 14(c):

   Upon reasonable request from the Customer, the Bank shall furnish the Customer such reports (or portions thereof) of the Bank's system of internal accounting controls applicable to the Bank's duties under this Agreement. The Bank shall endeavor to obtain and furnish the Customer with such similar reports as it may reasonably request with respect to each Subcustodian and securities depository holding the Customer's assets.



                              GLOBAL CUSTODY AGREEMENT



                              WITH
                                   -----------------------------------



                              DATE
                                   -----------------------------------

                       SPECIAL TERMS AND CONDITIONS RIDER
                       ----------------------------------
   January, 1994

B



                           SUB-CUSTODIANS EMPLOYED BY
                           --------------------------
             THE CHASE MANHATTAN BANK, N.A. LONDON, GLOBAL CUSTODY
             -----------------------------------------------------


COUNTRY      SUB-CUSTODIAN                CORRESPONDENT BANK

ARGENTINA    The Chase Manhattan Bank,    The Chase Manhattan
             N.A., Main Branch            Bank, N.A.
             25 De Mayo 130/140           Buenos Aires
             Buenos Aires
             ARGENTINA

AUSTRALIA    The Chase Manhattan Bank,    The Chase Manhattan Bank
             Australia Limited            Australia Limited Sydney
             36th Floor
             World Trade Centre
             Jamison Street
             Sydney
             New South Wales 2000
             AUSTRALIA


AUSTRIA      Creditanstalt - Bankvereln   Credit Lyonnais Vienna
             Schottengasse 6
             A - 1011, Vienna
             AUSTRIA

BANGLADESH    Standard Chartered Bank     Standard Chartered Bank
             18-20 Motijheel C.A.        Dhaka
             Box 536,
             Dhaka-1000
             BANGLADESH

BELGIUM       Generale Bank               Credit Lyonnais Bank
             3 Montagne Du Parc          Brussels
             1000 Bruxelles
             BELGIUM

BOTSWANA     Standard Chartered Bank      Standard Chartered Bank
             Botswana Ltd.                Botswana Ltd.
             4th Floor Commerce House    Gabarone
             The Mall
             Gaborone
             BOTSWANA

BRAZIL       Banco Chase Manhattan, S.A.  Banco Chase Manhattan
             Chase Manhattan Center       S.A., Sao Paolo

             Rua Verbo Divino, 1400
             Sao Paulo, SP 04719-002
             BRAZIL

CANADA       The Royal Bank of Canada     Toronto Dominion Bank
             Royal Bank Plaza            Toronto
             Toronto
             Ontario  M5J 2J5
             CANADA


             Canada Trust                 Toronto Dominion Bank
             Canada Trust Tower          Toronto
             BCE Place
             161 Bay at Front
             Toronto
             Ontario M5J 2T2
             CANADA

CHILE        The Chase Manhattan Bank,    The Chase Manhattan
             N.A., Agustinas 1235         Bank, N.A., Santiago
             Casilla 9192
             Santiago
             CHILE

COLOMBIA     Cititrust Colombia S.A.      Cititrust Colombia S.A.
              Sociedad Fiduciaria        Sociedad Fiduciaria
             Av. Jimenez No 8-89          Santafe de Bogota
             Santafe de Bogota, DC
             COLOMBIA

CZECH        Ceskoslovenska Obchodni     Ceskoslovenska
REPUBLIC     Banka, A.S.; Na Prikoope 14  Obchodni Banka, A.S.
             115 20 Praha 1              Praha
             CZECH REPUBLIC

DENMARK       Den Danske Bank             Den Danske Bak
             2 Holmens Kanala DK 1091    Copenhagen
             Copenhagen
             DENMARK

EUROBONDS     Cedel S.A.                  A/c No. 17817
             67 Blvd Grande Duchesse      ECU:Lloyds Bank PLC
             Charlotte LUXEMBOURG         International Banking
                                         Dividion
             A/c Chase Manhattan Bank,   London
             N.A. London                  For all other
                                          currencies: see
                                          relevant country

EURO CDS      First Chicago Clearing Centre ECU:Lloyds Bank PLC
             27 Leadenhall Street         Banking Division London
             London EC3A 1AA              For all other
             UK                           currencies: see
                                          relevant country

FINLAND      Kansallis-Osake-Pankki      Kanasallis-Osake-Pankki
             Aleksanterinkatu 42
             00100 Helsinki 10
             FINLAND

FRANCE        Banque Paribas              Societe Generale Paris
             Ref 256
             BP 141
             3, Rue D'Antin
             75078 Paris
             Cedex 02
             FRANCE

GERMANY       Chase Bank A.G.             Chase Bank A.G.
             Alexanderstrasse 59         Frankfurt
             Postfach 90 01 09
             60441 Frankfurt/Main
             GERMANY

GREECE        National Bank of Greece S.A. National Bank of Greece
             38 Stadiou Street            S.A. Athens
             Athens                       A/c Chase Manhattan
             GREECE                       Bank, N.A., London
                                         A/c No. 040/7/921578-68

HONG KONG     The Chase Manhattan Bank,NA The Chase Manhattan
             40/F One Exchange Square     Bank, N.A., Hong Kong
             8, Connaught Place
             Central, Hong Kong
             HONG KONG

HUNGARY       Citibank Budapest Rt.       Citibank Budapest Rt.
             Vaci Utca 19-21             Budapest
             1052 Budapest V
             HUNGARY

INDIA         The Hongkong and Shanghai   The Hongkong and
             Banking Corporation Limited  Shanghai Banking
             52/60 Mahatma Gandhi Road    Corporation Limited,
             Bombay 400 001              Bombay
             INDIA

INDONESIA    The Hongkong and Shanghai    The Chase Manhattan
             Banking Corporation Limited  Bank, N.A., Jakarta
             World Trade Center
             J1. Jend Sudirman Kav. 29-31
             Jakarta 10023
             INDONESIA

IRELAND       Bank of Ireland             Allied Irish Bank Dublin
             International Financial Services Centre
             1 Hargourmaster Place
             Dublin 1
             IRELAND

ISRAEL        Bank Leumi Le-Israel B.M.   Bank Leumi Le-Israel
             19 Herzi Street              B.M., Tel Aviv
             65136 Tel Aviv
             ISRAEL

ITALY         The Chase Manhattan Bank,   The Chase Manhattan
             N.A., Piazza Meda 1          Bank, N.A., Milan
             20121 Milan
             ITALY

JAPAN         The Chase Manhattan Bank,   The Chase Manhattan
             N.A.,1-3 Marunouchi 1-Chome  Bank, N.A., Tokyo
             Chiyoda-Ku
             Tokyo 100
             JAPAN

JORDAN        Arab Bank Limited           Arab Bank Limited
             P.O. Box 950544-5           Amman
             Amman
             Shmeisani
             JORDAN

LUXEMBOURG   Banque Generale du Luxembourg Banque Generale du
             S.A., 27 Avenue Monterey     Luxembourg S.A.
             LUXEMBOURG                  Luxembourg

MALAYSIA      The Chase Manhattan Bank,   The Chase Manhattan
             N.A., Pernas International   Bank, N.A., Kuala Lumpur
             Jalan Sultan Ismail
             50250, Kuala Lumpur
             MALAYSIA

MEXICO       The Chase Manhattan Bank,    No correspondent Bank
             N.A., Hamburgo 213, Piso 7  (Equities)
             06660 Mexico D.F.
             MEXICO

(Government  Banco Nacional de Mexico,    Banque Commerciale du
Bonds)       Avenida Juarez No.           Maroc
             104-11 Piso                 Casablanca
             06040 Mexico D.F.
             MEXICO

NETHERLANDS   ABN AMRO N.V.               Credit Lyonnais
             Securities Centre            Bank Nederland N.V.
             P.O. Box 3200               Rotterdam
             4800 De Breda
             NETHERLANDS

NEW ZEALAND  National Nominees Limited    National Bank of New Zealand
             Level 2 BNZ Tower           Wellington
             125 Queen Street
             Auckland
             NEW ZEALAND

NORWAY        Den Norske Bank             Den Norske Bank
             Kirkegaten 21               Oslo
             Oslo 1
             NORWAY

PAKISTAN      Citibank N.A.               Citibank N.A.
             State Life Building No.1    Karachi
             I.I. Chundrigar Road
             Karachi
             PAKISTAN


PERU         Citibank, N.A.               Citibank N.A. Lima
             Camino Real 457
             CC Torre Real - 5th Floor
             San Isidro, Lima 27
             PERU

PHILIPPINES   The Hongkong and Shanghai   The Hongkong and Shaghai
             Banking Corporation Limited  Banking Corporation
             Hong Kong Bank Centre 3/F    Limited, Manila
             San Miguel Avenue
             Ortigas Commercial Centre
             Pasig Metro Manila
             PHILIPPINES


POLAND        Bank Polska Kasa Opieki     Bank Potska Kasa Opieki
             S.A., 6/12 Nowy Swiat Str    S.A., Warsaw
             00-920 Warsaw

             POLAND

PORTUGAL     Banco Espirito Santo &       Banco Pinto &
             Comercial de Lisboa          Sotto Mayor
             Servico de Gestaode Titulos  Avenida Fontes
             R. Mouzinho da Silvelra,     Pereira de Melo
             36 r/c, 1200 Lisbon          1000 Lisbon
             PORTUGAL


SHANGHAI      The Hongkong and Shanghai   The Chase Manhattan
(CHINA)      Banking Corporation Limited  Bank, N.A.,Hong Kong
             Shanghai Branch
             Corporate Banking Centre
             Unit 504, 5/F Shanghai Centre
             1376 Hanjing Xi Lu
             Shanghai
             THE PEOPLE'S REPUBLIC OF CHINA

SCHENZHEN    The Hongkong and Shanghai    The Chase Manhattan
(CHINA)      Banking Corporation Limited  Bank, N.A., Hong Kong
             1st Floor
             Central Plaza Hotel
             No. 1 Chun Feng Lu
             Shenzhen
             THE PEOPLE'S REPUBLIC OF CHINA

SINGAPORE     The Chase Manhattan Bank,   The Chase Manhattan
             N.A.                         Bank, N.A.
             Shell Tower                 Singapore
             50 Raffles Place
             Singapore 0104
             SINGAPORE

SOUTH KOREA   The Hongkong & Shanghai     The Hongkong & Shanghai
             Banking Corporation Limited  Banking Corporation
             6/F Kyobo Building           Limited, Seoul
             #1 Chongro, 1-ka Chongro-Ku,
             Seoul
             SOUGH KOREA

SPAIN         The Chase Manhattan Bank,   Banco Zaragozano, S.A.
             N.A.,Calle Peonias 2        Madrid
             7th Floor
             La Piovera
             28042 Madrid
             SPAIN

URUGUAY      The First National Bank      The First National Bank
             of Boston                    of Boston
             Zabala 1463                 Montevideo
             Montevideo
             URUGUAY


U.S.A        The Chase Manhattan Bank,    The Chase Manhattan
             N.A.                         Bank, N.A.
             1 Chase Manhattan Plaza      New York
             New York
             NY 10081
             U.S.A.

VENEZUELA     Citibank N.A.               Citibank N.A.
             Carmelitas a Altagracia     Caracas
             Edificio Citibank
             Caracas 1010
             VENEZUELA

                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT, dated as of April 18, 1994 (the "AMENDMENT AGREEMENT") to the Global Custody Agreement, effective January 3, 1994 (the "CUSTODY AGREEMENT") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "CUSTOMER") and THE CHASE MANHATTAN BANK, N.A. (the "BANK"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment.  Section I of Schedule A of the Custody Agreement ("SCHEDULE
        ---------
A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement.  The Customer agrees to be bound in all respects by all the
        ---------
terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement.  Except as amended hereby, the Custody
        -------------------------
Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law.  This Amendment Agreement shall be construed in
        -------------
accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.


                           THE CHASE MANHATTAN BANK, N.A.


                           By:   /s/Alan P. Naughton
                                 Alan P. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY


                           By:   /s/Carmen F. Deyesu
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
                               LIST OF CUSTOMERS

T. Rowe Price International Series, Inc. on behalf of the
     T. Rowe Price International Stock Portfolio

T. Rowe Price Equity Series, Inc. on behalf of the
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price New America Growth Portfolio

T. Rowe Price New America Growth Fund, Inc.

T. Rowe Price Income Series, Inc. on behalf of
     T. Rowe Price Limited-Term Bond Portfolio

 Attachment B                                                         Schedule A
                                                                     Page 1 of 2
                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.
   Equity Funds
   ------------

   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   CUNA Mutual Funds, Inc. on behalf of:
      CUNA Mutual Cornerstone Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price New America Growth Portfolio
   T. Rowe Price New America Growth Fund, Inc.

 Attachment B                                                         Schedule A
                                                                     Page 2 of 2

                                            APPLICABLE RIDERS TO
   CUSTOMER                                GLOBAL CUSTODY
   --------                                --------------
                                             AGREEMENT
                                            ----------

   Income Funds
   ------------
   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan

   Common Trust Funds
   ------------------

   T. Rowe Price Trust Company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust
      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust
   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                            the Customer listed under
   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

                              AMENDMENT AGREEMENT




     AMENDMENT AGREEMENT, dated as of August 15, 1994 (the "AMENDMENT AGREEMENT") to the Global Custody Agreement, effective January 3, 1994, as amended (the "CUSTODY AGREEMENT") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "CUSTOMER") and THE CHASE MANHATTAN BANK, N.A. (the "BANK").
 Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment.  Section I of Schedule A of the Custody Agreement ("SCHEDULE
        ---------
A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement.  The Customer agrees to be bound in all respects by all the
        ---------
terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement.  Except as amended hereby, the Custody
        -------------------------
Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law.  This Amendment Agreement shall be construed in
        -------------
accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK, N.A.


                           By:   /s/Alan P. Naughton
                                 Alan P. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY


                           By:   /s/Carmen F. Deyesu
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A






                               LIST OF CUSTOMERS




T. Rowe Price Equity Series, Inc. on behalf of the
     T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price Personal Strategy Funds, Inc. on behalf of
     T. Rowe Price Personal Strategy Balanced Fund
     T. Rowe Price Personal Strategy Growth Fund
     T. Rowe Price Personal Strategy Income Fund

 Attachment B                                                         Schedule A
                                                                     Page 1 of 2


                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   ------------

   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   CUNA Mutual Funds, Inc. on behalf of:
      CUNA Mutual Cornerstone Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price New America Growth Fund, Inc.

 Attachment B                                                         Schedule A
                                                                     Page 2 of 3

                                            APPLICABLE RIDERS TO
   CUSTOMER                                GLOBAL CUSTODY
   --------                                --------------
                                             AGREEMENT
                                            ----------

   Income Funds
   ------------

   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan

   Common Trust Funds
   ------------------

   T. Rowe Price Trust company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:

      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust

      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust

   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                            the Customer listed under
   RPFI International                      Section III of this
     Partners, L.P.                         Schedule A.

                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT, dated as of November 28, 1994 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank").
 Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add each Customer listed in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.
                           THE CHASE MANHATTAN BANK, N.A.
                                /s/Alan P. Naughton
                           By   :_________________________________
                                       Alan P. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY
                                 /s/Carmen F. Deyesu
                           By:   _________________________________
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
                               LIST OF CUSTOMERS

T. Rowe Price Value Fund, Inc.
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

   Attachment B                                                       Schedule A
                                                                     Page 1 of 2

                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   CUNA Mutual Funds, Inc. on behalf of:
      CUNA Mutual Cornerstone Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price New America Growth Fund, Inc.
   T. Rowe Price Value Fund, Inc.

 Attachment B                                                         Schedule A
                                                                     Page 2 of 2

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

Income Funds
   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
      T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan
   Common Trust Funds
   T. Rowe Price Trust company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust
      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust

   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                           the Customer listed under
   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT, dated as of May 31, 1995 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK, N.A.

                                /s/Alan P. Naughton
                           By:  _________________________________
                                       Alan P. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY

                                 /s/Carmen F. Deyesu
                           By:   _________________________________
                                Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
                               LIST OF CUSTOMERS
Add the following Fund:
T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Emerging Markets Stock Fund
Delete the following Fund:
CUNA Mutual Funds, Inc. on behalf of:
  CUNA Mutual Cornerstone Fund

  Attachment B                                                        Schedule A
                                                                     Page 1 of 2

                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
      T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price New America Growth Portfolio

      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price New America Growth Fund, Inc.
   T. Rowe Price Value Fund, Inc.

  Attachment B                                                        Schedule A
                                                                     Page 2 of 2
Income Funds
   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
      T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan
   Common Trust Funds
   T. Rowe Price Trust company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust
      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust

   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                            the Customer listed under

   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT, dated as of November 1, 1995 (the "Amendment Agreement") to the Global Custody Agreement, effective January 3, 1994, as amended (the "Custody Agreement") by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and THE CHASE MANHATTAN BANK, N.A. (the "Bank").
 Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK, N.A.

                                /s/Alan R. Naughton
                           By:  _________________________________
                                       Alan R. Naughton
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY

                                 /s/Carmen F. Deyesu
                           By:   _________________________________
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
     LIST OF CUSTOMERS
Add the following Funds:
T. Rowe Price International Funds, Inc. on behalf of:
  T. Rowe Price Global Stock Fund
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Health & Life Sciences Fund, Inc.

  Attachment B                                                        Schedule A
                                                                     Page 1 of 2

                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1993

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price European Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
      T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price Global Stock Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price New America Growth Fund, Inc.
   T. Rowe Price Value Fund, Inc.
   T. Rowe Price Health & Life Sciences Fund, Inc.
 Attachment B                                                         Schedule A
                                                                     Page 1 of 2

   Income Funds

   T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Global Government Income Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
      T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund
   T. Rowe Price Corporate Income Fund, Inc.

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan
   Common Trust Funds
   T. Rowe Price Trust Company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Pacific Discovery Trust

      European Discovery Trust
      Japan Discovery Trust
      Latin American Discovery Trust
   New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to
                                            the Customer listed under
   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

                              AMENDMENT AGREEMENT

     The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, and November 1, 1995 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 31, 1996 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section I of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add and delete certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                               THE CHASE MANHATTAN BANK
                              /s/Caroline Willson
                              By:_________________________________
                               Caroline Willson Vice President

                              EACH OF THE CUSTOMERS LISTED IN
                               ATTACHMENT A HERETO, SEPARATELY AND
                                INDIVIDUALLY
                               /s/Carmen F. Deyesu
                              By:________________________________
                               Carmen F. Deyesu
                              Treasurer

                                                                    Attachment A

                               LIST OF CUSTOMERS

Add the following Funds:
T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Financial Services Fund, Inc.
Institutional Equity Funds, Inc. on behalf of:
     Mid-Cap Equity Growth Fund
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price Trust Company, as Trustee for the
     International Common Trust Fund on behalf of:
     Emerging Markets Equity Trust

  Attachment B                                                        Schedule A
                                                                     Page 1 of 2

                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                         THE CHASE MANHATTAN BANK, N.A.
                             DATED JANUARY 3, 1994

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Financial Services Fund, Inc.
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   T. Rowe Price Health Sciences Fund, Inc.
   Institutional Equity Funds, Inc. on behalf of:
      Mid-Cap Equity Growth Fund
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price European Stock Fund
      T. Rowe Price Global Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
   T. Rowe Price International Series, Inc., on behalf of:
      T. Rowe Price International Stock Portfolio

   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price Mid-Cap Value Fund, Inc.
   T. Rowe Price New America Growth Fund
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price OTC Fund, Inc. on behalf of:
      T. Rowe Price OTC Fund
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Value Fund, Inc.

   Income Funds
   T. Rowe Price Corporate Income Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Bond Fund
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price Short-Term Global Income Fund
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Short-Term U.S. Government Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan
   Common Trust Funds
   T. Rowe Price Trust Company,
   as Trustee for the International
   Common Trust Fund on behalf of
   the Underlying Trusts:
      Emerging Markets Equity Trust
      European Discovery Trust

      Foreign Discovery Trust
      Foreign Discovery Trust-Augment
      Japan Discovery Trust
      Latin America Discovery Trust
      Pacific Discovery Trust
      New York City International Common Trust Fund

III. OTHER                                 No Riders are applicable to the
Customer
                                            listed under
   RPFI International                      Section III of this
     Partners, L.P.                        Schedule A.

     AMENDMENT, dated July 17, 1997 to the January 3, 1994 Custody Agreement ("Agreement"), as amended July 31, 1996 ("Amendment Agreement"), by and between each of the Entities listed in Attachment B of the Amendment Agreement, separately and individually (each such entity hereinafter referred to as the "Customer"), and The Chase Manhattan Bank, N.A. whose obligations have since been adopted by The Chase Manhattan Bank ("Bank"), having a place of business at One Chase Manhattan Plaza, New York, N.Y. 10081

     It is hereby agreed as follows:

     Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

     Section 2. The Agreement is amended as follows by adding the following as new ' 15:

     (a) "CMBI" shall mean Chase Manhattan Bank International, an indirect wholly-owned subsidiary of Bank, located in Moscow, Russia, and any nominee companies appointed by it.

     (b) "International Financial Institution" shall mean any bank in the top 1,000 (together with their affiliated companies) as measured by "Tier 1" capital or any broker/dealer in the top 100 as measured by capital.

     (c)  "Negligence" shall mean the failure to exercise "Reasonable Care".

     (d) "No-Action Letter" shall mean the response of the Securities and Exchange Commission's Office of Chief Counsel of Investment Management, dated April 18, 1995, in respect of the Templeton Russia Fund, Inc. (SEC Ref. No. 95-151-CC, File No. 811-8788) providing "no-action" relief under '17(f) of the Investment Company Act of 1940, as amended, and SEC Rule 17-f5 thereunder, in connection with custody of such Templeton Russia Fund, Inc.'s investments in Russian Securities.

     (e) "Reasonable Care" shall mean the use of reasonable custodial practices under the applicable circumstances as measured by the custodial practices then prevailing in Russia of

International Financial Institutions acting as custodians for their institutional investor clients in Russia.

     (f) "Registrar Company" shall mean any entity providing share registration services to an issuer of Russian Securities.

     (g) "Registrar Contact" shall mean a contract between CMBI and a Registrar Company (and as the same may be amended from time to time) containing, inter alia, the contractual provisions described at paragraphs (a)-(e) on pps. 5-6 of the No-Action Letter.

     (h)  "Russian Security" shall mean a Security issued by a Russian issuer.

     (i) "Share Extract" shall mean: (i) an extract of its share registration books issued by a Registrar Company indicating an investor's ownership of a security; and (ii) a form prepared by CMBI or its agent in those cases where a Registrar Company in unwilling to issue a Share Extract.

     Section 3. Section 6(a) of the Agreement is amended by adding the following at the end thereof: "With respect to Russia, payment for Russian Securities shall not be made prior to the issuance of the Share Extract relating to such Russian Security. Delivery of Russian Securities may be made in accordance with the customary or established securities trading or securities processing practices and procedures in Russia. Delivery of Russian Securities may also be made in any manner specifically required by Instructions acceptable to the Bank. Customer shall promptly supply such transaction and settlement information as may be requested by Bank or CMBI in connection with particular transactions."

     Section 4. Section 8 of the Agreement is amended by adding a new paragraph to the end thereof as follows: "It is understood and agreed that Bank need only use its reasonable efforts with respect to performing the functions described in this '8 with respect to Russian Securities."
     Section 5. Section 12(a)(i) of the Agreement is amended with respect to Russian custody by deleting the phrase "reasonable care" wherever it appears and substituting, in lieu thereof, the phrase "Reasonable Care."

     Section 6. Section 12(a)(i) of the Agreement is further amended with respect to Russian custody by inserting the following at the end of the first sentence thereof:
"provided that, with respect to Russian Securities, Bank's responsibilities shall be limited to safekeeping of relevant Share Extracts."

     Section 7. Section 12(a)(i) of the Agreement is further amended with respect to Russian custody by inserting the following after the second sentence thereof: "In connection with the foregoing, neither Bank nor CMBI shall assume responsibility for, and neither shall be liable for, any action or inaction of any Registrar Company and no Registrar Company shall be, or shall be deemed to be, Bank, CMBI, a Subcustodian, a securities depository or the employee, agent or personnel of any of the foregoing. To the extent that CMBI employs agents to perform any of the functions to be performed by Bank or CMBI with respect to Russian Securities, neither Bank nor CMBI shall be responsible for any act, omission, default or for the solvency of any such agent unless the appointment of such agent was made with Negligence or in bad faith, or for any loss due to the negligent act of such agent except to the extent that such agent performs in a negligent manner which is the cause of the loss to the Customer and the Bank or CMBI failed to exercise reasonable care in monitoring such agent's performance where Customer has requested and Bank has agreed to accept such monitoring responsibility and except that where Bank or CMBI uses (i) an affiliated nominee or (ii) an agent to perform the share registration or share confirmation functions described in paragraphs (a)-(e) on pps. 5-6 of the No-Action Letter, and, to the extent applicable to CMBI, the share registration functions described on pps. 2-3 of the No-Action Letter, Bank and CMBI shall be liable to Customer as if CMBI were responsible for performing such services itself."

     Section 8. Section 12(a)(ii) is amended with respect to Russian custody by deleting the word "negligently" and substituting, in lieu thereof, the word "Negligently."

     Section 9. Section 12(a)(iii) is amended with respect to Russian custody by deleting the word "negligence" and substituting, in lieu thereof, the word "Negligence."

     Section 10. Add a new Section 16 to the Agreement as follows:

     (a) Bank will advise Customer (and will update such advice from time to time as changes occur) of those Registrar Companies with which CMBI has entered into a Registrar Contract. Bank shall cause CMBI both to monitor each Registrar Company and to promptly advise Customer when

CMBI has actual knowledge of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pps. 8-9 of the No-Action Letter with respect to a Registrar Company that serves in that capacity for any issuer the shares of which are held by Customer.

     (b) Where Customer is considering investing in the Russian Securities of an issuer as to which CMBI does not have a Registrar Company, Customer may request that Bank ask that CMBI both consider whether it would be willing to attempt to enter into such a Registrar Contract and to advise Customer of its willingness to do so. Where CMBI has agreed to make such an attempt, Bank will advise Customer of the occurrence of any one or more or the events described in paragraphs (i)-(iv) on pps. 8-9 of the No-Action Letter of which CMBI has actual knowledge.

     (c) Where Customer is considering investing in the Russian Securities of an issuer as to which CMBI has a Registrar Contract with the issuer's Registrar Company, Customer may advise Bank of its interest in investing in such issuer and, in such event, Bank will advise Customer of the occurrence of any one or more of the events described in paragraphs (i)-(v) on pps. 8-9 of the No-Action Letter of which CMBI has actual knowledge.

     Section 11. Add a new Section 17 to the Agreement as follows: "Customer shall pay for and hold Bank and CMBI harmless from any liability or loss resulting from the imposition or assessment of any taxes (including, but not limited to, state, stamp and other duties) or other governmental charges, and any related expenses with respect to income on Russian Securities."

     Section 12. Add a new Section 18 to the Agreement as follows: "Customer acknowledges and agrees that CMBI may not be able, in given cases and despite its reasonable efforts, to obtain a Share Extract from a Registrar Company and CMBI shall not be liable in any such even including with respect to any losses resulting from such failure."

     Section 13. Add a new Section 19 to the Agreement as follows: "Customer acknowledges that it has received, reviewed and understands that Chase market report for Russia, including, but not limited to, the risks described therein."

     Section 14. Add a new Section 20 to the Agreement as follows: "Subject to the cooperation of a Registrar Company, for at least the first two years following CMBI's first use of a Registrar

Company, Bank shall cause CMBI to conduct share confirmations on at least a quarterly basis, although thereafter confirmations may be conducted on a less frequent basis if Customer's Board of Directors, in consultation with CMBI, determines it to be appropriate."

     Section 15. Add a new Section 21 to the Agreement as follows: "Bank shall cause CMBI to prepare for distribution to Customer's Board of Directors a quarterly report identifying: (i) any concerns it has regarding the Russian share registration system that should be brought to the attention of the Board of Directors; and (ii) the steps CMBI has taken during the reporting period to ensure that Customer's interests continue to be appropriately recorded."

     Section 16. Add a new Section 22 to the Agreement as follows: "Except as provided in new '16(b), the services to be provided by Bank hereunder will be provided only in relation to Russian Securities for which CMBI has entered into a Registrar Contract with the relevant Registrar Company."
                              *********************
     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

for EACH CUSTOMER                           THE CHASE MANHATTAN
                                           BANK
separately and individually

/s/Henry H. Hopkins                         /s/Helen C. Bairsto
Henry H. Hopkins                            Helen C. Bairsto
Vice President                              Vice President

                              AMENDMENT AGREEMENT

     The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, and July 31,
1996 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 23, 1997 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section 1 of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK

                           By:   /S/Caroline Willson
                                 Caroline Willson
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY

                           By:   /s/Carmen F. Deyesu
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
     LIST OF CUSTOMERS
Add the following Funds:
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Tax-Efficient Balanced Fund, Inc.
Change the name of the following Fund:
T. Rowe Price OTC Fund, Inc., on behalf of:
     T. Rowe Price OTC Fund
Effective May 1, 1997, the fund name changed to:
     T. Rowe Price Small-Cap Stock Fund, Inc.
Delete the following Fund:
T. Rowe Price International Funds, Inc., on behalf of:
     T. Rowe Price Short-Term Global Income Fund

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 1 of 3
                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Financial Services Fund, Inc.
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   T. Rowe Price Health Sciences Fund, Inc.
   Institutional Equity Funds, Inc. on behalf of:
      Mid-Cap Equity Growth Fund
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price European Stock Fund
      T. Rowe Price Global Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund
 PAGE 69

  Attachment B
                                                                      Schedule A
                                                                     Page 2 of 3

                                            APPLICABLE RIDERS TO
   CUSTOMER                                GLOBAL CUSTODY AGREEMENT
   T. Rowe Price International Series, Inc. on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Media & Telecommunications Fund, Inc.
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price Mid-Cap Value Fund, Inc.
   T. Rowe Price New America Growth Fund
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Stock Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Value Fund, Inc.

   Income Funds
   T. Rowe Price Corporate Income Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Bond Fund
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price International Bond Fund
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Short-Term U.S. Government Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price Tax-Efficient Balanced Fund, Inc.

  Attachment B
                                                                      Schedule A
                                                                     Page 3 of 3

                                            APPLICABLE RIDERS TO
                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Savings Plan

   Common Trust Funds
   T. Rowe Price Trust Company, as Trustee for the
   International Common Trust Fund on behalf of the Underlying Trusts:
      Emerging Markets Equity Trust
      European Discovery Trust
      Foreign Discovery Trust
      Foreign Discovery Trust - Augment
      Japan Discovery Trust
      Latin America Discovery Trust
      Pacific Discovery Trust
      New York City International Common Trust Fund

III. OTHER
     RPFI International Partners, L.P.     No Riders are applicable to the
Customer listed under                       Section III of this Schedule A.

      AMENDMENT, dated July 23, 1997, to the Custody Agreement ("Agreement"), dated January 3, 1994, between The Chase Manhattan Bank (as successor to The Chase Manhattan Bank, N.A.), having an office at 270 Park Avenue, New York, NY 10017-2070 and certain T. Rowe Price funds.

     It is agreed as follows:

     1. The third line of '8 of the Agreement is deleted and the following is inserted, in lieu thereof:

            Bank shall provide proxy voting services in accordance with the terms of the proxy voting services rider ("Proxy Rider") annexed hereto as Exhibit 1. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

     2. Except as modified hereby, the Agreement is confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
EACH OF THE CUSTOMERS, INDIVIDUALLY         THE CHASE MANHATTAN
AND SEPARATELY LISTED ON SECTION 1 OF      BANK
SCHEDULE A HERETO

By:/s/Henry H. Hopkins                     By:/s/Helen C. Bairsto
Henry H. Hopkins                            Helen C. Bairsto
Vice President                             Vice President

EACH OF THE CUSTOMERS, INDIVIDUALLY AND
SEPARATELY LISTED ON SECTION 2 OF
SCHEDULE A HERETO

By:/s/Nancy M. Morris
Nancy M. Morris
Vice President

                                                                       Exhibit 1
                           GLOBAL PROXY SERVICE RIDER
                          TO GLOBAL CUSTODY AGREEMENT
                                    BETWEEN
                            THE CHASE MANHATTAN BANK
                                      AND
                          CERTAIN T. ROWE PRICE FUNDS
                            DATED 3RD JANUARY, 1994

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to the Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank=s only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services

     Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (I) on loan;
(ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with '10 of the Agreement. Proxy Services fees shall be as separately agreed.

                                   SCHEDULE A
SECTION 1
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Series, Inc. on behalf of:
       T. Rowe Price Mid-Cap Growth Portfolio
       T. Rowe Price New America Growth Portfolio
       T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Income Series, Inc. on behalf of:
       T. Rowe Price Limited Term Bond Portfolio
Institutional Equity Funds, Inc. on behalf of:
       Mid-Cap Equity Growth Fund
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price New America Growth Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
       T. Rowe Price Personal Strategy Balanced Fund
       T. Rowe Price Personal Strategy Growth Fund
       T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Summit Funds, Inc. on behalf of:
       T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Tax-Efficient Balanced Fund, Inc.
T. Rowe Price Value Fund, Inc.

SECTION 2
NYC International Common Trust Fund

     AMENDMENT, dated October 29, 1997, to the Custody Agreement ("Agreement"), dated January 3, 1994, between The Chase Manhattan Bank (as successor to The Chase Manhattan Bank, N.A.), having an office at 270 Park Avenue, New York, NY 10017-2070 and certain T. Rowe Price funds.

     It is agreed as follows:

     1. The third line of '8 of the Agreement is deleted and the following is inserted, in lieu thereof:

            Bank shall provide proxy voting services in accordance with the terms of the proxy voting services rider ("Proxy Rider") annexed hereto as Exhibit 1. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

     2. Except as modified hereby, the Agreement is confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

EACH OF THE CUSTOMERS, INDIVIDUALLY         THE CHASE MANHATTAN
AND SEPARATELY LISTED ON SECTION 1 OF      BANK
SCHEDULE A HERETO

By:/s/Henry H. Hopkins                     By:/s/Helen C. Bairsto
Henry H. Hopkins                            Helen C. Bairsto
Vice President                             Vice President

EACH OF THE CUSTOMERS, INDIVIDUALLY AND
SEPARATELY LISTED ON SECTION 2 OF
SCHEDULE A HERETO

By:/s/Nancy M. Morris
Nancy M. Morris
Vice President
                           GLOBAL PROXY SERVICE RIDER
                          TO GLOBAL CUSTODY AGREEMENT
                                    BETWEEN
                            THE CHASE MANHATTAN BANK
                                      AND
                          CERTAIN T. ROWE PRICE FUNDS

                            DATED 3RD JANUARY, 1994

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to the Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer directions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank=s only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services

     Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Securities are: (I) on loan;
(ii) at registrar for registration or
reregistration; (iii) the subject of a conversion or other corporate action;
(iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting; (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with '10 of the Agreement. Proxy Services fees shall be as separately agreed.

                                   SCHEDULE A
SECTION 1
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Series, Inc. on behalf of:
       T. Rowe Price Mid-Cap Growth Portfolio
       T. Rowe Price New America Growth Portfolio
       T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Income Series, Inc. on behalf of:
       T. Rowe Price Limited Term Bond Portfolio
Institutional Equity Funds, Inc. on behalf of:
       Mid-Cap Equity Growth Fund
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price New America Growth Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
       T. Rowe Price Personal Strategy Balanced Fund
       T. Rowe Price Personal Strategy Growth Fund
       T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Summit Funds, Inc. on behalf of:
       T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Tax-Efficient Balanced Fund, Inc.
T. Rowe Price Value Fund, Inc.

SECTION 2
NYC International Common Trust Fund

                              AMENDMENT AGREEMENT

     The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, and July 23, 1997 (the "Custody Agreement"), by and between each of the Entities listed in Attachment A hereto, separately and individually (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of October 29, 1997 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

     WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Section 1 of Schedule A of the Custody Agreement ("Schedule A") shall be amended to add certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached hereto as Attachment B shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law: This Amendment Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                           THE CHASE MANHATTAN BANK

                           By:   /s/Helen C. Bairsto
                                 Helen C. Bairsto
                                 Vice President

                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEPARATELY AND INDIVIDUALLY

                           By:   /s/Carmen F. Deyesu
                                 Carmen F. Deyesu
                                Treasurer

                                                                    Attachment A
                               LIST OF CUSTOMERS
Add the following Fund:
T. Rowe Price Real Estate Fund, Inc.

                                                                    Attachment B
                                                                      Schedule A
                                                                     Page 1 of 3
                LIST OF CUSTOMERS, EACH INDIVIDUALLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   T. Rowe Price Balanced Fund, Inc.
   T. Rowe Price Blue Chip Growth Fund, Inc.
   T. Rowe Price Capital Appreciation Fund
   T. Rowe Price Capital Opportunity Fund, Inc.
   T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
   T. Rowe Price Dividend Growth Fund, Inc.
   T. Rowe Price Equity Income Fund
   T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
   T. Rowe Price Financial Services Fund, Inc.
   T. Rowe Price Growth & Income Fund, Inc.
   T. Rowe Price Growth Stock Fund, Inc.
   T. Rowe Price Health Sciences Fund, Inc.
   Institutional Equity Funds, Inc. on behalf of:
      Mid-Cap Equity Growth Fund
   Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund
   T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price European Stock Fund
      T. Rowe Price Global Stock Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund

  Attachment B
  Schedule A
                                                                     Page 2 of 3

                                            APPLICABLE RIDERS TO
CUSTOMER                                   GLOBAL CUSTODY
                                           AGREEMENT

   T. Rowe Price International Series, Inc. on behalf of:
      T. Rowe Price International Stock Portfolio
   T. Rowe Price Media & Telecommunications Fund, Inc.
   T. Rowe Price Mid-Cap Growth Fund, Inc.
   T. Rowe Price Mid-Cap Value Fund, Inc.
   T. Rowe Price New America Growth Fund
   T. Rowe Price New Era Fund, Inc.
   T. Rowe Price New Horizons Fund, Inc.
   T. Rowe Price Real Estate Fund, Inc.
   T. Rowe Price Science & Technology Fund, Inc.
   T. Rowe Price Small-Cap Stock Fund, Inc.
   T. Rowe Price Small-Cap Value Fund, Inc.
   T. Rowe Price Value Fund, Inc.

   Income Funds
   T. Rowe Price Corporate Income Fund, Inc.
   T. Rowe Price High Yield Fund, Inc.
   T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Bond Fund
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price International Bond Fund
   T. Rowe Price New Income Fund, Inc.
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
      T. Rowe Price Personal Strategy Growth Fund
      T. Rowe Price Personal Strategy Income Fund
   T. Rowe Price Short-Term Bond Fund, Inc.
   T. Rowe Price Short-Term U.S. Government Fund, Inc.
   T. Rowe Price Summit Funds, Inc. on behalf of:
      T. Rowe Price Summit Limited-Term Bond Fund
   T. Rowe Price Tax-Efficient Balanced Fund, Inc.

  Attachment B
                                                                      Schedule A
                                                                     Page 3 of 3

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.
   T. Rowe Price Trust Company as Trustee for the
      Johnson Matthey Salaried
      Employee Savings Plan
   Common Trust Funds
   T. Rowe Price Trust Company, as Trustee for the
      International Common Trust Fund on behalf of the Underlying Trusts:
      Emerging Markets Equity Trust
      European Discovery Trust
      Foreign Discovery Trust
      Foreign Discovery Trust - Augment
      Japan Discovery Trust
      Latin America Discovery Trust
      Pacific Discovery Trust

      New York City International Common Trust Fund

III. OTHER
     RPFI International Partners, L.P.      No Riders are
                                            applicable to the
                                            Customer listed under
                                            Section III of this
                                            Schedule A.

                             AMENDMENT AGREEMENT TO
                          RUSSIAN RIDER TO THE GLOBAL
                               CUSTODY AGREEMENT
     AMENDMENT to Attachment B of Global Custody Agreement dated January 3, 1994, as amended July 23, 1997, is hereby further amended as of September 3, 1997.
     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Amend Attachment B to consist of the following funds when pertaining to the Russian Rider dated July 17, 1997:

    Institutional International Funds, Inc., on behalf of:
      Foreign Equity Fund
    T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Bond Fund
      T. Rowe Price Emerging Markets Stock Fund
      T. Rowe Price European Stock Fund
      T. Rowe Price Global Government Bond Fund
      T. Rowe Price Global Stock Fund
      T. Rowe Price International Bond Fund
      T. Rowe Price International Discovery Fund
      T. Rowe Price International Stock Fund
      T. Rowe Price Japan Fund
      T. Rowe Price Latin America Fund
      T. Rowe Price New Asia Fund

    T. Rowe Price International Series, Inc. on behalf of:
      T. Rowe Price International Stock Portfolio

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

THE CHASE MANHATTAN BANK      EACH OF THE PARTIES LISTED ABOVE

By: /s/Helen C. Bairsto       By:/s/Henry H. Hopkins
  Helen C. Bairsto             Henry H. Hopkins
  Vice President               Vice President

                              AMENDMENT AGREEMENT

     The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, and October 29, 1997 (the "Custody Agreement"), by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., which contracts have been assumed by operation of law by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of December 15, 1998 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Amendment. Sections 1 and 3 of Schedule A of the Custody Agreement
        ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2. Agreement. The Customer agrees to be bound in all respects by all the
        ----------
terms and conditions of the Custody Agreement and shall be fully liable thereunder as a "Customer" as defined in the Custody Agreement.

     3. Confirmation of Agreement. Except as amended hereby, the Custody
        --------------------------
Agreement is in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4. Governing Law. This Amendment Agreement shall be construed in accordance
        --------------
with and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.
                           THE CHASE MANHATTAN BANK


                                 /s/Joseph M. Rondinelli
                           By:  _____________________________________
                                 Joseph M. Rondinelli
                                 Vice President



                           EACH OF THE CUSTOMERS LISTED IN ATTACHMENT A HERETO, SEVERALLY AND NOT JOINTLY


                                 /s/Henry H. Hopkins
                           By:  _____________________________________
                                 Henry H. Hopkins
                                 Vice President

                                                                    Attachment A



                               LIST OF CUSTOMERS

Change the name of the following Fund:
--------------------------------------
     T. Rowe Price Global Government Bond Fund
Effective May 1, 1998, the fund name changed to:
     T. Rowe Price Global Bond Fund

Add the following Fund:
-----------------------
T. Rowe Price International Funds, Inc. on behalf of:
     T.  Rowe Price International Growth & Income Fund

Add the following Funds to the Russian Rider:
---------------------------------------------
T. Rowe Price International Funds, Inc. on behalf of:
     T.  Rowe Price International Growth & Income Fund

RPFI International Partners, L.P.

                                                          Schedule A Page 1 of 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS         The Mutual Fund Rider is
   REGISTERED UNDER THE INVESTMENT         applicable to all Customers
   COMPANY ACT OF 1940                     listed under Section I of
                                            this Schedule A.

   Equity Funds
   ------------

   T. Rowe Price Balanced Fund, Inc.       Global Proxy Service Rider
   T. Rowe Price Blue Chip Growth Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Capital Appreciation Fund Global Proxy Service Rider
   T. Rowe Price Capital Opportunity Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Diversified Small-Cap Growth Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Dividend Growth Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Equity Income Fund        Global Proxy Service Rider
   T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price Mid-Cap Growth Portfolio Global Proxy Service Rider
     T. Rowe Price New America Growth Portfolio Global Proxy Service Rider
     T. Rowe Price Personal Strategy Balanced Portfolio Global Proxy Service
Rider
   T. Rowe Price Financial Services Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Growth & Income Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Growth Stock Fund, Inc.   Global Proxy Service Rider
   T. Rowe Price Health Sciences Fund, Inc. Global Proxy Service Rider Institutional Equity Funds, Inc. on behalf of:
     Mid-Cap Equity Growth Fund             Global Proxy Service Rider
   Institutional International Funds, Inc. on behalf of:
     Foreign Equity Fund                    Russian Rider
   T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Stock Fund Russian Rider
     T. Rowe Price European Stock Fund      Russian Rider
     T. Rowe Price Global Stock Fund        Russian Rider
     T. Rowe Price International Discovery Fund Russian Rider
     T. Rowe Price International Growth & Income Fund Russian Rider
     T. Rowe Price International Stock Fund Russian Rider
     T. Rowe Price Japan Fund              Russian Rider
     T. Rowe Price Latin America Fund       Russian Rider
     T.  Rowe Price New Asia Fund          Russian Rider

                                                          Schedule A Page 2 of 3

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

   T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio Russian Rider
   T. Rowe Price Media & Telecommunications Fund, Inc. Global Proxy Service
Rider
   T. Rowe Price Mid-Cap Growth Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Mid-Cap Value Fund, Inc.  Global Proxy Service Rider
   T. Rowe Price New America Growth Fund   Global Proxy Service Rider
   T. Rowe Price New Era Fund, Inc.        Global Proxy Service Rider
   T. Rowe Price New Horizons Fund, Inc.   Global Proxy Service Rider
   T. Rowe Price Real Estate Fund, Inc.    Global Proxy Service Rider
   T. Rowe Price Science & Technology Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Small-Cap Stock Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Small-Cap Value Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Value Fund, Inc.          Global Proxy Service Rider

   Income Funds
   ------------

   T. Rowe Price Corporate Income Fund, Inc. Global Proxy Service Rider
   T. Rowe Price High Yield Fund, Inc.     Global Proxy Service Rider
   T. Rowe Price Income Series, Inc. on behalf of:
     T. Rowe Price Limited-Term Bond Portfolio Global Proxy Service Rider
   T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund Russian Rider
     T. Rowe Price Global Bond Fund        Russian Rider
     T. Rowe Price International Bond Fund  Russian Rider
   T. Rowe Price New Income Fund, Inc.     Global Proxy Service Rider
   T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
     T. Rowe Price Personal Strategy Balanced Fund Global Proxy Service Rider
     T. Rowe Price Personal Strategy Growth Fund Global Proxy Service Rider
     T. Rowe Price Personal Strategy Income Fund Global Proxy Service Rider
   T. Rowe Price Short-Term Bond Fund, Inc. Global Proxy Service Rider
   T. Rowe Price Short-Term U.S. Government Fund, Inc. Global Proxy Service
Rider
   T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund Global Proxy Service Rider
   T. Rowe Price Tax-Efficient Balanced Fund, Inc. Global Proxy Service Rider

                                                          Schedule A Page 3 of 3

                                            APPLICABLE RIDERS TO
CUSTOMER                                    GLOBAL CUSTODY
                                           AGREEMENT

II. ACCOUNTS SUBJECT TO ERISA              The ERISA Rider is applicable
                                            to all Customers Under
                                            Section II of this
                                            Schedule A.

   T. Rowe Price Trust  Company, as Trustee for the
   Johnson Matthey Salaried Employee Savings Plan

   Common Trust Funds
   ------------------

   T. Rowe Price Trust Company, as Trustee for the International
   Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust
     European Discovery Trust
     Foreign Discovery Trust
     Foreign Discovery Trust - Augment
     Japan Discovery Trust
     Latin America Discovery Trust
     Pacific Discovery Trust

   New York City International Common Trust Fund Global Proxy Service Rider

III. OTHER

   RPFI International Partners, L.P.        Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997 and December 15, 1998
(the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of October 6, 1999 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK
                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY

                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 2


                               LIST OF CUSTOMERS


Change the name of the following Fund:
-------------------------------------

     T. Rowe Price Tax-Efficient Balanced Fund, Inc.

Effective May 27, 1999, the fund name changed to:

     T. Rowe Price Tax-Efficient Funds, Inc., on behalf of
        T. Rowe Price Tax-Efficient Balanced Fund

Add the following Fund:
-----------------------

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of:
     T. Rowe Price Tax-Efficient Growth Fund

Add the following Trusts:
------------------------

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund, on behalf of the Underlying Trusts:
     Foreign Discovery Trust - B
     International Small-Cap Trust

Delete the following Trust:
--------------------------

New York City International Common Trust Fund

Add the following Funds/Trusts/Limited Partnerships to the Global Proxy Service
-------------------------------------------------------------------------------
Rider:
-----

T. Rowe Price Equity Series, Inc.
     T. Rowe Price Equity Income Portfolio

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of
     T. Rowe Price Tax-Efficient Growth Fund

Institutional International Funds, Inc., on behalf of
     Foreign Equity Fund

                                                      ATTACHMENT A
                                                       PAGE 2 OF 2

T. Rowe Price International Funds, Inc., on behalf of
     T. Rowe Price Emerging Markets Stock Fund
     T. Rowe Price Emerging Markets Bond Fund
     T. Rowe Price European Stock Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Global Stock Fund
     T. Rowe Price International Bond Fund
     T. Rowe Price International Discovery Fund
     T. Rowe Price International Growth & Income Fund
     T. Rowe Price International Stock Fund
     T. Rowe Price Japan Fund
     T. Rowe Price Latin America Fund
     T. Rowe Price New Asia Fund

T. Rowe Price International Series, Inc., on behalf of
     T. Rowe Price International Stock Portfolio

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust
     European Discovery Trust
     Foreign Discovery Trust
     Foreign Discovery Trust - Augment
     Foreign Discovery Trust - B
     International Small-Cap Trust
     Japan Discovery Trust
     Latin America Discovery Trust
     Pacific Discovery Trust

RPFI International Partners, L.P.

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3


            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994


                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider
     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider

                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider


  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Global Bond Fund    Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Short-Term U.S. Government Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund   Global Proxy Service Rider
  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider

                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     European Discovery Trust          Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - Augment Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Latin America Discovery Trust     Global Proxy Service Rider
     Pacific Discovery Trust           Global Proxy Service Rider


III. OTHER

     RPFI International Partners, L.P. Global Proxy Service and Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998 and
October 6, 1999 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of February 9, 2000 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK

                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY

                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 1


                               LIST OF CUSTOMERS


Add the following Funds:
------------------------

Institutional Equity Funds, Inc., on behalf of:
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund

Add the following Funds to the Global Proxy Service Rider:
---------------------------------------------------------

Institutional Equity Funds, Inc., on behalf of
     Institutional Large-Cap Value Fund
     Institutional Small-Cap Stock Fund

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Value Fund Global Proxy Service Rider Institutional Small-Cap Stock Fund Global Proxy Service Rider
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider
     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider

                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider


  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Global Bond Fund    Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Short-Term U.S. Government Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund   Global Proxy Service Rider
  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider
                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

                                       APPLICABLE RIDERS TO

CUSTOMER                                      GLOBAL CUSTODY AGREEMENT


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     European Discovery Trust          Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - Augment Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Latin America Discovery Trust     Global Proxy Service Rider
     Pacific Discovery Trust           Global Proxy Service Rider


III. OTHER

     RPFI International Partners, L.P. Global Proxy Service and Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998,
October 6, 1999 and February 9, 2000 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of April 19, 2000 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK

                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY


                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 1


                               LIST OF CUSTOMERS


Add the following Fund:
-----------------------

T. Rowe Price International Funds, Inc., on behalf of:
     T. Rowe Price Emerging Europe & Mediterranean Fund

Add the following Fund to the Global Proxy Service and Russian Rider:
--------------------------------------------------------------------

T. Rowe Price International Funds, Inc., on behalf of:
     T. Rowe Price Emerging Europe & Mediterranean Fund

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Value Fund Global Proxy Service Rider Institutional Small-Cap Stock Fund Global Proxy Service Rider
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Europe &
        Mediterranean Fund             Global Proxy Service and Russian Rider
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider

     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider
     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider

                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider


  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Global Bond Fund    Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Short-Term U.S. Government Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund   Global Proxy Service Rider
  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider
                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

                                       APPLICABLE RIDERS TO

CUSTOMER                                      GLOBAL CUSTODY AGREEMENT


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     European Discovery Trust          Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - Augment Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Latin America Discovery Trust     Global Proxy Service Rider
     Pacific Discovery Trust           Global Proxy Service Rider


III. OTHER

     RPFI International Partners, L.P. Global Proxy Service and Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998,
October 6, 1999, February 9, 2000 and April 19, 2000 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of July 18, 2000 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK

                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY


                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 1


                               LIST OF CUSTOMERS

Add the following Funds:
------------------------

Equity Funds
------------

T. Rowe Price Developing Technologies Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.

Income Fund
-----------

T. Rowe Price U.S. Bond Index Fund, Inc.

T. Rowe Price Trust Company, as Trustee for the International
  Common Trust Fund on behalf of the Underlying Trusts:
      India Trust
      Taiwan Trust

Add the following Funds to the Global Proxy Service Rider:
---------------------------------------------------------

Equity Funds
------------

T. Rowe Price Developing Technologies Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.

Income Fund
-----------

T. Rowe Price U.S. Bond Index Fund, Inc.

T. Rowe Price Trust Company, as Trustee for the International
  Common Trust Fund on behalf of the Underlying Trusts:
      India Trust
      Taiwan Trust

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Developing Technologies Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Global Technology Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Value Fund Global Proxy Service Rider Institutional Small-Cap Stock Fund Global Proxy Service Rider
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Europe &
        Mediterranean Fund             Global Proxy Service and Russian Rider
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider

                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Funds, Inc. on behalf of (continued):
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider
     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider
  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider


  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Global Bond Fund    Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Short-Term U.S. Government Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Summit Funds, Inc. on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund   Global Proxy Service Rider

                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider
  T. Rowe Price U.S. Bond Index Fund, Inc.         Global Proxy Service Rider


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     European Discovery Trust          Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - Augment Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     India Trust                       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Latin America Discovery Trust     Global Proxy Service Rider
     Pacific Discovery Trust           Global Proxy Service Rider
     Taiwan Trust                      Global Proxy Service Rider


III. OTHER

     RPFI International Partners, L.P. Global Proxy Service and Russian Rider

                              AMENDMENT AGREEMENT


The Global Custody Agreement of January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31,
1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998,
October 6, 1999, February 9, 2000, April 19, 2000 and July 18, 2000 (the "Custody Agreement") by and between each of the Entities listed in Schedule A, as amended thereto, severally and not jointly (each such entity referred to hereinafter as the "Customer") and The Chase Manhattan Bank, N.A., whose contracts have been assumed by THE CHASE MANHATTAN BANK (the "Bank") is hereby further amended, as of October 25, 2000 (the "Amendment Agreement"). Terms defined in the Custody Agreement are used herein as therein defined.

                                  WITNESSETH:

     WHEREAS, the Customer wishes to appoint the Bank as its global custodian and the Bank wishes to accept such appointment pursuant to the terms of the Custody Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.Amendment.  Sections I, II and III of Schedule A of the Custody Agreement
       ----------
("Schedule A") shall be amended to add or change certain Customers as specified in Attachment A hereto. The revised Schedule A incorporating these changes in the form attached shall supersede the existing Schedule A in its entirety.

     2.
Agreement. The Customer and Bank agree to be bound in all respects by all the
----------
terms and conditions of the Custody Agreement and shall be fully liable and responsible thereunder as a "Customer" and "Bank," respectively, as defined in the Custody Agreement.

     3.
Confirmation of Agreement.  Except as amended hereby, the Custody Agreement is
------------ -- ---------
in full force and effect and as so amended is hereby ratified, approved and confirmed by the Customer and the Bank in all respects.

     4.
Governing Law:  This Amendment Agreement shall be construed in accordance with
--------- ----
and governed by the law of the State of New York without regard to its conflict of law principles.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                              THE CHASE MANHATTAN BANK

                                   /s/Joseph M. Rondinelli
                              By: ____________________________________
                                   Joseph M. Rondinelli
                                   Vice President


                              EACH OF THE CUSTOMERS LISTED IN
                              ATTACHMENT A HERETO, SEVERALLY
                              AND NOT JOINTLY


                                   /s/Henry H. Hopkins
                              By: ____________________________________
                                   Henry H. Hopkins
                                   Vice President

                                                                 ATTACHMENT A
                                                                 PAGE 1 OF 1


                               LIST OF CUSTOMERS

Add the following Funds:
------------------------

Equity Funds
------------

T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Blue Chip Growth Portfolio
     T. Rowe Price Health Sciences Portfolio

T. Rowe Price International Index Fund, Inc. on behalf of:
     T. Rowe Price International Equity Index Fund

Income Fund
-----------

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of:
     T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Delete the following Funds/Trusts:
---------------------------------

Income Funds:
-------------

T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Global Bond Fund
T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Summit Funds, Inc., on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund

Common Trust Funds:
------------------

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund on behalf of the Underlying Trusts:

     European Discovery Trust
     Foreign Discovery Trust-Augment
     Latin America Discovery Trust
     Pacific Discovery Trust

Other:
-----

RPFI International Partners, L.P.

Add the following Funds to the Global Proxy Service Rider:
---------------------------------------------------------

Equity Funds
------------

T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Blue Chip Growth Portfolio
     T. Rowe Price Health Sciences Portfolio

Income Fund
-----------

T. Rowe Price Tax-Efficient Funds, Inc., on behalf of:
     T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Delete the following Funds/Trusts from the Global Proxy Service Rider:
---------------------------------------------------------------------

Income Funds:
-------------

T. Rowe Price Short-Term U.S. Government Fund, Inc.
T. Rowe Price Summit Funds, Inc., on behalf of:
     T. Rowe Price Summit Limited-Term Bond Fund

Common Trust Funds:
------------------

T. Rowe Price Trust Company, as Trustee for the International
Common Trust Fund on behalf of the Underlying Trusts:

     European Discovery Trust
     Foreign Discovery Trust-Augment
     Latin America Discovery Trust
     Pacific Discovery Trust

Add the following Fund to the Global Proxy Service and Russian Rider
--------------------------------------------------------------------

Equity Fund
-----------

T. Rowe Price International Index Fund, Inc. on behalf of:
     T. Rowe Price International Equity Index Fund

Delete the following Fund/Other from the Global Proxy Service and Russian Rider:
--------------------------------------------------------------------------------
Income Funds:
------------
T. Rowe Price International Funds, Inc., on behalf of:
     T. Rowe Price Global Bond Fund

Other:
-----
RPFI International Partners, L.P.

                                                                 SCHEDULE A
                                                                 PAGE 1 OF 3

            LIST OF CUSTOMERS, SEVERALLY AND NOT JOINTLY PARTIES TO
                         GLOBAL CUSTODY AGREEMENT WITH
                            THE CHASE MANHATTAN BANK
                             DATED JANUARY 3, 1994

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

I. INVESTMENT COMPANIES/PORTFOLIOS       The Mutual Fund Rider is applicable to
  REGISTERED UNDER THE INVESTMENT        all Customers listed under Section I of
  COMPANY ACT OF 1940                    this Schedule A.

  Equity Funds
  ------------

  T. Rowe Price Balanced Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Blue Chip Growth Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price Capital Appreciation Fund          Global Proxy Service Rider
  T. Rowe Price Capital Opportunity Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Developing Technologies Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Dividend Growth Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Equity Income Fund       Global Proxy Service Rider
  T. Rowe Price Equity Series, Inc. on behalf of:
     T. Rowe Price Blue Chip Growth Portfolio Global Proxy Service Rider
      T. Rowe Price Equity Income Portfolio   Global Proxy Service Rider
     T. Rowe Price Health Sciences Portfolio  Global Proxy Service Rider
      T. Rowe Price Mid-Cap Growth Portfolio  Global Proxy Service Rider
      T. Rowe Price New America Growth Portfolio   Global Proxy Service Rider
      T. Rowe Price Personal Strategy Balanced Portfolio

Global Proxy Service Rider
  T. Rowe Price Financial Services Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price Global Technology Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Growth & Income Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Growth Stock Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Health Sciences Fund, Inc.         Global Proxy Service Rider
  Institutional Equity Funds, Inc. on behalf of:
     Institutional Large-Cap Value Fund Global Proxy Service Rider Institutional Small-Cap Stock Fund Global Proxy Service Rider
      Mid-Cap Equity Growth Fund       Global Proxy Service Rider
  Institutional International Funds, Inc. on behalf of:
      Foreign Equity Fund              Global Proxy Service and Russian Rider
  T. Rowe Price International Funds, Inc. on behalf of:
      T. Rowe Price Emerging Europe &
        Mediterranean Fund             Global Proxy Service and Russian Rider
      T. Rowe Price Emerging Markets Stock Fund

Global Proxy Service and Russian Rider

                                                                 SCHEDULE A
                                                                 PAGE 2 OF 3

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT

  T. Rowe Price International Funds, Inc. on behalf of (continued):
     T. Rowe Price European Stock Fund Global Proxy Service and Russian Rider
     T. Rowe Price Global Stock Fund   Global Proxy Service and Russian Rider
     T. Rowe Price International Discovery Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Growth & Income Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Stock Fund

Global Proxy Service and Russian Rider
     T. Rowe Price Japan Fund          Global Proxy Service and Russian Rider
     T. Rowe Price Latin America Fund  Global Proxy Service and Russian Rider
     T. Rowe Price New Asia Fund       Global Proxy Service and Russian Rider
  T. Rowe Price International Index Fund, Inc. on behalf of:
     T. Rowe Price International Equity Index Fund

Global Proxy Service and Russian Rider
  T. Rowe Price International Series, Inc. on behalf of:
     T. Rowe Price International Stock Portfolio

Global Proxy Service and Russian Rider
  T. Rowe Price Media & Telecommunications Fund, Inc.

Global Proxy Service Rider
  T. Rowe Price Mid-Cap Growth Fund, Inc.          Global Proxy Service Rider
  T. Rowe Price Mid-Cap Value Fund, Inc.      Global Proxy Service Rider
  T. Rowe Price New America Growth Fund       Global Proxy Service Rider
  T. Rowe Price New Era Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price New Horizons Fund, Inc.       Global Proxy Service Rider
  T. Rowe Price Real Estate Fund, Inc.   Global Proxy Service Rider
  T. Rowe Price Science & Technology Fund, Inc.
Global Proxy Service Rider
  T. Rowe Price Small-Cap Stock Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Small-Cap Value Fund, Inc.         Global Proxy Service Rider
  T. Rowe Price Value Fund, Inc.         Global Proxy Service Rider

  Income Funds
  ------------

  T. Rowe Price Corporate Income Fund, Inc.        Global Proxy Service Rider
  T. Rowe Price High Yield Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Income Series, Inc. on behalf of:
      T. Rowe Price Limited-Term Bond Portfolio    Global Proxy Service Rider
  T. Rowe Price International Funds, Inc. on behalf of:
     T. Rowe Price Emerging Markets Bond Fund

Global Proxy Service and Russian Rider
     T. Rowe Price International Bond Fund
Global Proxy Service and Russian Rider
  T. Rowe Price New Income Fund, Inc.    Global Proxy Service Rider
  T. Rowe Price Personal Strategy Funds, Inc. on behalf of:
      T. Rowe Price Personal Strategy Balanced Fund
Global Proxy Service Rider
      T. Rowe Price Personal Strategy Growth Fund  Global Proxy Service Rider
      T. Rowe Price Personal Strategy Income Fund  Global Proxy Service Rider
  T. Rowe Price Short-Term Bond Fund, Inc.         Global Proxy Service Rider

                                                                 SCHEDULE A
                                                                 PAGE 3 OF 3

  T. Rowe Price Tax-Efficient Funds, Inc. on behalf of:
     T. Rowe Price Tax-Efficient Balanced Fund     Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Growth Fund  Global Proxy Service Rider
     T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Global Proxy Service Rider
  T. Rowe Price U.S. Bond Index Fund, Inc.         Global Proxy Service Rider

                                       APPLICABLE RIDERS TO
CUSTOMER                                      GLOBAL CUSTODY AGREEMENT


II.  ACCOUNTS SUBJECT TO ERISA           The ERISA Rider is applicable to all
                                       Customers under Section II of this
                                       Schedule A.
  T. Rowe Price Trust Company, as Trustee for the
  Johnson Matthey Salaried Employee Savings Plan

  Common Trust Funds
  ------------------

  T. Rowe Price Trust Company, as Trustee for the International Common Trust Fund on behalf of the Underlying Trusts:
     Emerging Markets Equity Trust     Global Proxy Service Rider
     Foreign Discovery Trust           Global Proxy Service Rider
     Foreign Discovery Trust - B       Global Proxy Service Rider
     India Trust                       Global Proxy Service Rider
     International Small-Cap Trust     Global Proxy Service Rider
     Japan Discovery Trust             Global Proxy Service Rider
     Taiwan Trust                      Global Proxy Service Rider




ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION

         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation;

PROVIDED, HOWEVER, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         Section 10.01.
INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE: The Corporation shall
--------------- --- ------- -- -------- -- -------
indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

         (a)
there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

         (b)
in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

             (i)
the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

         (a)  the Indemnitee provides a security for his undertaking; or

         (b)
the Corporation shall be insured against losses arising by reason of any lawful advances; or

         (c)
there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

             (i)
a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER


         T. Rowe Price Group, Inc., ("GROUP") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

         T. Rowe Price Savings Bank ("SAVINGS BANK"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., commenced operations in 2000. The Savings Bank is a federally chartered savings bank, and provides federally insured bank products to a national customer base.

         T. Rowe Price International, Inc. (formerly Rowe Price-Fleming International, Inc.), a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Finance, Inc. T. Rowe Price International, Inc. ("T. ROWE PRICE INTERNATIONAL") was incorporated in Maryland in 2000 and provides investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts,
T. Rowe Price International also sponsors and serves as adviser and subadviser to registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.


         T. Rowe Price Global Investment Services Limited is an English Corporation, organized in 2000, and a wholly owned subsidiary of T. Rowe Price Group, Inc. Global Investment Services provides investment management, sales, and client servicing to non-U.S. institutional and retail investors.

         T. Rowe Price Global Asset Management Limited ("GLOBAL ASSET MANAGEMENT"), an English corporation, is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management will provide investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements. Global Asset Management is a wholly-owned subsidiary of T. Rowe Price Group, Inc.


         T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which T. Rowe Price Associates, Inc. sponsors and serves as investment adviser (the "PRICE FUNDS"). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

         TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.


         T. Rowe Price Associates Foundation, Inc. (the "FOUNDATION"), was incorporated in 1981 (and is not a subsidiary of T. Rowe Price Associates, Inc.). The Foundation's overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby contributions its employees make to qualifying organizations of their choice are matched according to established guidelines.


         T. Rowe Price Services, Inc. ("PRICE SERVICES"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.


         T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.


         T. Rowe Price Trust Company ("TRUST COMPANY"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and non-qualified employee benefit plans, individual retirement accounts, and common trust funds.


         T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of T. Rowe Price Associates, Inc., it owns the technology rights, hardware, and software of T. Rowe Price Associates, Inc. and affiliated companies and provides technology services to them.


         TRPH Corporation, a wholly owned subsidiary of T. Rowe Price Associates, Inc., was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.


         T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.


         T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by T. Rowe Price Associates, Inc. and invests in private financings of small companies with high growth potential; Threshold Fund Associates, Inc. is the General Partner of the partnership.


         T. Rowe Price Stable Asset Management, Inc. ("STABLE ASSET MANAGEMENT"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as fixed income securities.


         T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

         T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with T. Rowe Price Associates, Inc. and T. Rowe Price Trust Company as its members) organized in 1996 to serve as General Partner of
T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.


         T. Rowe Price (Canada), Inc. ("TRP CANADA") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.



         T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of
T. Rowe Price Group, Inc., organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.


         Since 1983, T. Rowe Price Associates, Inc. has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.


         TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses
T. Rowe Price Associates' transfer agent, plan administrative services, retirement plan services, and operations support functions.

         TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.


         TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

         TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.


         T. Rowe Price Strategic Partners Fund II, L.P. is a Delaware limited partnership organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.


         T. Rowe Price Advisory Services, Inc., ("ADVISORY SERVICES"), a wholly owned subsidiary of T. Rowe Price Group, Inc. was incorporated in Maryland in 2000 Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.


         HorizonGuide, Inc., a Delaware corporation, is a wholly owned subsidiary of T. Rowe Price Group, Inc., organized March 23, 2000 for the specific purpose of providing services over the Internet to meet the financial, emotional, lifestyle and other planning and advice needs of the pre-retirement market. HorizonGuide has a separately incorporated subsidiary, HORIZONGUIDE SERVICES, INC., organized on June 2, 2000, to sponsor the financial pages of the HorizonGuide site.


         Listed below are the directors, executive officers and managing directors of T. Rowe Price Group, Inc. who have other substantial businesses, professions, vocations, or employment aside from their association with T. Rowe Price Associates, Inc.:


                   DIRECTORS OF T. ROWE PRICE GROUP, INC.


D. WILLIAM J. GARRETT, Director of T. Rowe Price Group, Inc. Mr. Garrett was the Group Chief Executive of Robert Fleming Holdings Limited from 1997 until 2000 when the company was acquired by the Chase Manhattan Corporation. He also served as a director of Rowe Price-Fleming International, Inc. (now T. Rowe Price International) from 1981 until 2000. Mr. Garrett's address is 13 Stanley Crescent, London W11 2NA, England.

DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's address is One South Street, 25th Floor, Baltimore, Maryland 21202.


RICHARD L. MENSCHEL, Director of T. Rowe Price Group, Inc. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is: 85 Broad Street, 2nd Floor, New York, New York 10004.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort

James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219.


All of the following directors of T. Rowe Price Group, Inc. are employees of T. Rowe Price Associates, Inc.


EDWARD C. BERNARD, Director and Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of
T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank.


HENRY H. HOPKINS, Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Vice President of T. Rowe Price International, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.


JAMES A.C. KENNEDY, Director and Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.


JOHN H. LAPORTE, JR., Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.


WILLIAM T. REYNOLDS, Director and Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Chairman of the Board and Director of
T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.


JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of
T. Rowe Price Group, Inc.; Director and Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and
T. Rowe Price Services, Inc.; Director of T. Rowe Price International, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP

Suburban Third, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.


GEORGE A. ROCHE, Chairman of the Board, President, Director, and Managing Director of T. Rowe Price Group, Inc.; President, Director and Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.


BRIAN C. ROGERS, Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.


M. DAVID TESTA, Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director of T. Rowe Price Group, Inc.; Director, Chief Investment Officer, and Managing Director of T. Rowe Price Associates, Inc.; Director, T. Rowe Price International; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation.


MARTIN G. WADE, Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of T. Rowe Price International.

                         ADDITIONAL EXECUTIVE OFFICERS


MICHAEL A. GOFF, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and the President of T. Rowe Price Investment Technologies, Inc.


CHARLES E. VIETH, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.


CHRISTINA WASIAK, Managing Director and Chief Financial Officer of T. Rowe Price Group, Inc.; Vice President of T. Rowe Price Associates, Inc.


  ADDITIONAL MANAGING DIRECTORS OF T. ROWE PRICE GROUP, INC. AND T. ROWE PRICE
                              ASSOCIATES, INC.

PRESTON G. ATHEY, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company; Vice President of T. Rowe Price Trust Company.


BRIAN W.H. BERGHUIS, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.


STEPHEN W. BOESEL, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.


JOHN H. CAMMACK, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.


GREGORY A. McCRICKARD, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.


MARY J. MILLER, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.


CHARLES A. MORRIS, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.


NANCY M. MORRIS, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Stable Asset Management, Inc.; Director and Vice President of T. Rowe Price Trust Company.


GEORGE A. MURNAGHAN, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.


MARIA NALYWAYKO, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.


EDMUND M. NOTZON III, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company.


WAYNE D. O'MELIA, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc.; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company.

LARRY J. PUGLIA, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price (Canada), Inc.


JOHN R. ROCKWELL, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of
T. Rowe Price Investment Services, Inc.


R. TODD RUPPERT, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; President of T. Rowe Price Global Asset Management Limited; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.


ROBERT W. SMITH, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International.


WILLIAM J. STROMBERG, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.


MARK J. VASELKIV, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Recovery Fund Associates, Inc. and T. Rowe Price Recovery Fund II Associates, L.L.C.


RICHARD T. WHITNEY, Managing Director of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International and T. Rowe Price Trust Company.


         Certain directors and officers of T. Rowe Price Group Inc., and T. Rowe Price Associates, Inc. are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

         See also "Management of the Funds," in Registrant's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS


(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the T. Rowe Price family of mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free

         Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc.,
         T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund,
         T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc.,
         T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Funds, Inc., T. Rowe Price Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Real Estate Fund, Inc., T. Rowe Price Developing Technologies Fund, Inc., and T. Rowe Price Global Technology Fund, Inc., T. Rowe Price U.S. Bond Index Fund, Inc., and T. Rowe Price International Index Fund, Inc.


         Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


NAME                          POSITIONS AND                   POSITIONS AND
                               OFFICES WITH                    OFFICES WITH
                                      UNDERWRITER                  REGISTRANT
James S. Riepe               Chairman of the Board     Trustee and Vice
                                                 and Director       President
Edward C. Bernard                  President and Director          None
Henry H. Hopkins    Vice President and Director     Vice President
Charles E. Vieth                      Vice President and Director     None
Patricia M. Archer                   Vice President                  None
Steven J. Banks                       Vice President                  None
John T. Bielski                         Vice President                  None
Darrell N. Braman                 Vice President                  None
Ronae M. Brock                    Vice President                  None
Meredith C. Callanan            Vice President                  None
John H. Cammack                 Vice President                  None
Ann R. Campbell                    Vice President                  None
Christine M. Carolan             Vice President                  None
Joseph A. Carrier                 Vice President                  None
Laura H. Chasney                Vice President                  None
Renee M. Christoff                Vice President                  None
Christopher W. Dyer                Vice President                  None
Christine S. Fahlund                 Vice President                  None
Forrest R. Foss                         Vice President                  None
Thomas A. Gannon                    Vice President                  None
Andrea G. Griffin                       Vice President                  None
Douglas E. Harrison                  Vice President                  None
David J. Healy                            Vice President                  None
Joanne M. Healey                       Vice President                  None
Joseph P. Healy                            Vice President                None
Walter J. Helmlinger                 Vice President                  None
Eric G. Knauss                             Vice President                None
Sharon R. Krieger                        Vice President                  None
Steven A. Larson                       Vice President                  None
Keith W. Lewis                          Vice President                  None
Gayle A. Lomax                          Vice President                  None
Sarah McCafferty                         Vice President                  None
Mark J. Mitchell                       Vice President                  None
Nancy M. Morris                        Vice President                  None
George A. Murnaghan                 Vice President                  None
Steven E. Norwitz                          Vice President                None
Kathleen M. O'Brien                     Vice President                  None
Barbara A. O'Connor                   Vice President                  None
Wayne D. O'Melia                       Vice President                  None
David Oestreicher                     Vice President                  None
Robert Petrow                              Vice President                  None
Pamela D. Preston                        Vice President                  None
George D. Riedel                          Vice President                  None
John R. Rockwell                          Vice President                  None
Kenneth J. Rutherford                  Vice President                  None
Alexander Savich                            Vice President                None
Kristin E. Seeberger                       Vice President                 None
Donna B. Singer                             Vice President                 None
Bruce D. Stewart                     Vice President                  None
William W. Strickland, Jr.      Vice President                  None
Jerome Tuccille                    Vice President                  None
Walter Wdowiak                 Vice President                  None
William F. Wendler II               Vice President                  None
Jane F. White                         Vice President                  None
Thomas R. Woolley                  Vice President                  None
Barbara A. O'Connor            Controller                      None
Theodore J. Zamerski III         Assistant Vice President and    None
 Assistant Controller
Matthew B. Alsted                     Assistant Vice President        None
Kimberly B. Andersen           Assistant Vice President        None
Richard J. Barna                 Assistant Vice President        None
Catherine L.Berkenkemper        Assistant Vice President        None
Edwin J. Brooks  III                      Assistant Vice President        None
Carl A. Cox                          Assistant Vice President        None
Cheryl L. Emory                     Assistant Vice President        None
John A. Galateria                   Assistant Vice President        None
Janelyn A. Healey             Assistant Vice President        None
Sandra J. Kiefler              Assistant Vice President        None
Suzanne M. Knoll                 Assistant Vice President        None
Patricia B. Lippert             Assistant Vice President        Secretary
Teresa M. Loeffert                      Assistant Vice President        None
C. Lillian Matthews                     Assistant Vice President        None
Janice D. McCrory                     Assistant Vice President        None
Danielle Nicholson Smith    Assistant Vice President        None
JeanneMarie B. Patella                Assistant Vice President        None
Kylelane Purcell                          Assistant Vice President        None
David A. Roscum                       Assistant Vice President        None
Carole H. Smith                        Assistant Vice President        None
John A. Stranovsky                       Assistant Vice President        None
Nolan L. North                                 Assistant Treasurer         None
Barbara A. Van Horn                      Secretary                       None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State

Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.


         Custody of Registrant's portfolio securities which are purchased outside the United States is maintained by The Chase Manhattan Bank, London, in its foreign branches or with other U.S. banks. The Chase Manhattan Bank, London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS

(a)     Not applicable

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this April 30, 2001.

       T. Rowe Price New Era Fund, Inc.

       /s/Charles M. Ober
By:    Charles M. Ober
       President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                 Date
---------                -----                 ----


/s/Charles M. Ober        President             April 30, 2001
Charles M. Ober           (Chief Executive Officer)


/s/Joseph A. Carrier     Treasurer(Chief        April 30, 2001
Joseph A. Carrier        Financial Officer)


*                        Director               April 30, 2001
Donald W. Dick, Jr.


*                        Director               April 30, 2001
David K. Fagin


/s/James A.C. Kennedy    Director               April 30, 2001
James A.C. Kennedy


*                        Director               April 30, 2001
Hanne M. Merriman


/s/James S. Riepe        Director and           April 30, 2001
James S. Riepe           Vice President


/s/M. David Testa        Director               April 30, 2001
M. David Testa


*                        Director               April 30, 2001
Hubert D. Vos


*                        Director               April 30, 2001
Paul M. Wythes

*/s/Henry H. Hopkins     Attorney-In-Fact       April 30, 2001
Henry H. Hopkins          and Vice President